SECURITIES AND EXCHANGE COMMISSION
                                           WASHINGTON D.C. 20549

                                                ----------


                                                 FORM 8-K

                                              CURRENT REPORT
                                                PURSUANT TO
                                          SECTION 13 or 15(d) OF
                                    THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   October 16, 1997



                                     THERMO-MIZER ENVIRONMENTAL CORP.
             -----------------------------------------------------------------
                            (Exact name of Registrant as specified in charter)


             DELAWARE                  33-87284-N4                 22-2312917
 -----------------------------------------------------------------------------
          (State or other              (Commission              (I.R.S Employer
         jurisdiction                 File Number)               Identification
         of incorporation)                                           Number)



             528 Oritan Avenue, Ridgefield, New Jersey               07657
    --------------------------------------------------------     ----------
              (Address of Principal Executive Offices)              (Zip Code)



                                               201-941-5805
                             -------------------------------------------------
                             Registrant's Telephone number including area code

ITEM 2.  Acquisition or Disposition of Assets.


         a)       Acquisition of Laminaire Corporation

         On October 16, Thermo-Mizer Environmental Corp. (the "Registrant") acquired all of the outstanding shares of Common Stock of the Laminaire Corporation ("Laminaire") from Garay LLC for a purchase price of $3,000,000, subject to adjustment. Laminaire, based in Rahway, New Jersey, manufactures and distributes cleanroom products and also produces a variety of electronic circuit boards. The purchase price consisted of a cash payment of $1,000,000, a convertible promissory note in the principal amount of $2,200,000 and a promissory note with a principal amount to be determined (the "Second Note").

         The First Note bears interest at the rate of 10% per annum and is payable in 60 equal installments of principal and interest of $33,829.79 commencing November 16, 1997 with a final payment of principal of $1,000,000 due on October 16, 2002. The First Note is convertible into shares of Common Stock at a conversion price per share equal to the average closing bid price for the five trading days prior to closing. The First Note is convertible commencing April 16, 1998 for two years in amounts not exceeding $500,000 for each four month period. The holder of the Convertible Debenture is entitled to demand registration of the Common Stock issuable upon conversion of the First Note one time at the Registrant's expense commencing April 16, 1999. The holder of the First Note is also entitled to piggyback registration with respect to such shares of Common Stock with respect to any registration statement filed by the Registrant with the exception of the registration statement to be filed in connection with any of the securities issued in connection with obtaining the financing for the acquisition of the stock of Laminaire.

         The Second Note will be in a principal amount equal to the difference between (a) the Stockholders' Equity (as hereinafter defined) of Laminaire as of September 30, 1997 minus $200,000 minus (b) the Stockholders' Equity of
Laminaire as of September 30, 1996. In the event that the adjustment as determined in accordance with clause (iii) is less than $0, then the principal amount of the First Note shall be reduced by such amount. The term "Stockholders' Equity" shall mean as of the time of any determination thereof, the net worth of Laminaire, all as determined by the Company in accordance with generally accepted accounting principles. The Second Note bears interest at the rate of 15% per anum. The principal amount of the Second Note, and all accrued interest thereon, is due on March 31, 1998.

         In conjunction with the acquisition of Laminaire, the Registrant issued a promissory note to Charles Garay in the principal amount of $90,479.27 (the "Third Note"). The Third Note bears interest at the rate of 15% per annum and the principal amount of the Third Note, and all accrued interest thereon, is due on February 13, 1998.

         The Registrant's obligations under the First Note, the Second Note and the Third Note are secured by first priority security interests in the real property and all tangible and intangible personal property including inventory and accounts receivables of Laminaire and the inventory and equipment of the Registrant and a subordinate security interest in the accounts receivable of the Registrant. The subordinate security interest is subordinate to the interests of the holders of convertible debentures and convertible promissory notes in the principal amount of $550,000.

         In conjunction with the acquisition of all of the outstanding stock of Laminaire, the Registrant paid all of Laminaire's obligations to Corestates National Bank ("Corestates") under a mortgage secured by Laminaire's interest in its real property and building located in Rahway, New Jersey. The Registrant paid Corestates approximately $1,100,000 on October 16, 1997. Laminaire's obligations to Corestates had been guaranteed by Charles J. Garay, which guaranty was terminated upon payment of the mortgage. Upon satisfaction of its obligations to Corestates, Laminaire owed its property free of any liens or encumbrances, except for the security interest granted in connection with the First, Second and Third Notes.

         Laminaire has used the building located on its property in Rahway, New Jersey as its principal office and manufacturing facility for the manufacture of cleanroom products and a variety of electronic circuit boards.. The Registrant anticipates continuing Laminaire's operations at such location and may relocate the Registrant's principal executive offices from Ridgefield, New Jersey to Laminaire's facility.

         Garay LLC, the seller of the common stock of Laminaire, is a New Jersey limited liability company which is partially owed by Charles J Garay and Antonio Garay. Charles J. Garay is a director of Laminaire and became a director of the Registrant on October 28, 1997. He is also serving as a consultant to Laminaire through January 16, 1998. Antonio Garay became the President and Chief Operating Officer of Laminaire on October 16, 1997.

         b)       Source of Funds

         The funds utilized by the Registrant to purchase the capital stock of Laminaire and satisfy Laminaire's obligations to Corestates were obtained from the issuance of Common Stock of the Registrant for aggregate consideration of $200,000 and the issuance of convertible promissory notes and debentures for the balance.

                  i. Concurrent with the closing of the acquisition of Laminaire on October 16, 1997, the Registrant issued convertible debentures (the "Debentures") to three investors in the principal amount of $300,000 pursuant to Regulation S under the Securities Act. The Registrant will pay interest to the holders of the Debenture at the rate of 5% per annum. Interest on the Debentures is payable in cash or Common Stock of the Registrant, at the Registrant's discretion. The Registrant's obligations under the Debentures are unsecured. The Debentures are convertible into shares of the Registrant's

Common Stock at any time beginning forty-one (41) days after the date of issuance, at a price per share (the "Conversion Price") equal to the lesser of 70% of the average closing bid price for the five trading days preceding: (i) the date of conversion or, (ii) the date of closing, October 16, 1997.

                  The Registrant received net proceeds of $280,000 from the sale of the Debentures, after deduction of expenses, including placement agent's commission of $20,000. The placement agent for the transaction is Monetary Advancement International, Ltd.

                  The Debentures have been issued to three investors, who have warranted that they are not related or affiliated, and that they are (i) not a "U.S. Person", (as that term is defined in Rule 902(o) of Regulation S), and
(ii) an "accredited investor" as defined in Rule 501 of Regulation D. The Debentures cannot be transferred, offered or sold in the "U.S.", or to "U.S. persons," as such term is defined in Rule 902(o) of Regulation S, until after forty-one (41) days from issuance.

                  ii. Concurrent with the closing of the acquisition of Laminaire on October 16, 1997, the Registrant issued 326,521 shares of Common Stock to a single investor, the Optimum Fund for aggregate consideration of $200,000 pursuant to Regulation S under the Securities Act. The Optimum Fund warranted that it is (1) not a "U.S. Person", (as that term is defined in Rule 902(o) of Regulation S), and (2) an "accredited investor" as defined in Rule 501 of Regulation D. The shares of Common Stock cannot be transferred, offered or sold in the "U.S.", or to "U.S. persons," as such term is defined in Rule 902(o) of Regulation S, until after forty-one (41) days from issuance. The placement agent for the transaction was U.S. Milestone, Inc.

                  iii. Concurrent with the closing of the acquisition of Laminaire on October 16, 1997, the Registrant issued convertible promissory notes ( the "Convertible Notes") to Norwood Venture Corp. in the principal amount of $500,000 pursuant to Regulation D under the Securities Act. The Registrant will pay interest to the holders of the Debenture at the rate of 10% per annum. The Registrant's obligations under the Debentures are secured by a first lien (except for an existing lien to secure indebtedness in the principal amount of $50,000) in the Registrant's accounts receivables and a lien that is second in priority to that of Garay LLC, the seller of the capital stock of Laminaire, with respect to the inventory and equipment of the Registrant and the accounts receivable, inventory and equipment of Laminaire. Laminaire also executed a guaranty in favor of Norwood with respect to the Registrant's under the Convertible Note. The Convertible Notes are convertible into shares of the Registrant's Common Stock at any time at a price per share (the "Conversion Price") equal to the lesser of 70% of the average closing bid price for the five trading days preceding: (i) the date of conversion or, (ii) the date of closing, October 16, 1997. The Registrant agreed to register the shares of Common Stock issuable upon conversion of the Convertible Note under the Securities Act.

                  The Registrant received net proceeds of $440,000 from the sale of the Debentures, after deduction of expenses, including placement agent's commission of $50,000 and legal fees payable to Norwood's counsel of $10,000. The placement agent for the transaction is Monetary Advancement International, Ltd.

                  iv. The balance of the purchase price for the capital stock of Laminiare, including the amounts paid toe Corestates, was obtained by the Registrant from the issuance of convertible debentures in the aggregate principal amount of $1,500,000 in July, August and September 1997.





ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS
         ------------------------------------------------------------------

(A -B) The financial statements with respect to the acquisition of Laminaire are also included in, and incorporated by reference to, the Company's report on Form 10-KSB filed on October 13, 1997

(C)   EXHIBITS.

Exhibit Number                      Title

10.19    Purchase Agreement between the Company and Laminaire Corporation dated October 13, 1997 (1)
10.20 Promissory Note in Principal Amount of $2,200,000 dated October 16, 1997 executed by the Company in favor of Garay LLC
10.21    Promissory Note dated October 16, 1997 executed by the Company in favor of Garay LLC
10.22 Promissory Note in Principal Amount of $90,479 dated October 16, 1997 executed by Company in favor of Charles Garay.
10.23  Guaranty  executed by Laminaire  Corporation  on October 16, 1997.  10.24
Mortgage  and  Security  Agreement  executed  by  Laminaire   Corporation  10.25
Employment Agreement of Charles J. Garay dated October 16, 1997 10.26 Employment Agreement of Antonio Garay dated October 16, 1997 10.27 Employment Agreement of Gerald E. Really dated October 16, 1997 10.28 Employment Agreement of Etta Monteleone dated October 16, 1997 10.29 Form of 5%Convertible Debenture issued by the Company on October 16,
         1997 in aggregate principal amount of $300,000
10.30    Convertible Note Purchase Agreement between the Company and
         Norwood Venture Corp. dated October 16, 1997, with form of
         Convertible Promissory Note executed by the Company in favor of Norwood Venture Corp. dated October 16, 1997
10.31    Security Agreement executed by the Company in favor of Norwood
         Venture Corp. dated October 16, 1997
10.32 Security Agreement executed by Laminaire Corporation in favor of Norwood Venture Corp. dated October 16, 1997
10.33 Guaranty executed by Laminaire Corporation in favor of Norwood Venture Corp. dated October 16, 1997


(1) Included in, and incorporated by reference to, the Company's report on Form 10-KSB filed on October 13, 1997



ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

                  Reference is made to the response to Item 2.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 THERMO-MIZER ENVIRONMENTAL CORP.

                                /s/ Jon J. Darcy
                                       ------------------------------------
                                By: Jon J. Darcy
                                    President


Date: October 27, 1997




laminaire\8k1026.97

EXHIBIT 10.20 PROMISSORY IN PRINCIPAL AMOUNT OF $2,200,000 DATED OCTOBER 16, 1997 EXECUTED BY THE COMPANY IN FAVOR OF GARAY LLC.

                               EXHIBIT 10.20

                                                                 US $2,200,000

                        THERMO-MIZER ENVIRONMENTAL CORP.

                   10% CONVERTIBLE NOTE DUE OCTOBER 16, 2002



         FOR VALUE RECEIVED, the Thermo-Mizer Environmental Corp., a corporation duly organized and existing under the laws of Delaware (the "Company") promises to pay to the order of Garay LLC, the registered holder hereof and its successors and assigns (the "Holder"), the principal sum of Two Million Two Hundred Thousand Dollars (US $2,200,000) on October 16, 2002 (five years from the date hereof) (the "Maturity Date"), and to pay interest on the principal sum outstanding at the rate of ten percent (10%) per annum as follows:

         The principal and interest shall be repaid in 60 consecutive monthly installments each in the amount of $33,829.79, commencing on the 16th day of November, 1997 and on the 16th day of each month thereafter, and the final installment shall be paid on the 16th day of October, 2002 in the principal amount of $1,000,000.


Accrual of interest on the unpaid outstanding principal balance shall commence on the date hereof and shall continue each day until payment in full of the outstanding principal sum has been made or duly provided for. The interest so payable will be paid to the Holder, at the address last designated in writing by the Holder hereof from time to time. Accrued interest shall also be payable when the entire principal balance of this Note becomes due and payable (whether by demand, stated maturity or acceleration), or, if earlier, when such principal balance is actually paid.

In the event of default, the interest rate shall be increased to 15% as of the date of default, and such interest shall accrue on the unpaid balance hereof until the entire balance has been paid in full, notwithstanding the entry of any judgment against the Company.

This Note is secured by a Security Agreement of even date.

Interest shall be calculated on the basis of a 360 day year and shall be charged for the actual number of days elapsed. Interest shall be invoiced for any payment received after the 16th day of the month and computed on a daily basis.



         This Note is subject to the following additional provisions:

         1. The Note may be prepaid by the Company for the total amount of the then outstanding balance of the Note, plus all accrued interest thereon, at the option of the Company at any time without penalty. Any partial prepayment shall be applied against the outstanding principal and shall not postpone the due date of any subsequent payments..

         2. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's books and records as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue.

         3. The Holder of this Note is entitled, at its option, at any time commencing six months after issue hereof and ending two years from the date hereof, to convert up to Five Hundred Thousand (US$500,000) Dollars of the principal amount of the Note, in each four-month period, into shares of the Company's common stock, $0.01 par value per share, of the Company (the
"Registrable Stock"), at the Conversion Price, as hereinafter defined. The Conversion Price shall equal the Market Price (as defined below) of the Company's Common Stock. For purposes of this Section 3, the "Market Price" shall be the average closing bid price of the Common Stock for the five (5) business days immediately preceding the acquisition of Laminaire Corporation ("Laminaire"). Such conversion shall be effectuated by surrendering the Note to be converted with the form of conversion notice attached hereto as Exhibit I, executed by the Holder of this Note evidencing such Holder's intention to convert this Note or a specified portion (as above provided) hereof, and accompanied by proper assignment hereof in blank. Accrued but unpaid interest shall be subject to conversion. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share, with the fraction paid in cash at the discretion of the Company. The date on which notice of conversion is given shall be deemed to be the date on which the Holder has delivered this Note, with the conversion notice duly executed, to the Company. In the event of the prepayment of a portion of the principal amount of the Note, only the outstanding principal amount of the Note can be converted on the Maturity Date after giving effect to such prepayment. Upon the conversion of a portion of the outstanding principal amount of the Note, the Company will reissue a new promissory note to the Holder with the same terms and conditions as this Note for the balance of the outstanding principal amount of the Note.

4.       Registration.

                  (a) If the Company at any time proposes to register any of its Common Stock under the Securities Act of 1933 (the "Securities Act") (other than a registration pursuant to form S-8, or a merger, acquisition or exchange offer as to which Rule 145 promulgated under the Securities Act is applicable, or a registration with respect to securities issued in connection with financing the acquisition of Laminaire Corporation), the Company shall give prompt written notice to the Holder of each such intended registration by the Company and the Holder shall be entitled to request that the Company or such Controlling Stockholder include in any such registration any number of Registrable Stock then owned (or issuable upon conversion of the Note) by the Holders, subject to the limitations set forth in Paragraph 4 hereof. There can be no assurance that the Company will effectuate any public offering of its securities.

     Upon the written request of any Holder made within 20 days after the giving by the Company of any such notice of intention to register (which request shall specify the number of Registrable Stock intended to be disposed of by such Holder), the Company shall use its best efforts to effect the registration under the Securities Act of all Registrable Stock which the Company has been so requested to register by such Holder (subject to the restrictions set forth in Paragraph 4 hereof).

      If the managing underwriter in such underwritten offering shall advise the Company that it declines to include a portion or all of the shares of
Registrable Stock requested by the Holder or its Permitted Assignee (collectively, the "Securityholders") to be included in the registration statement, then (A) registration of all of the shares sold in connection with the offering shall be excluded from such Registration Statement on the condition that all securities to be registered by other selling securityholders, if any, are also excluded and (B) registration of a portion of such shares of Registrable Stock shall be excluded if, such portion is allocated among the Securityholders and any other selling securityholders in proportion to the respective numbers of securities to be registered by each such Securityholders and other selling securityholder. In such event the Company shall give the Securityholder prompt notice of the number of shares of Registrable Stock excluded.

      Notwithstanding the provisions of this Paragraph 4, the Company shall have the right at any time after it shall have given written notice pursuant to this Section (irrespective of whether a written request for inclusion of the shares of Registrable Stock shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof, and the Company will be relieved of its obligation to register any shares of Registrable Stock on behalf of such Holder in connection with such registration, but not with respect to subsequent registrations.

                  (b) If on any one occasion commencing 18 months from the date hereof, the Company shall receive from the Holder (or, if the Note has been transferred to more than one Holder, from holders of a majority of the principal amount of the Note) a written request that the Company effect the registration of all of the Registrable Stock owned by such holders, the Company will, at its expense,

                           (i) as soon  as  practicable,  use  all  commercially
                  reasonable efforts to effect such registration as may be so requested and as would permit or facilitate the sale and distribution of the Registrable Stock of the Holder . If the underwriter managing the offering advises the Holders who have requested inclusion of their Registrable Stock in such registration that marketing considerations require a limitation on the number of Registrable Stock offered, such limitation shall be imposed pro rata among such Holders who requested inclusion of Registrable Stock in such registration according to the number of Registrable Stock each such Holder requested to be included in such registration. Neither the Company nor any other shareholder may include Registrable Stock in a registration effected under this Section without the consent of other Holders holding a majority of the Registrable Stock sought to be included in such registration if the inclusion of Registrable Stock by the Company or the other shareholders would limit the number of Registrable Stock sought to be included by the Holders or reduce the offering price thereof. No registration initiated by the Holder hereunder shall count as a registration under this Section unless and until it shall have been declared effective.

                           (ii) The  underwriter of any  underwriting  requested
                  under this Section shall be selected by the Holder holding a majority of the Registrable Stock included therein; provided that such underwriter must be reasonably acceptable to the Company.

                  (c) In the case of each registration effected by the Company pursuant to Paragraph 4, the Company will keep the Holder or its Permitted Assignee advised in writing as to the initiation of each registration and as to the completion thereof. As used in this Agreement, "Permitted Assignee" shall mean an "affiliate" of the Holder as defined in Rule 144 of the Securities Act or any other transferee pursuant to a transfer made in compliance with applicable state and federal securities laws. At its expense, the Company will:

                           (i) Keep such registration  effective for a period of
                  9 months or until the Holder or its Permitted Assignee has completed the distribution described in the registration statement relating thereto, whichever occurs earlier.

                           (ii) Furnish such number of prospectuses and other documents incident thereto as the Holder or its Permitted Assignee from time to time may reasonably request.

                  (d)      Indemnification will be furnished as follows:

                           (i) The  Company  will  indemnify  the Holder and any
                  Permitted Assignees whose Registrable Stock is included in any registration when registration has been effected pursuant to paragraph (a), and each underwriter, if any, and each person who controls any underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, (the "Exchange Act") against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus incident to any such registration or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that the Company will be not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon information furnished to the Company in writing by the Holder or a Permitted Assignee whose Registrable Stock are included in such registration or by any underwriter specifically for use herein.

                           (ii) The Holder and each Permitted  Assignee will, if
                  Registrable Stock held by them are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors, and officers and counsel and each underwriter, if any, of the Company's securities covered by the Registration Statement, each person who controls the Company or such underwriter within the meaning of the Exchange Act and the Securities Act and the rules and regulations thereunder, each other stockholder participating in such distribution and each of his officers, directors and partners, and each person controlling such other stockholder, against all claims, losses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein in order to make the statements therein not misleading in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such document in reliance upon and in conformity with information furnished to the Company in writing by the Holder and each Permitted Assignee; provided, however, that the obligations of the Holder and each Permitted Assignee hereunder shall be limited to an amount equal to the proceeds received by such Holder or each Permitted Assignee, as the case may be, of securities sold as contemplated herein.

                           (iii) Each party  entitled to  indemnification  under
                  this agreement (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this
                  Section 4.
                   Each   Indemnified   Party  shall  furnish  such  information
                  regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and any litigation resulting therefrom.

                  (e) The Holder shall furnish to the Company such information regarding the Holder and any information relating to the registration of any of the Company's securities proposed by the Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration.

           5. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin currency, herein prescribed.

           6. The obligations of the Company hereunder are secured by the collateral (the "Collateral") and on the terms as set forth in that certain security agreement dated as of the date hereof by and among the Company and the Holder (the "Security Agreement").

           7. (a) In case the Company shall at any time after the date of this Note (i) declare a dividend on the outstanding Common Stock in shares of Common Stock of its capital stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of Common Stock of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Conversion Price, and the number and kind of Registrable Stock receivable upon exercise, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification shall be proportionately adjusted so that the holder of the Note exercised after such time shall be entitled to receive the aggregate number and kind of Registrable Stock which if such Note had been exercised immediately prior to such time, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (b) In case the Company shall distribute to all holders of Common Stock (including any such distribution made to the stockholders of the Company in connection with a consolidation or merger in which the Company is the continuing corporation) evidences of its indebtedness or assets (other than cash dividend distributions and dividends payable in shares of Common Stock), subscription rights, options, or Notes or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, then in each case, the Conversion Price shall be adjusted by multiplying the Conversion Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the "current market price" per share of Common Stock (as defined in Section 7(c) on such record date, less the fair market value (as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error) of the portion of the evidences of indebtedness or assets so to be distributed, or of such subscription rights, options, or Notes, convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, applicable to the share, and of which the denominator shall be such "current market price" per share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of such distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution.

                  (c) For the purpose of any computation under Section 7(b) the "current market price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the 30 consecutive trading days commencing 45 trading days before such date. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the highest reported bid price as furnished by the NASDAQ Stock market ("NASDAQ") or the electronic bulletin board. If on any such date the Common Stock is not quoted in any such organization, the fair value of the Common Stock on such date, as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error, shall be used.

                  (d) No adjustment in the Conversion Price shall be required if such adjustment is less than $.05; provided, however, that any adjustments which by reason of this Section 7(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 6 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

                  (e) In any case in which this Section 7 shall require that an adjustment in the Conversion Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event issuing to the holder of any Note exercised after such record date the shares of Common Stock, if any, issuable upon such exercise over and above the shares of Common Stock, if any, issuable upon such exercise on the basis of the Conversion Price in effect prior to such adjustment, provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares of Common Stock upon the occurrence of the event requiring such adjustment.

                  (f) Upon such adjustment of the Conversion Price as a result of the calculations made in Sections 6(a) or (b), each Note outstanding prior to the making of the adjustment in the Conversion Price shall thereafter evidence the right to purchase, at the adjusted Conversion Price, that number of Registrable Stock (calculated to the nearest thousandth) obtained by dividing
(A) the product obtained by multiplying the number of Registrable Stock purchasable upon exercise of a Note prior to adjustment of the number of shares of Common Stock by the Conversion Price in effect prior to adjustment of the Conversion Price by (B) the Conversion Price in effect after such adjustment of the Conversion Price.

                  (g) In case of any capital reorganization of the Company, or of any reclassification of the Common Stock (other than a reclassification of the Common Stock referred to in Section 7 (a), or in the case of the consolidation of the Company with or the merger of the Company into any other corporation or of the sale, transfer, or lease of the properties and assets of the Company as, or substantially as, an entirety to any other corporation or other entity, each Note shall after such capital reorganization, reclassification of Common Stock, consolidation, merger, sale, transfer, or lease, be exercisable, on the terms and conditions specified in this Note, for the number of shares of Common Stock or other securities, assets or cash to which a holder of the number of shares of Common Stock purchasable (at the time of such capital reorganization, reclassification of Common Stock, consolidation, merger, sale, transfer, or lease) upon exercise of such Note would have been entitled upon such capital reorganization, reclassification of Common Stock, consolidation, merger, sale, transfer, or lease; and in any such case, if necessary, the provisions set forth in this Section 7 with respect to the rights and interests thereafter of the holders of the Note shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock, other securities, assets, or cash thereafter deliverable on the exercise of the Note. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares shall not be deemed to be a reclassification of the Common stock for the purposes of this subsection. The Company shall not effect any such consolidation, merger, transfer, or lease, unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the Corporation purchasing, receiving, or leasing such assets or other appropriate corporation or entity shall expressly assume, by written instrument in form satisfactory to the Holder and duly executed and delivered to the Holder, the obligation to deliver to the Holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase and to perform the other obligations of the Company under this Note.

           8. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

           9. The Company agrees to pay all costs and expenses, including reasonable attorneys' fees, which may be incurred by the Holder in collecting any amount due under this Note, or to enforce its rights and remedies against the Collateral or under the Security Agreement of even date.

           10. The Company covenants and agrees that:

                  (a) Preservation of Corporate existence and franchises. The Company shall preserve and keep in full force and effect its corporate existence and all franchises, rights and privileges necessary to the proper conduct of its business, including, without limitation, all necessary franchises, patents, licenses, trademarks, trademark rights, trade name rights, fictitious name authorizations or certificates and copyrights without any unlawful conflict with such franchises, patents, licenses, trademarks, trademark rights, fictitious name authorizations or certificates and copyrights of others. It shall also maintain the existence of Laminaire as a separate subsidiary.

                  (b) Amendments. The Company shall promptly deliver to the Holder copies of any amendments or modifications to its certificate of incorporation or bylaws, certified with respect to the certificate of incorporation by the Secretary of State of Delaware, and, with respect to the bylaws, by the secretary of the Company.

                  (c) Compliance with Laws. The Company shall comply with all applicable laws, ordinances, rules and regulations of any Federal, state or local government or any instrumentality or agency thereof now or hereafter in effect, the failure of which to comply may have a material adverse effect on the Company, the collateral, or the Holder in enforcing its rights hereunder against the Company or the Collateral.

                  (d) Taxes. The Company shall pay and discharge, as they become due, all taxes, assessments, debts, claims and other governmental or non-governmental charges lawfully imposed upon it or incurred by it or its properties and assets, except taxes, assessment, claim or charge. The Company shall provide to the Holder, upon the Holder's request, evidence or payment of such taxes, assessments, debts, claims and charges satisfactory to the Holder.

                  (e) Maintenance of Property. The Company shall maintain, preserve and keep all its properties, equipment and assets in good repair, working order and condition, and make, or cause to be made, all necessary or appropriate repairs, renewals, replacements, substitutions, additions, betterments and improvements thereto so that efficiency of all such properties and assets shall at all times be properly preserved and maintained.

                  (f) Insurance. The Company shall maintain, or cause to be maintained, such insurance on its properties and assets, including, without limitation, the Collateral, with responsible insurance companies against such. The Company shall also maintain, or cause to be maintained, adequate general liability insurance and worker's compensation insurance. The Company shall deliver to the Holder, upon its reasonable request, a detailed list of insurance then in effect, stating the names of the insurance companies and the amounts and rates of the insurance. All insurances shall be on a replacement cost basis.

                  (g) No Other Liens. The Company shall not directly or indirectly permit to exist any Lien on the Collateral except for the Lien in favor of the Holder, the existing liens against Company's accounts receivable and proceeds therefrom to secure indebtedness in the principal amount of $50,000 in favor of A.T. Investments Ltd. and against accounts receivable, inventory and equipment and proceeds therefrom to secure indebtedness in the aggregate principal amount of $500,000 in favor of Norwood Venture Corp.

                  (h) Litigation Notice. The Company shall promptly notify the Holder of any litigation, legal actions, proceedings, claims or investigations pending or threatened against the Company and/or of the entry of any judgment against the Company or the entry of any Lien, other than the Lien in favor of the Holder against any of the Collateral.

                  (i) Location of Collateral and Records. The Company shall keep the Collateral, its records relating to the Collateral and its other books, journals, records, orders, receipts and correspondence at 960 East Hazelwood Avenue, Rahway, New Jersey 06065 or 528 Oritan Avenue, Ridgefield, New Jersey 06656 unless notice is given to the Holder at least thirty (30) days in advance of the removal of the Collateral, and the books, records, journals, orders, receipts and correspondence, to another location.

                  (j) Financial Statements. The Company shall deliver, or cause to be delivered, to the Holder the following:

                           (i) Within forty-five (45) days after the end of each
                  of the first three quarterly fiscal periods of each fiscal year a copy of its Form 10-QSB as filed with the Securities and Exchange Commission (the "SEC");

                           (ii) Within ninety (90) days after the end of each fiscal year of the Company, a copy of its Annual Report filed on Form 10-KSB as filed with the SEC;

                           (iii)  Within  fifteen  (15)  days of the end of each
                  quarterly   fiscal  period  an  aging  schedule  of  Laminaire
                  receivables.

                  (k) Books and Records. The Company shall, at all times and in conformity with generally accepted accounting principles, consistently applied, keep complete and accurate and separate books and records concerning its business, affairs and operations and concerning its properties and assets, including, without limitation, the Collateral, and those of Laminaire.

                  (l) Default Notice. The Company shall immediately notify the Holder of the occurrence of any Default or Event of Default accompanied by a certificate of the Company specifying the nature and period of existence thereof. If the Company receives a notice of a default from any creditor other than the Holder. The Company shall deliver to the Holder a copy of such notice of default immediately upon receipt thereof.

                  (m) Compliance with Agreement. The Company shall observe, perform and comply with, and shall continue, until all obligations of the Company to the Holder under this Note, are fully paid and satisfied, to observe, perform and comply with, all of the terms, agreements, and covenants contained in this Note.

           11. The Company shall not without the Holder's prior written consent:


                  (a) Borrowings. Create, incur or assume any liability for borrowed money, the payment of which is senior to the obligations of the Holder, except for liabilities heretofore or hereinafter incurred by the Company to the Holder.

                  (b) Contingent Liabilities. Assume, guarantee, endorse or otherwise become liable, in connection with the obligations of any person except:





     (i) Liabilities of the Company resulting from product warranties made by the Company in the ordinary course of its business; and

                          (ii) Liabilities of the Company resulting from its endorsement of items or instruments for deposit or collection in the ordinary course of its business.

                  (c) Sale or Other Disposition of Assets. Sell, lease, abandon, or otherwise dispose of its properties or assets, except for the selling, leasing or otherwise disposing of its properties or assets to a person or entity in the ordinary course of its business in commercially reasonable and bona fide arm's length transactions for fair consideration.

                  (d) Dividends and Redemption. Declare or pay any cash dividend or distribution on any shares of stock of the Company.

                  (e) Loans to Other Persons. Make any new loans or advances to any of its officers or directors in excess an amount of $25,000 to any one individual or an aggregate of $100,000 or make any loans or advances to any other parties other than the Laminaire Corporation.

                  (f) Lien. Create, assume or suffer to exist any lien on any of its properties or assets whether now owned or hereafter acquired, except any lien in favor of the Holder or otherwise permitted herein.

                  (g) Assignment of Accounts. Create, assume or suffer to exist any assignment of accounts receivable.

                  (h) Maximum Debt to Stockholder Equity. Cause, suffer or permit the Company's ratio of Debt to Stockholder Equity (as each term is hereinafter defined) to be more than 2.5 to 1.00. The term "Stockholder Equity" shall mean as of the time of any determination thereof, Net Worth of the Company plus all subordinated indebtedness, if any, all as determined by the Company in accordance with generally accepted accounting principles, consistently applied. The term "Debt" shall mean total liabilities of the Company minus all subordinated debt, if any (which debt must be subordinated to the Company's obligations under this Note) but shall not give effect to debt incurred in connection with financing the acquisition of Laminaire, all as determined by the Company in accordance with generally accepted accounting principles, consistently applied.

                  (i) Minimum Debt Service Coverage. Cause, suffer or permit Debt Service Coverage Ratio (as hereinafter defined) at any time to be less than
1.25 to 1.00. "Debt Service Coverage Ratio" due under this Note shall mean pre-tax income of the Company plus depreciation, other non-cash charges, and amortization of purchase adjustments divided by current portion of Debt due under this Note for the applicable period (except the balloon payment due in the final year of the note), in conformity with generally acceptable accounting principles, consistently applied.

                  (j) Intercompany Transfers. The Company shall not remove or withdraw any cash or assets from Laminaire in excess of its own investment therein, except that it shall be permitted to allocate a reasonable portion of joint costs and expenses. For this purpose, investment shall be defined as (i) cash provided to Laminaire by the Company subsequent to the acquisition of Laminaire by the Company; and (ii) cash required to repay this Note and any promissory notes executed in connection with the acquisition of Laminaire.

           The financial covenants set forth in paragraphs (h) and (i) shall be determined on an annual basis commencing with the results for the fiscal quarter ended September 30, 1998.

           12. Each of the following shall be an Event of Default after the expiration of any cure period, if any, set forth herein, or under the Security Agreement.


                  (a) the nonpayment when due of any amount payable under this Note within 5 days after its due date, or the failure to duly observe any covenant, condition or agreement with respect to the payment of monies other than principal or interest within 15 days after notice to the Company; or the failure to perform any non-monetary covenant or condition within 30 days after notice to the Company;

                  (b) the Company has failed to observe or perform any promise or comply with any covenant or condition hereunder, subject to the cure periods set forth in (a);

                  (c) if any representation, warranty, certificate, financial statement or other information made or given by the Company to the Holder is materially incorrect or misleading;

                  (d) the entry of any judgment or the issuance of any attachment, tax lien, levy or garnishment in excess of $100,000 against any property of material value in which the Company has an interest which remains unsatisfied for 15 days;

                  (e) the dissolution, merger or consolidation of the Company, to the sale or transfer of any substantial portion of the Company's assets, or if any agreement for such action is entered into by the Company without the written consent of the Holder;

                  (f) the Company shall fail to remit promptly when due to the appropriate government agency or authorized depository any amount collected or withheld from any employee for payroll taxes, social security and similar required payroll deduction.

                  (g) the Company shall (1) become insolvent for a period of 30 days, (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors; or (4) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business, or

                  (h) a trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

                  (i) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

                  (j) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such instruction of the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding.

                  Upon the happening of an Event of Default, the entire unpaid balance of this Note and all accrued interest shall be immediately due and payable without notice to the Company, and the Holder may, immediately or at any time thereafter, exercise any or all of its rights and remedies hereunder, or under any agreement or otherwise under applicable law against the Company and any and all Collateral. The Holder may exercise its rights and remedies in any order and may, at its option, delay in or refrain from exercising some of all of its rights and remedies without prejudice.

           13. This Note represents a general obligation of the Company. No recourse shall be had for the payment of the principal of, or the interest on, this Note, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

           14. The Holder of this Note, by acceptance  hereof,  agrees that this
Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Note or the shares of Common Stock issuable upon exercise thereof except under circumstances which will not result in a violation of the Securities Act or any applicable state Blue Sky law or similar laws relating to the sale of securities.

           15. In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

           16. This Note and the agreements referred to in this Note constitute the full and entire understanding and agreement between the Company and the Holder with respect to the subject hereof. Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

           17. This Note shall be governed by and construed in accordance with the laws of New Jersey.

           18. All notices required or permitted under this Note shall be in writing and shall be effective upon the earlier of receipt or three (3) business days after deposit in the United States mail, postage prepaid, registered or certified, return receipt requested, and addressed to the address of the party as stated in the first paragraph of this Note or to such address as a party provides to the other by notice.

           IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated:October 16, 1997
                                                     THERMO-MIZER ENVIRONMENTAL
                                                              CORP.

                                                     By: Jon Darcy

                                                     Title: President

                                                     EXHIBIT I

                              NOTICE OF CONVERSION

   (To be Executed by the Registered Holder in order to Convert the Note)



           The undersigned hereby irrevocably elects to convert $_____________ of the above Note into shares of Common Stock of Thermo-Mizer Environmental Corp. (the "Company") according to the conditions set forth in such Note. The original Note and Notice of Conversion must be received by the Company in order to effectuate conversion.


Signature
                                     [Name]

Address:











thermomi\\laminairre\note110.13

EXHIBIT 10.21 PROMISSORY NOTE DATED OCTOBER 16, 1997 EXECUTED BY THE COMPANY IN
              FAVOR OF GARAY LLC

                                                   EXHIBIT 10.21
                                                                  US $

                                         THERMO-MIZER ENVIRONMENTAL CORP.

                                             15% NOTE DUE MARCH 31, 1998



         FOR VALUE RECEIVED, the Thermo-Mizer Environmental Corp., a corporation duly organized and existing under the laws of Delaware (the "Company") promises to pay to the order of Garay LLC, the registered holder hereof and its successors and assigns (the "Holder"), the Principal (as hereinafter defined), and all accrued and unpaid interest thereon, on March 31, 1998 (the "Maturity Date"). Interest on the principal sum outstanding shall be paid at the rate of fifteen percent (15%) per annum.

         The Principal shall be defined as the difference between (i) the Stockholders' Equity of Laminaire Corporation as of the end of the month before the date of this Note minus the Stockholders' Equity of Laminaire Corporation as of September 30, 1996, and (ii) $200,000. The term "Stockholders' Equity" shall have the meaning defined in the Purchase Agreement between the Company and the Holder dated as of October 9, 1997. The Company and the Holder shall calculate and agree as to the Stockholders' Equity of Laminaire Corporation and the Principal no later than December 31, 1997. In the event that the Company and the Holder cannot agree as to the amounts of Stockholders' Equity and Principal as of December 31, 1997, the parties agree to submit the dispute to arbitration before a single arbitrator chosen by the Company and the Holder, which arbitrator shall be a certified public accountant from a "Big 6" accounting firm other than Deloitte and Touche and that the decision of such arbitrator shall be final and binding upon the parties.

Accrual of interest shall commence on the date hereof and shall continue each day until payment in full of the outstanding principal sum has been made or duly provided for. The interest so payable will be paid to the Holder, at the address last designated in writing by the Holder hereof from time to time. Accrued interest shall also be payable when the entire principal balance of this Note becomes due and payable (whether by demand, stated maturity or acceleration), or, if earlier, when such principal balance is actually paid.

In the event of default, the interest rate shall be increased to 20% as of the date of default, and such interest shall accrue on the unpaid balance hereof until the entire balance has been paid in full, notwithstanding the entry of any judgment against the Company.

This Note is secured by a Security Agreement of even date.

Interest shall be calculated on the basis of a 360 day year and shall be charged for the actual number of days elapsed. Interest shall be invoiced for any payment received after the due date and computed on a daily basis.

         This Note is subject to the following additional provisions:

         1. The Note may be prepaid by the Company for the total amount of the then outstanding balance of the Note, plus all accrued interest thereon, at the option of the Company at any time without penalty. Any partial prepayment shall be applied against the outstanding principal and shall not postpone the due date of any subsequent payments..

         2. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's books and records as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue.

         3. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin currency, herein prescribed.

         4. The obligations of the Company hereunder are secured by the collateral (the "Collateral") and on the terms as set forth in that certain security agreement dated as of the date hereof by and among the Company and the Holder (the "Security Agreement").

         5. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

         6. The Company agrees to pay all costs and expenses, including reasonable attorneys' fees, which may be incurred by the Holder in collecting any amount due under this Note or to enforce its rights and remedies against the Collateral or under the Security Agreement of even date.

         7. The Company covenants and agrees that:

                  (a) Preservation of Corporate existence and franchises. The Company shall preserve and keep in full force and effect its corporate existence and all franchises, rights and privileges necessary to the proper conduct of its business, including, without limitation, all necessary franchises, patents, licenses, trademarks, trademark rights, trade name rights, fictitious name authorizations or certificates and copyrights without any unlawful conflict with such franchises, patents, licenses, trademarks, trademark rights, fictitious name authorizations or certificates and copyrights of others. It shall also maintain the existence of Laminaire as a separate subsidiary.

                  (b) Amendments. The Company shall promptly deliver to the Holder copies of any amendments or modifications to its certificate of incorporation or bylaws, certified with respect to the certificate of incorporation by the Secretary of State of Delaware, and, with respect to the bylaws, by the secretary of the Company.

                  (c) Compliance with Laws. The Company shall comply with all applicable laws, ordinances, rules and regulations of any Federal, state or local government or any instrumentality or agency thereof now or hereafter in effect, the failure of which to comply may have a material adverse effect on the Company, the collateral, or the Holder in enforcing its rights hereunder against the Company or the Collateral.

                  (d) Taxes. The Company shall pay and discharge, as they become due, all taxes, assessments, debts, claims and other governmental or non-governmental charges lawfully imposed upon it or incurred by it or its properties and assets, except taxes, assessment, claim or charge. The Company shall provide to the Holder, upon the Holder's request, evidence or payment of such taxes, assessments, debts, claims and charges satisfactory to the Holder.

                  (e) Maintenance of Property. The Company shall maintain, preserve and keep all its properties, equipment and assets in good repair, working order and condition, and make, or cause to be made, all necessary or appropriate repairs, renewals, replacements, substitutions, additions, betterments and improvements thereto so that efficiency of all such properties and assets shall at all times be properly preserved and maintained.

                  (f) Insurance. The Company shall maintain, or cause to be maintained, such insurance on its properties and assets, including, without limitation, the Collateral, with responsible insurance companies against such. The Company shall also maintain, or cause to be maintained, adequate general liability insurance and worker's compensation insurance. The Company shall deliver to the Holder, upon its reasonable request, a detailed list of insurance then in effect, stating the names of the insurance companies and the amounts and rates of the insurance. All insurances shall be on a replacement cost basis.

                  (g) No Other Liens. The Company shall not directly or indirectly permit to exist any Lien on the Collateral except for the Lien in favor of the Holder, the existing liens against Company's accounts receivable and proceeds therefrom to secure indebtedness in the principal amount of $50,000 in favor of A.T. Investments Ltd. and against accounts receivable, inventory and equipment and proceeds therefrom to secure indebtedness in the aggregate principal amount of $500,000 in favor of Norwood Venture Corp.

                  (h) Litigation Notice. The Company shall promptly notify the Holder of any litigation, legal actions, proceedings, claims or investigations pending or threatened against the Company and/or of the entry of any judgment against the Company or the entry of any Lien, other than the Lien in favor of the Holder against any of the Collateral.

                  (i) Location of Collateral and Records. The Company shall keep the Collateral, its records relating to the Collateral and its other books, journals, records, orders, receipts and correspondence at 960 East Hazelwood Avenue, Rahway, New Jersey 06065 or 528 Oritan Avenue, Ridgefield, New Jersey 06656 unless notice is given to the Holder at least thirty (30) days in advance of the removal of the Collateral, and the books, records, journals, orders, receipts and correspondence, to another location.

                  (j) Financial Statements. The Company shall deliver, or cause to be delivered, to the Holder the following:

                           (i) Within forty-five (45) days after the end of each
                  of the first three quarterly fiscal periods of each fiscal year a copy of its Form 10-QSB as filed with the Securities and Exchange Commission (the "SEC");

                           (ii) Within ninety (90) days after the end of each fiscal year of the Company, a copy of its Annual Report filed on Form 10-KSB as filed with the SEC;

                           (iii)  Within  fifteen  (15)  days of the end of each
                  quarterly   fiscal  period  an  aging  schedule  of  Laminaire
                  receivables.

                  (k) Books and Records. The Company shall, at all times and in conformity with generally accepted accounting principles, consistently applied, keep complete and accurate and separate books and records concerning its business, affairs and operations and concerning its properties and assets, including, without limitation, the Collateral, and those of Laminaire.

                  (l) Default Notice. The Company shall immediately notify the Holder of the occurrence of any Default or Event of Default accompanied by a certificate of the Company specifying the nature and period of existence thereof. If the Company receives a notice of a default from any creditor other than the Holder. The Company shall deliver to the Holder a copy of such notice of default immediately upon receipt thereof.

                  (m) Compliance with Agreement. The Company shall observe, perform and comply with, and shall continue, until all obligations of the Company to the Holder under this Note, are fully paid and satisfied, to observe, perform and comply with, all of the terms, agreements, and covenants contained in this Note.

         8. The Company shall not without the Holder's prior written consent:

                  (a) Borrowings. Create, incur or assume any liability for borrowed money, the payment of which is senior to the obligations of the Holder, except for liabilities heretofore or hereinafter incurred by the Company to the Holder.

                  (b) Contingent Liabilities. Assume, guarantee, endorse or otherwise become liable, in connection with the obligations of any person except:

     (i) Liabilities of the Company resulting from product warranties made by the Company in the ordinary course of its business; and

                           (ii) Liabilities of the Company resulting from its endorsement of items or instruments for deposit or collection in the ordinary course of its business.

                  (c) Sale or Other Disposition of Assets. Sell, lease, abandon, or otherwise dispose of its properties or assets, except for the selling, leasing or otherwise disposing of its properties or assets to a person or entity in the ordinary course of its business in commercially reasonable and bona fide arm's length transactions for fair consideration.

                  (d) Dividends and Redemption. Declare or pay any cash dividend or distribution on any shares of stock of the Company.

                  (e) Loans to Other Persons. Make any new loans or advances to any of its officers or directors in excess an amount of $25,000 to any one individual or an aggregate of $100,000 or any loans or advances to other parties other than Laminaire.

                  (f) Lien. Create, assume or suffer to exist any lien on any of its properties or assets whether now owned or hereafter acquired, except any lien in favor of the Holder or otherwise permitted herein.

                  (g) Assignment of Accounts. Create, assume or suffer to exist any assignment of accounts receivable.

                  (h) Intercompany Transfers. The Company shall not remove or withdraw any cash or assets from Laminaire in excess of its own investment therein, except that it shall be permitted to allocate a reasonable portion of joint costs and expenses. For this purpose, investment shall be defined as (i) cash provided to Laminaire by the Company subsequent to the acquisition of Laminaire by the Company; and (ii) cash required to repay this Note and any promissory notes executed in connection with the acquisition of Laminaire.


         9. Each of the following shall be an Event of Default after the expiration of any cure period, if any, set forth herein, or in the Security Agreement.

                  (a) the nonpayment when due of any amount payable under this Note within 5 days after its due date, or the failure to duly observe any covenant, condition or agreement with respect to the payment of monies other than principal or interest within 15 days after notice to the

Company; or the failure to perform any non-monetary covenant or condition within 30 days after notice to the Company;

                  (b) the Company has failed to observe or perform any promise or comply with any covenant or condition hereunder, subject to the cure periods set forth in (a);

                  (c) if any representation, warranty, certificate, financial statement or other information made or given by the Company to the Holder is materially incorrect or misleading;

                  (d) the entry of any judgment or the issuance of any attachment, tax lien, levy or garnishment in excess of $100,000 against any property of material value in which the Company has an interest which remains unsatisfied for 15 days;

                  (e) the dissolution, merger or consolidation of the Company, to the sale or transfer of any substantial portion of the Company's assets, or if any agreement for such action is entered into by the Company without the written consent of the Holer;

                  (f) the Company shall fail to remit promptly when due to the appropriate government agency or authorized depository any amount collected or withheld from any employee for payroll taxes, social security and similar required payroll deduction.

                  (g) the Company shall (1) become insolvent for a period of 30 days, (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors; or (4) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business, or

                  (h) a trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

                  (i) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

                  (j) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such instruction of the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding.

                  Upon the happening of an Event of Default, the entire unpaid balance of this Note and all accrued interest shall be immediately due and payable without notice to the Company, and the Holder may, immediately or at any time thereafter, exercise any or all of its rights and remedies hereunder, or under any agreement or otherwise under applicable law against the Company and any and all Collateral. The Holder may exercise its rights and remedies in any order and may, at its option, delay in or refrain from exercising some of all of its rights and remedies without prejudice.

         10. This Note represents a general obligation of the Company. No recourse shall be had for the payment of the principal of, or the interest on, this Note, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         11. The Holder of this Note,  by  acceptance  hereof,  agrees that this
Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Note or the shares of Common Stock issuable upon exercise thereof except under circumstances which will not result in a violation of the Securities Act or any applicable state Blue Sky law or similar laws relating to the sale of securities.

         12. In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

         13. This Note and the agreements referred to in this Note constitute the full and entire understanding and agreement between the Company and the Holder with respect to the subject hereof. Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

         14. This Note shall be governed by and construed in accordance with the laws of New Jersey.

         15. All notices required or permitted under this Note shall be in writing and shall be effective upon the earlier of receipt or three (3) business days after deposit in the United States mail, postage prepaid, registered or certified, return receipt requested, and addressed to the address of the party as stated in the first paragraph of this Note or to such address as a party provides to the other by notice.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.


Dated:

                                                THERMO-MIZER ENVIRONMENTAL CORP.



                                                     By:    /s/Jon J. Darcy


                                     Title:
thermomi\\laminairre\note210.13

EXHIBIT 10.22 PROMISSORY NOTE IN PRINCIPAL AMOUNT OF $90,479 DATED OCTOBER 16, 1997 EXECUTED BY COMPANY IN FAVOR OF CHARLES GARAY

                                                   EXHIBIT 10.22
                                                               US $90,479.27

                                         THERMO-MIZER ENVIRONMENTAL CORP.

                                           15% NOTE DUE FEBRUARY 13, 1998


         FOR VALUE RECEIVED, the Thermo-Mizer Environmental Corp., a corporation duly organized and existing under the laws of Delaware (the "Company") promises to pay to the order of Charles J. Garay, the registered holder hereof and its successors and assigns (the "Holder"), the principal sum of Ninety Thousand Four Hundred Seventy Nine Dollars and Twenty-Seven Cents (US $90,479.27) on February 13, 1998 (120 days from the date hereof) (the "Maturity Date"), and to pay interest on the principal sum outstanding at the rate of fifteen percent (15%) per annum.

Accrual of interest shall commence on the date hereof and shall continue each day until payment in full of the outstanding principal sum has been made or duly provided for. The interest so payable will be paid to the Holder, at the address last designated in writing by the Holder hereof from time to time. Accrued interest shall also be payable when the entire principal balance of this Note becomes due and payable (whether by demand, stated maturity or acceleration), or, if earlier, when such principal balance is actually paid.

In the event of default, the interest rate shall be increased to 20% as of the date of default, and such interest shall accrue on the unpaid balance hereof until the entire balance has been paid in full, notwithstanding the entry of any judgment against the Company.

This Note is secured by a Security Agreement of even date.

Interest shall be calculated on the basis of a 360 day year and shall be charged for the actual number of days elapsed. Interest shall be invoiced for any payment received after the due date and computed on a daily basis.


         This Note is subject to the following additional provisions:

         1. The Note may be prepaid by the Company for the total amount of the then outstanding balance of the Note, plus all accrued interest thereon, at the option of the Company at any time without penalty. Any partial prepayment shall be applied against the outstanding principal and shall not postpone the due date of any subsequent payments.

                  The Maturity Date may be extended at the discretion of the Company for one additional 120 day period upon the payment to the Holder of $10,000 no later than the Maturity Date being extended.

         2. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's books and records as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue.

         3. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin currency, herein prescribed.

         4. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

         5. The Company agrees to pay all costs and expenses, including reasonable attorneys' fees, which may be incurred by the Holder in collecting any amount due under this Note or to enforce its rights and remedies against the Collateral or under the Security Agreement of even date.

         6. The Company covenants and agrees that:

                  (a) Preservation of Corporate existence and franchises. The Company shall preserve and keep in full force and effect its corporate existence and all franchises, rights and privileges necessary to the proper conduct of its business, including, without limitation, all necessary franchises, patents, licenses, trademarks, trademark rights, trade name rights, fictitious name authorizations or certificates and copyrights without any unlawful conflict with such franchises, patents, licenses, trademarks, trademark rights, fictitious name authorizations or certificates and copyrights of others. It shall also maintain the existence of Laminaire as a separate subsidiary.

                  (b) Amendments. The Company shall promptly deliver to the Holder copies of any amendments or modifications to its certificate of incorporation or bylaws, certified with respect to the certificate of incorporation by the Secretary of State of Delaware, and, with respect to the bylaws, by the secretary of the Company.

                  (c) Compliance with Laws. The Company shall comply with all applicable laws, ordinances, rules and regulations of any Federal, state or local government or any instrumentality or agency thereof now or hereafter in effect, the failure of which to comply may have a material adverse effect on the Company, the collateral, or the Holder in enforcing its rights hereunder against the Company or the Collateral.

                  (d) Taxes. The Company shall pay and discharge, as they become due, all taxes, assessments, debts, claims and other governmental or non-governmental charges lawfully imposed upon it or incurred by it or its properties and assets, except taxes, assessment, claim or charge. The Company shall provide to the Holder, upon the Holder's request, evidence or payment of such taxes, assessments, debts, claims and charges satisfactory to the Holder.

                  (e) Maintenance of Property. The Company shall maintain, preserve and keep all its properties, equipment and assets in good repair, working order and condition, and make, or cause to be made, all necessary or appropriate repairs, renewals, replacements, substitutions, additions, betterments and improvements thereto so that efficiency of all such properties and assets shall at all times be properly preserved and maintained.

                  (f) Insurance. The Company shall maintain, or cause to be maintained, such insurance on its properties and assets, including, without limitation, the Collateral, with responsible insurance companies against such. The Company shall also maintain, or cause to be maintained, adequate general liability insurance and worker's compensation insurance. The Company shall deliver to the Holder, upon its reasonable request, a detailed list of insurance then in effect, stating the names of the insurance companies and the amounts and rates of the insurance. All insurances shall be on a replacement cost basis.

                  (g) No Other Liens. The Company shall not directly or indirectly permit to exist any Lien on the Collateral except for the Lien in favor of the Holder, the existing liens against Company's accounts receivable and proceeds therefrom to secure indebtedness in the principal amount of $50,000 in favor of A.T. Investments Ltd. and against accounts receivable, inventory and equipment and proceeds therefrom to secure indebtedness in the aggregate principal amount of $500,000 in favor of Norwood Venture Corp

                  (h) Litigation Notice. The Company shall promptly notify the Holder of any litigation, legal actions, proceedings, claims or investigations pending or threatened against the Company and/or of the entry of any judgment against the Company or the entry of any Lien, other than the Lien in favor of the Holder against any of the Collateral.

                  (i) Location of Collateral and Records. The Company shall keep the Collateral, its records relating to the Collateral and its other books, journals, records, orders, receipts and correspondence at 960 East Hazelwood Avenue, Rahway, New Jersey 06065 or 528 Oritan Avenue, Ridgefield, New Jersey 06656 unless notice is given to the Holder at least thirty (30) days in advance of the removal of the Collateral, and the books, records, journals, orders, receipts and correspondence, to another location.

                  (j) Financial Statements. The Company shall deliver, or cause to be delivered, to the Holder the following:

                           (i) Within forty-five (45) days after the end of each
                  of the first three quarterly fiscal periods of each fiscal year a copy of its Form 10-QSB as filed with the Securities and Exchange Commission (the "SEC");

                           (ii) Within ninety (90) days after the end of each fiscal year of the Company, a copy of its Annual Report filed on Form 10-KSB as filed with the SEC;

                           (iii)  Within  fifteen  (15)  days of the end of each
                  quarterly   fiscal  period  an  aging  schedule  of  Laminaire
                  receivables.

                  (k) Books and Records. The Company shall, at all times and in conformity with generally accepted accounting principles, consistently applied, keep complete and accurate and separate books and records concerning its business, affairs and operations and concerning its properties and assets, including, without limitation, the Collateral, and those of Laminaire.

                  (l) Default Notice. The Company shall immediately notify the Holder of the occurrence of any Default or Event of Default accompanied by a certificate of the Company specifying the nature and period of existence thereof. If the Company receives a notice of a default from any creditor other than the Holder. The Company shall deliver to the Holder a copy of such notice of default immediately upon receipt thereof.

                  (m) Compliance with Agreement. The Company shall observe, perform and comply with, and shall continue, until all obligations of the Company to the Holder under this Note, are fully paid and satisfied, to observe, perform and comply with, all of the terms, agreements, and covenants contained in this Note.


         7. The Company shall not without the Holder's prior written consent:

                  (a) Borrowings. Create, incur or assume any liability for borrowed money, the payment of which is senior to the obligations of the Holder, except for liabilities heretofore or hereinafter incurred by the Company to the Holder.

                  (b) Contingent Liabilities. Assume, guarantee, endorse or otherwise become liable, in connection with the obligations of any person except:

     (i) Liabilities of the Company resulting from product warranties made by the Company in the ordinary course of its business; and

                           (ii) Liabilities of the Company resulting from its endorsement of items or instruments for deposit or collection in the ordinary course of its business.

                  (c) Sale or Other Disposition of Assets. Sell, lease, abandon, or otherwise dispose of its properties or assets, except for the selling, leasing or otherwise disposing of its properties or assets to a person or entity in the ordinary course of its business in commercially reasonable and bona fide arm's length transactions for fair consideration.

                  (d) Dividends and Redemption. Declare or pay any cash dividend or distribution on any shares of stock of the Company.

                  (e) Loans to Other Persons. Make any new loans or advances to any of its officers or directors in excess an amount of $25,000 to any one individual or an aggregate of $100,000 or any loans or advances to other parties other than Laminaire.

                  (f) Lien. Create, assume or suffer to exist any lien on any of its properties or assets whether now owned or hereafter acquired, except any lien in favor of the Holder or otherwise permitted herein.

                  (g) Assignment of Accounts. Create, assume or suffer to exist any assignment of accounts receivable.

                  (h) Intercompany Transfers. The Company shall not remove or withdraw any cash or assets from Laminaire in excess of its own investment therein, except that it shall be permitted to allocate a reasonable portion of joint costs and expenses. For this purpose, investment shall be defined as (i) cash provided to Laminaire by the Company subsequent to the acquisition of Laminaire by the Company; and (ii) cash required to repay this Note and any promissory notes executed in connection with the acquisition of Laminaire.

         8. Each of the following shall be an Event of Default after the expiration of any cure period, if any, set forth herein, or in the Security Agreement.

                  (a) the nonpayment when due of any amount payable under this Note within 5 days after its due date, or the failure to duly observe any covenant, condition or agreement with respect to the payment of monies other than principal or interest within 15 days after notice to the Company; or the failure to perform any non-monetary covenant or condition within 30 days after notice to the Company;

                  (b) the Company has failed to observe or perform any promise or comply with any covenant or condition hereunder, subject to the cure periods set forth in (a);

                  (c) if any representation, warranty, certificate, financial statement or other information made or given by the Company to the Holder is materially incorrect or misleading;

                  (d) the entry of any judgment or the issuance of any attachment, tax lien, levy or garnishment in excess of $100,000 against any property of material value in which the Company has an interest which remains unsatisfied for 15 days;

                  (e) the dissolution, merger or consolidation of the Company, to the sale or transfer of any substantial portion of the Company's assets, or if any agreement for such action is entered into by the Company without the written consent of the Holer;

                  (f) the Company shall fail to remit promptly when due to the appropriate government agency or authorized depository any amount collected or withheld from any employee for payroll taxes, social security and similar required payroll deduction.

                  (g) the Company shall (1) become insolvent for a period of 30 days, (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors; or (4) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business, or

                  (h) a trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

                  (i) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

                  (j) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such instruction of the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding.

                  Upon the happening of an Event of Default, the entire unpaid balance of this Note and all accrued interest shall be immediately due and payable without notice to the Company, and the Holder may, immediately or at any time thereafter, exercise any or all of its rights and remedies hereunder, or under any agreement or otherwise under applicable law against the Company and any and all Collateral. The Holder may exercise its rights and remedies in any order and may, at its option, delay in or refrain from exercising some of all of its rights and remedies without prejudice.

         9. This Note represents a general unsecured obligation of the Company. No recourse shall be had for the payment of the principal of, or the interest on, this Note, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         10. The Holder of this Note,  by  acceptance  hereof,  agrees that this
Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Note or the shares of Common Stock issuable upon exercise thereof except under circumstances which will not result in a violation of the Securities Act or any applicable state Blue Sky law or similar laws relating to the sale of securities.

         11. In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

         12. This Note and the agreements referred to in this Note constitute the full and entire understanding and agreement between the Company and the Holder with respect to the subject hereof. Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

         13. This Note shall be governed by and construed in accordance with the laws of New Jersey.

         14. All notices required or permitted under this Note shall be in writing and shall be effective upon the earlier of receipt or three (3) business days after deposit in the United States mail, postage prepaid, registered or certified, return receipt requested, and addressed to the address of the party as stated in the first paragraph of this Note or to such address as a party provides to the other by notice.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated:
                                                     THERMO-MIZER ENVIRONMENTAL
                                                              CORP.


                                                     By:   /s/Jon J. Darcy

                                     Title:
thermomi\\laminairre\note410.13

EXHIBIT 10.23  GUARANTY EXECUTED BY LAMINAIRE CORPORATION OF OCTOBER 16, 1997

                                                GUARANTY AGREEMENT


                  THIS GUARANTY AGREEMENT (the "Guaranty") is made as of the ____ day of October, 1997, by and between Laminaire Corporation, a New Jersey corporation ("Guarantor"), and Garay, LLC, a New Jersey limited liability company ("Garay").

                  A. Guarantor is the owner of a business located at and a parcel of land commonly known as 960 East Hazelwood Avenue, Rahway, Union County, New Jersey (the "Property"),

                  B.  Guarantor  has  agreed to  unconditionally  guarantee  the payment and all performance obligations of the Thermo-Mizer Corp. ("Thermo-Mizer) under those certain Notes and Security Agreement (the "Obligations") dated as of October ____, 1997;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor and Garay hereby agree as follows:

         1. Guarantee. Guarantor hereby irrevocably and unconditionally guarantees the full payment when due and performance of the Obligations, and agrees to indemnify Garay and hold it harmless from and against all cost and expense, damage and loss, including reasonable attorneys' fees, incurred by it by reason of a breach by Thermo-Mizer of the Obligations and/or a breach by Guarantor of its obligations hereunder.

         2. Satisfaction of Obligations. Upon the full satisfaction of the Obligations, this Guaranty shall become null and void and of no further force or effect.

         3. No Waiver. Guarantor unconditionally consents to, and waives as a defense to liability hereunder, each of the following:

         (a) any release, waiver, inaction, delay or lack of diligence by Garay in enforcing its rights against any obligor or in any property or collateral, or the unenforceability of any such rights, including any failure to perfect, protect, preserve or foreclose or collect on any lien or security interest which may be intended, directly or indirectly, to secure any of the Obligations, and the absence of notice thereof to Guarantor;

         (b) the absence of any notice of the incurrence or existence of any additional obligation undertaken by Thermo-Mizer and of any default thereon;

         (c) any action or failure of action and the absence of notice thereof to Guarantor, taken or not taken by Garay with respect to any of the Obligations, including any release, subordination, or substitution of any collateral or release, termination, compromise, modification, extension or amendment of any instrument executed by or applicable to any Obligor or of any claim, right or remedy against any Obligor or property;

     (d) any impairment of Guarantor's right to reimbursement by way of subrogation, indemnification or contribution;

         (e) any other action or inaction taken or omitted by Garay in its sole discretion with respect to the Obligations or the collateral;

         (f) the absence or inadequacy of any formalities of every kind in connection with enforcement of the Obligations, including presentment, demand, notice and protest;

         (g) the waiver of any rights of Garay under or any action taken or omitted by Garay with respect to any other guaranty of the Obligations;

                  and no amendment, substitution, modification or extension or release of the Obligations shall constitute a release or waiver by Garay of the obligations of Guarantor under this Guaranty. This is a continuing and unconditional guaranty and shall remain in full force and effect and be binding upon Guarantor until the Obligations are fully satisfied.

         4. The Guarantor agrees to pay all costs and expenses, including reasonable attorneys' fees, which may be incurred by Garay collecting any amount due under this Guarantee or to enforce its rights and remedies under the accompanying mortgage and Security Agreement.

         5. The Guarantor covenants and agrees that:

     (a) Preservation of Corporate existence and franchises. The Guarantor shall preserve and keep in full force and effect its corporate existence and all franchises, rights and privileges necessary to the proper conduct of its business, including, without limitation, all necessary franchises, patents, licenses, trademarks, trademark rights, trade name rights, fictitious name authorizations or certificates and copyrights without any unlawful conflict with such franchises, patents, licenses, trademarks, trademark rights, fictitious name authorizations or certificates and copyright of others. It shall also maintain the existence of Laminaire as a separate subsidiary.

         (b) Amendments. The Guarantor shall promptly deliver to Garay copy of any amendments or modifications or modifications to its certificate of incorporation bylaws, certified with respect to the certificate of or incorporation by the Secretary of State of Delaware, and, with respect to the bylaws, by the Secretary of the Guarantor.

         (c) Compliance with Laws. The Guarantor shall comply with all the applicable laws,ordinances,rules and regulation of any Federal, state or local government or any instrumentality or agency thereof now or hereafter in effect, the failure of which to comply may have a material adverse effect on the Guarantor, the collateral, or Garay in enforcing its rights hereunder against the Company or the Collateral.

         (d) Taxes. The Company shall pay and discharge, as they become due, all taxes, assessments, debts, claims and other governmental or non-governmental charges lawfully imposed upon it or incurred by it or its properties and assets, except taxes, assessments, debts, claims and charges, contested in good faith in appropriate proceedings for which the Guarantor shall have set aside adequate reserves for the payment of such tax, assessment, claim or charge. The Guarantor shall provide to Garay, upon Garay's request, evidence or payment of such taxes, assessments, debts, claims and charges satisfactory to Garay.

         (e) Maintenance of Property. The Guarantor shall maintain, preserve and keep all its properties, equipment and assets in good repair, working order and condition, and make, or cause to be made, all necessary or appropriate repairs, renewals, replacements, substitutions, additions, betterments and improvements thereto so that efficiency of all such properties and assets shall at all times be properly preserved and maintained.

     (f) Insurance. The Guarantor shall maintain, or cause to be maintained, such insurance on its properties and assets, including, without limitation, the Collateral, with responsible insurance companies against such casualties and in such amounts as is from time to time reasonably required by Garay, who shall be named loss payee therein.. The insurance policies shall be on a full replacement cost basis of the fair market value of the collateral. The Guarantor shall also maintain, or cause to be maintained, adequate general liability insurance and workers compensation insurance. The Guarantor shall deliver to Garay, upon its reasonable request, a detailed list of insurance then in effect, stating the names of the insurance companies and the amounts and rates of the insurance. 2

         (g) No Other Liens. The Guarantor shall not directly or indirectly permit to exist any Lien on the Collateral except for the Lien in favor of Garay, and except that the Mortgagor may grant a security interest in its accounts, inventory, equipment, and the proceeds therefrom to Norwood Venture Corp., which security interest shall be subject and subordinate to the security interest of Garay.

         (h) Litigation Notice. The Company shall promptly notify Garay of any litigation legal actions, proceedings, claims or investigations pending or threatened against the Company and/ or of the entry of any judgement against the Company or the entry of any Lien, other than the Lien in favor of Garay against any of the Collateral.

         (i) Location of Collateral and Records. The Guarantor shall keep the Collateral, its record relating to the Collateral and its other books, journals, records, orders, receipts and correspondence at 960 east Hazelwood Avenue, Rahway, New Jersey 06065 or 528 Oritan Avenue, Ridgefield, New Jersey 06656 unless notice is given to Garay at least thirty (30) days in advance of the removal of the Collateral, and the books, records, journals, orders, receipts and correspondence, to another location.

         (j) Financial Statements. The Guarantor shall deliver, or cause to be delivered to Garay the following:

                           (i) Within 45 days after the end of each quarter, corporate financial statements showing cash flows, income, expenses, assets, and liabilities.

                           (ii) Within 90 days after receipt, audited year end financial statements per GAAP.

                  (k) Books and Records. The Guarantor shall, at all times and in conformity with generally accepted accounting principles, consistently applied, keep complete and accurate and separate books and records concerning its business, affairs, operations, properties and assets.

                  (l) Default Notice. The Guarantor shall immediately notify Garay of the occurrence of any default or Event of Default accompanied by a certificate of the Guarantor specifying the nature and period of existence thereof. If the Guarantor receives a notice of a Default from any creditor other than Garay. The Guarantor shall deliver to Garay a copy of such notice of default immediately upon receipt thereof.

         (m) Compliance with Agreement. The Guarantor shall observe, perform and comply with, and shall continue, until all obligations of the Guarantor to Garay under this Guarantee, are fully paid and satisfied, to observe, perform and comply with, all of the terms, agreements, and covenants contained in this Guarantee and the Mortgage and Security Agreement of even date.


         (n) Inspection. Guarantor shall permit Garay or his authorized representative to inspect the books and records of the Guarantor and the Collateral on reasonable notice to the Guarantor.

         (o) Loss or damage to Collateral. Guarantor shall immediately notify Garay of any material loss or damage to the collateral.

           6. The Guarantor shall not without Garay's prior written consent:

         (a) Borrowings: Create, incur or assume any liability for borrowed money, the payment of which is senior to the obligations of
                  Garay, except for liabilities heretofore or hereinafter incurred by the Guarantor to Garay.

           (b)       Contingent  Liabilities.   Assume,  guarantee,  endorse  or
                     otherwise become liable in connection with the obligations of any person except

                  (i) Liabilities of the Guarantor resulting from product warranties made by the Company in the ordinary course of its business; and
                     (ii) Liabilities of the Guarantor resulting from its endorsement of items or instruments for deposit or collection in the ordinary course of its business.

         (c) Sale or Other Disposition of Assets. Sell, lease, abandon, or otherwise dispose of its properties or assets, except for the selling, leasing or otherwise disposing of its properties or assets to a person or entity in the ordinary course of its business in commercially reasonable and bona fide arm's length transactions for a full and fair consideration.

         (d) Dividends and Redemption. Declare or pay any cash dividend or distribution on any shares of stock of the Guarantor.

         (e) Loans to Other Persons. Make any loans or advances to any of its officers or directors or shareholders, or to any other person, firm or Corporation.

         (f) Lien Create, assume or suffer to exist any lien on any of its properties or assets whether now owned of hereafter acquired, except any lien in favor of Garay or otherwise permitted herein, and except that the Mortgagor may grant a security interest in its accounts, inventory, equipment, and the proceeds therefrom to Norwood Venture Corp., which security interest shall be subject and subordinate to the security interest of Garay.

         (g) Assignment of Accounts. Create, assume or suffer to exist any assignment of accounts receivable or grant any security interest therein, and except that the Mortgagor may grant a security interest in its accounts, and the proceeds therefrom to Norwood Venture Corp., which security interest shall be subject and subordinate to the security interest of Garay.

         (h) Maximum Debt to Stockholder Equity. Cause, suffer or permit the Guarantor's ratio of Debt to Stockholder Equity ( as each term is hereinafter defined) to be more than 2.50 to 1.00. The term "Stockholder Equity" shall mean as of the time of any determination thereof, the Net Worth ( without any deduction for debt incurred in connection with financing the acquisition of Laminaire or the repayment of bank indebtedness previously incurred by Laminaire regarding its real property) of the Guarantor, as determined in accordance with GAAP.

                  The term "Debt" shall mean total liabilities of the Guarantor as determined in accordance with GAAP.

           (i) Minimum Debt Service Coverage. Cause, suffer or permit Debt Service Coverage Ratio (as hereinafter defined) at any time to be less than 1.25 to 1.00. "Debt Service Coverage Ratio" shall mean pre-tax income of the Guarantor plus depreciation, other non-cash charges, and amortization of purchase adjustments divided by the current portion of Debt due under this Guarantee for the applicable period (except the balloon payment due in the final year of the Note for $2,200.000), in conformity with generally acceptable accounting principles, consistently applied.

The financial covenants set forth in paragraph (h) and (I) above shall be determined on an annual basis commencing with the results for the fiscal year ended June 30, 1998.


         (j) Intercompany Transfers. Thermo-Mizer shall not remove or withdraw any cash or assets from Laminaire in excess of its" investment" therein. For this purpose," investment" shall be defined as (I) cash provided to Laminaire by the Guarantor subsequent to the acquisition of Laminaire stock by Thermo-Mizer and (ii) cash required to repay any promissory notes executed in connection with the acquisition of Laminaire stock.

         (k)  Change of Ownership.  Permit or cause a change in the ownership of
              the  presently  issued  and  outstanding   capital  stock  of  the
              Guarantor.

      7. If one or more of the following described "Events of Default" shall occur:

         (a) The Guarantor shall default in the payment of principal or interest on the Notes and such failure shall continue uncured for a period of five (5) days; or

          (b) The Guarantor shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Guarantor under the Notes, Mortgage and Security Agreement and this Guarantee, and such failure shall continue uncured for a period of thirty
                  (30) days ; or

         (c) The Guarantor shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3)apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business, or

         (d) A trustee, liquidator or receiver shall be appointed for the Guarantor or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

         (e) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Guarantor shall not be dismissed within sixty (60) days thereafter; or

         (f) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Guarantor and, if instituted against the Guarantor, shall not be dismissed within sixty
                  (60) days after such instruction of the Guarantor shall be any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding.


         Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by Garay (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of Garay and in Garay's sole discretion, Garay may consider this Guaranty in breach and default, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and Garay may immediately, and without expiration of any period of grace, enforce any and all of Garay's rights and remedies provided herein or any other rights or remedies afforded by law or by the Notes and Mortgage and Security Agreement of even date.

         8. Miscellaneous. This Guaranty (i) will bind and inure to the benefit of the parties hereto and their respective heirs, successors and assigns; (ii) represents the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understanding,inducements or conditions, express or implied, oral or written; (iii) may be amended only in writing, executed by the party against whom enforcement is sought; (iv) may be executed in one or more counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument; and (v) shall be governed by, and construed in accordance with, the laws of the State of New Jersey.


                  IN WITNESS WHEREOF, the parties hereto have executed this Guaranty the day and year first above written.





ATTEST:                                               LAMINAIRE CORPORATION

_________________________                             By:______________________
           Secretary                                                   Pres.

[Corporate Seal]                                      GARAY, L.L.C.


                                                      By:_____________________

EXHIBIT 10.24  MORTGAGE AND SECURITY AGREEMENT EXECUTED BY LAMINAIRE
               CORPORATION

                         MORTGAGE AND SECURITY AGREEMENT

         THIS MORTGAGE made this 16th day of October,1997, between LAMINAIRE CORPORATION, A New Jersey Corporation, with offices at 960 East Hazelwood Avenue, Rahway, NJ 07065 (herein called the "Debtor" or "Mortgagor") and GARAY, LLC, a New Jersey Limited Liability Company, with offices at 480 Stalevicz Lane, Rahway, NJ 07065 (herein called the "Creditor" or "Mortgagee")

                                               W I T N E S S E T H:

         WHEREAS, the Mortgagor has guaranteed an indebtedness to the Mortgagee in the principal amounts with interest thereon at the rates and upon the terms and conditions and due and payable at the times more particularly set forth in three (3) Promissory Notes of even date herewith from the Thermo-Mizer Environmental Corporation to the Mortgagee herein as Payee (the "Notes"); and

         WHEREAS, the Mortgagor is the owner in fee simple of a certain tract or parcel of real property and improvements thereon located in the City of Rahway, County of Union, and State of New Jersey;

         NOW, THEREFORE, for the better securing of the payment of the moneys owing on said Notes and all extensions and renewals thereof and substitution therefor, including other payments mentioned therefor for the protection of the security as well as to the Mortgagor with interest thereon as may from time to time be agreed upon, the Mortgagor has granted, bargained, sold and conveyed and by these presents does grant, bargain, sell and convey to the Mortgagee and to its successors and assigns, ALL the following tract or parcel of land and premises located in the City of Rahway, County of Union, and State of New Jersey, as more particularly described in Schedule A attached hereto and made a part hereof (hereinafter referred to as the "Mortgaged Premises").

         This is a first mortgage.

         TOGETHER with:

         A. All and  singular any  tenements,  hereditament,  and  appurtenances thereunto belonging, or in anywise appertaining, and the reversion or reversions, remainder and remainders; and also all the estate, right, title, interest, property, possession, claim and demand whatsoever, in Law as well as in Equity, of the Mortgagor, of, in and to the same and every part and parcel thereof, with appurtenances; including all fixtures presently affixed to the same, and also all equipment and improvements now in, upon, or which may hereafter be installed or placed in or upon the same, adapted to or necessary for the complete and comfortable use, enjoyment or occupancy thereof;

         B. All right, title and interest of the Mortgagor in and to the land lying in the streets and roads in front of and adjoining the Premises; and

         C. All awards heretofore and hereafter made to the Mortgagor for taking by eminent domain the whole or any part of the Premises or any easement therein, including any awards for changes of grade of streets, which said awards are hereby assigned to the Mortgagee, who is hereby authorized to collect and receive the proceeds of such awards and to give proper receipts and acquittances therefore, and to apply the same toward the payment of the Mortgage Debt, notwithstanding the fact that the amount owing thereon may not then be due and payable; and the Mortgagor hereby agrees upon request, to make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning said awards to the Mortgagee, free, clear and discharged of any encumbrances of any kind or nature whatsoever.

     TO HAVE AND TO HOLD, the above granted and described Mortgaged Premises, with the
                                                         1
     appurtenances, fixtures, equipment and improvements, unto the Mortgagee, its successors and assigns, to its and their proper use and benefit forever;

         PROVIDED ALWAYS, and these premises are upon the express condition, that if the Mortgagor shall well and truly pay to the Mortgagee all money secured hereby when the same shall become due and payable, without deduction or credit for any amount payable for taxes, then these presents and the estate hereby granted shall cease, terminate and be void.

         THE MORTGAGOR REPRESENTS, WARRANTS, COVENANTS AND AGREES WITH THE MORTGAGEE AS FOLLOWS:

         1. The Mortgagor shall comply with all provisions hereof and of the Notes evidencing the indebtedness secured hereby, and the Guaranty Agreement ,(which Notes and Guaranty Agreement are made a part hereof as if recited at length herein).

         2. The Mortgagor shall pay to the Mortgagee said sum of money as mentioned above and interest thereon and additions thereof, as expressed herein and expressed in the conditions of the Notes and the Guaranty Agreement.

         3. If required by the Mortgagor, in order to more fully protect the security of the within Mortgage and to insure the payment of real estate taxes, water rents, sewer rents, insurance premiums the Mortgagor agrees to pay to the Mortgagee a sum equal to 1/12th of the annual real estate taxes, water rates, sewer rents, assessments, fire insurance with extended coverage on a replacement basis, on the first day of each and every month together with the monthly principal and interest payments due hereunder. The Mortgagor shall also pay to the Mortgagee such additional amounts as may be determined by the Mortgagee from time to time in order to provide the Mortgagee with a fund at least 30 days prior to the due date for the payment or deposit required to be made with any prior mortgagee, of the next installment of such taxes, water rents, sewer rents, assessments, insurance premiums and interest and amortization on prior mortgage(s), sufficient to pay said installment. If on a date 30 days prior to the due date for the payment of any such items there shall be insufficient funds on hand with the Mortgagee to pay the same, Mortgagor shall forthwith make a deposit sufficient to permit the payment of each to be made in full when due. It is the intention of the parties that the Mortgagor shall deposit with the Mortgagee the necessary funds so that the Mortgagee at all times during the term of this mortgage and any extension thereof have on hand sufficient deposits covering the various items for the respective accrued periods pertaining to each of them so that the deposits of one shall not be used for the payment of another except however that the Mortgagee, at its option, may use the deposits of one for the payment of another and any resulting deficiencies shall forthwith be paid by the Mortgagor. The said funds shall bear no interest. Upon an assignment of said mortgage, the Mortgagee shall have the right to pay over the balance of such deposits in its possession to the assignee and the Mortgagee shall thereupon be compleely released from all liability with respect to such deposits and the Mortgagor or owner of the premises shall look solely to the assignee or transferee in reference thereto. This provision shall apply to every transfer of such deposits to a new assignee. Upon full payment of the mortgage indebtedness or at any time prior at the election of Garay of said mortgage, the balance of the deposits in its possession shall be paid over to the record owner of the premises and no other party shall have any right or claim thereto in any event. Mortgagor agrees, at Mortgagee's request to make the aforesaid deposits with the Mortgagee's servicing agent;

         However, it is understood and agreed that Garay shall only request direct payment to it of the foregoing items if the Mortgagor shall have failed to make timely payment and any default in payment remains uncured for a period of 15 days after the payment was due.


         4. The Mortgagor is seized of an indefeasible estate in fee simple in the Mortgaged Premises, and the Mortgagor warrants title to the Mortgaged Premises.

         5. The Mortgagor shall keep any buildings and other structures to be erected upon the Mortgaged

Premises, including fixtures and equipment, insured against loss or damage by fire, and with extended coverage, by insurers having a Bests Rating of A+ or greater and in the face amount of not less than the full replacement value, with loss payable to the Mortgagee as first mortgagee and co-insured under a N.J.
mortgage insurance clause, and shall deliver said policy or policies to the Mortgagee; and in default thereof, the Mortgagee may effect such insurance. The Mortgagor hereby assigns to the Mortgagee all rights to demand and receive all money payable under any of said policies of insurance, or certificates of insurance with respect to public liability insurance, and the rights to settle or compromise all claims thereunder; and all money received may be applied on account of the indebtedness secured hereby or used to repair or replace the buildings on the Mortgaged Premises, as the Mortgagee shall elect; provided however, that the Mortgagee's consent to the use of the proceeds to repair or replace damaged buildings or structures shall not be unreasonably withheld. The Mortgagee shall consent to the use of the insurance proceeds to restore or repair any damage if the restoration or repair is economically feasible and Mortgagee's security is not lessened. If the restoration or repair is not economically feasible or Mortgagee's security would be lessened, the insurance proceeds shall be applied to the sums secured by this Mortgage, whether or not then due, with any excess to be paid to Mortgagor. In the event of loss or damage, the Mortgagor shall give immediate notice thereof to the Mortgagee. The Mortgagee may make proof of loss if not made promptly by the Mortgagor, and each insurance company concerned is hereby authorized and directed to make payment for such loss or damage directly to the Mortgagee instead of to the Mortgagor and the Mortgagee jointly. At least thirty (30) days prior to the expiration of any such policies the Mortgagor shall furnish evidence satisfactory to the Mortgagee that the policies have been renewed or replaced or are no longer required. The fire insurance policies required by this paragraph shall contain the usual extended coverage endorsement; that in addition thereto the Mortgagor, immediately after notice and demand, will keep the Premises insured against wr risk and any other hazard that may reasonably be required by the Mortgagee.

         6. In the event the Mortgaged Premises, or any part thereof, shall be taken and condemned for public purposes by the proper governmental authorities, the Mortgagor shall have no claim against the award for damages, or be entitled to any portion of the award until the entire indebtedness secured by this Mortgage shall be paid in full, and all rights to damages of the Mortgagor are hereby assigned to the Mortgagee to the extent of the principal indebtedness as remains unpaid (the Mortgagor, however, having the right to appeal said award to the courts of competent jurisdiction). The satisfaction of the principal amount of any portion thereof by virtue of application of any condemnation award upon exercise of any authority with the right of eminent domain shall constitute a prepayment to the full extent thereof and the agreement, if any, between the parties hereto relating to a privilege to the Mortgagor to prepay the indebtedness secured hereby and providing for premiums to the Mortgagee in certain events upon prepayment shall be fully applicable in such circumstances.

         7. The Mortgagor agrees to comply with all laws, rules, regulations and ordinances made or promulgated by lawful authority and now or hereafter applicable to the Mortgaged Premises within such time as required by law.

         8. The Mortgagor shall keep and maintain any buildings, other structures, and improvements on the Mortgaged Premises, including fixtures and equipment, in good and substantial repair, and will make such repairs as may be reasonably required within thirty (30) days from written notice from the Mortgagee. The Mortgagor shall not do, and shall not permit to be done, any act which may in any way impair or weaken the security under this Mortgage, and the Mortgagor shall not do anything which shall diminish the value of the collateral.

         9. The Mortgagee may collect a late charge not to exceed ten ($.10) cents for each dollar on each payment of principal and/or interest more than five (5) days in arrears, to cover the extra expense involved in handling said delinquent payments.

         10. The Mortgagor shall pay any taxes, assessments, municipal or governmental rates, charges, impositions, liens and water and sewer rents or any part thereof, heretofore or hereafter imposed upon or which may become a lien against the Mortgaged Premises within ten (10) days after the same is due and payable and shall submit receipt therefor on request.

         11. The Mortgagor hereby unconditionally assigns all rents, issues, and profits arising out of or from the Mortgaged Premises to the Mortgagee. Upon the occurrence of a default by the Mortgagor under this Mortgage or under the Notes or the Guaranty Agreement, then the Mortgagee shall be entitled to enter upon and take possession of the Mortgaged Premises, and collect and receive all rents, issues and profits arising from the Mortgaged Premises, including the rents, issues and profits then due and unpaid to the Mortgagor and also those thereafter to fall due. No tenant shall be privileged to pay any rent in advance, and Mortgagor shall not request or accept any rent in advance.

         12. Each party shall, upon written request of the other, certify within seven (7) days to such person as the other may designate, by writing duly acknowledged, the amount of principal and interest then owing on this Mortgage, and whether any offsets or defenses exist against the indebtedness by the Note.

         13. The Mortgagee may, at its option, expend money for insurance, payment of taxes, assessments, municipal or governmental rates, charges, impositions, liens and water and sewer rents or any part thereof and for repair, maintenance and preservation of the Mortgaged Premises, or for any buildings or other structures thereon, including fixtures, or for the discharge of any liens or encumbrances on the Mortgaged Premises, or for perfecting the title thereto, or for enforcing collection of the indebtedness secured thereby, or for any water, gas or electric charge imposed for any services rendered to the Mortgaged Premises, or for the protecting or preserving any use being made of the Mortgaged Premises, or for advances of any trustee or receiver of the Mortgaged Premises, or for any additions or improvements to the Mortgaged Premises, or to any buildings or other structures thereon, including fixtures, considered desirable by the Mortgagee while it or any receiver or trustee is in possession thereof; and all money so paid, with interest of the rate fixed in the Notes plus 5%, shall be a lien on the Mortgaged Premises and added to the amount of the Notes and secured by this Mortgage and shall be due and payable upon demand.

Mortgagee shall also be entitled to collect all advances made to protect its interests hereunder after any foreclosure judgment or foreclosure sale.


         14. No owner of the Mortgaged Premises shall be entitled to any credit by reason of payment of any tax thereon.

         15. This Mortgage also constitutes a security agreement under the Uniform Commercial Code as adopted by the New Jersey Statutes and, except as otherwise provided herein, the Mortgagor's title and interest in and to all present and future tangible assets, including without limitation, goods, chattels, fixtures, furniture, machinery, equipment, inventory and property of Mortgagor used in and necessary to the operation of the business and building(s) and structure(s), including, without limitation, all carpets, furniture, furnishings, screens, curtains, awnings, windowshades, all lighting, heating, ventilating, air-conditioning, sprinkling, plumbing, gas, water, power, incinerating, and laundry systems and fixtures, all engines, machinery, boilers, ranges, furnaces, elevators and meters, mirrors, refrigerators, refrigeration plants, cabinets, shades, storm and screen windows, doors and appliances, which are now, located in, on, or upon the Mortgaged Premises herein defined, together with all additions and accessories thereto, substitutions therefor, and replacements thereof and all cash and non-cash proceeds thereof.

Also, the Mortgagee is hereby granted a security interest in the Debtor's present and future inventory and general intangibles, accounts, accounts receivable, contract rights, chattel paper, instruments and documents, and all cash and non-cash proceeds thereof and all books and records relating to the foregoing, together will accessories, substitutions, additions, replacements, parts and accessions affixed to or used in connection with the collateral. The Mortgagor shall execute, deliver, file and refile any financing statements, continuation statements, or other security agreements that the Mortgagee may require from time to time to confirm the lien of this Mortgage with respect to such property. Without limiting the foregoing, the Mortgagor hereby irrevocably appoints the Mortgagee attorney-in-fact for the Mortgagee to execute, deliver and file such instruments for and on behalf of the Mortgagor. Notwithstanding the release of any or all of that property included in the Mortgaged Premises which is deemed "real property," and proceedings to foreclose this Mortgage or its satisfaction or record, the terms hereof shall survive as a security agreement with respect to the security interest created hereby and referred to above until the repayment or satisfaction in full of the obligations of the Mortgagor as are now or hereafter secured hereby.

         16. During the term of the Notes and Guaranty Agreement, in the event of the passage after the date of any law of the State of New Jersey, or any other governmental entity imposing any tax in addition to income taxation upon the profit realized by the Mortgagee from this transaction, whether such imposition arises from a new law or the change in any existing laws now in force for the taxation of mortgages, or debts secured thereby, for state or local purposes, or the manner of the operation of any such law, so as to affect the interest of the Mortgagee, then and in such event, the Mortgagor shall bear and pay the full amount of such taxes, provided that if for any reason payment thereof would constitute usury or render the loan or indebtedness secured hereby wholly or partially usurious under any of the terms or provisions of the obligation secured hereunder, or this Mortgage, or otherwise, the Mortgagee may, at the Mortgagee's option, pay the amount or portion of such taxes as renders the loan or indebtedness secured thereby unlawful or usurious in which event the Mortgagor shall concurrently therewith pay the remaining lawful and nonusurious portion or balance of said taxes. In the event of the passage of any law as aforesaid which is prospective in nature, then prior to the effective date of any such law, the Mortgagor shall have the right to prepay the Note for which this Mortgage serves as security in full and not in part and thereafter discharge the lien of this Mortgage from the Mortgaged Premises. Nothing herein shall require the Mortgagor to pay any taxes on income of the Mortgagee except in the event of the passage of any law as aforesaid when the Mortgagor does not elect to pay the Note in full prior to its effective date or wherein the effective date of the law is retroactive.

         17. In the event that the mortgaged premises are in violation of any state, federal or other governmental environmental law or regulation ("Law") as the result of any condition which occurs after the date hereof, or if the mortgaged premises are hereafter used for a use which has an SIC classification that would bring the premises within the jurisdiction of the New Jersey Industrial Site Recovery Act ("ISRA"), Mortgagor shall, at its own cost and expense and upon the written request of Mortgagee, provide Mortgagee with a written environmental law compliance report from an engineering or other qualified environmental service company approved by Mortgagee. Such report shall certify that all necessary inspections and tests have been made and that the mortgaged premises are not in violation of any Law. The report shall be submitted within 90 days from the date of the request. If the report discloses any violation of any Law to the extent that any remediation is required or enforcement action is taken, Mortgagor shall promptly obtain an estimate of the amount necessary to eliminate the violation and shall deposit in escrow with Mortgagee an amount equal to 110% of such estimate. Mortgagor shall immediately commence the elimination of the violation and, if that fails to do so, the failure shall constitute a default under the terms of this Mortgage, and the obligation which it secures, and Mortgagee shall have the right but not the obligation to use the escrow funds to eliminate the violation. Mortgagee agrees not to request a compliance report more than once in each calendar year, unless there is a change in the use of the mortgaged premises or an occurrence on the mortgaged premises or premises adjacent thereto that could cause a violation of any law.

         18. The Mortgagor agrees that if the Mortgagee expends any funds to bring the mortgaged premises into compliance with N.J.S. 58:10-23.11 et seq. (the Spill Compensation & Control Act) or N.J.S. 13:1k-6 et seq. (the Industrial Site Recovery Act); N.J.S.A 58:10A-1 et set. (the Underground Storage of Hazardous Substances Act), or any other state of federal environmental law now or hereafter in effect, or to clear a lien imposed on the mortgaged premises pursuant to said laws, the total amount of such funds shall be added to the principal balance of the Note secured by this Mortgage, provided the condition which causes such expenditure commences after the date hereof. Such added amount shall bear interest as provided for in the Note.

         THE MORTGAGOR SHALL BE IN DEFAULT OF THIS MORTGAGE AND SECURITY AGREEMENT UPON THE OCCURRENCE OF ANY OF THE FOLLOWING EVENTS:

         1. In the event that any covenant, representation or warranty made by the Mortgagor in this Mortgage, in the Notes, or in the Guaranty Agreement or in any other writing used in connection herewith, shall prove to be false, incorrect, or misleading in any substantial and material respect as of the date when made;

         2. In the event that the Mortgagor shall have failed to make any payment of any installment of principal or interest on the Notes within 5 days after its due date set forth in the Note;

         3. In the event that the Mortgagor shall have failed to duly observe any covenant, condition or agreement with respect to the payment of monies other than principal or interest on the part of Mortgagor, to be observed or performed pursuant to the terms of the Mortgage, the Notes, the Guaranty Agreement , or in any other loan document, and such default shall have remained uncured for a period of fifteen (15) days after notice thereof to the Mortgagor by the Mortgagee;

         4. In the event the Mortgagor shall have failed to duly observe or perform any covenant, condition or agreement on the part of the Mortgagor to be observed or performed pursuant to the terms of the Mortgage, the Notes, the Guaranty Agreement, or any other loan document, other than the payment of monies which shall be governed by paragraphs 2 and 3 above, and such default shall have remained uncured for a period of thirty (30) days after notice thereof to the Mortgagor by the Mortgagee;

         5. In the event that the Mortgagor shall have applied for or consented to the appointment of a custodian, receiver, trustee or liquidator of all or a substantial part of its assets; or shall generally be unable to pay its debts when due; or shall have admitted in writing its inability to pay its debts as they mature; or shall have made a general assignment for the benefit of creditors; or shall have a petition or an answer seeking reorganization or an arrangement with its creditors or shall have a petition of any insolvency law, or shall have submitted an answer admitting the material allegations of a petition in bankruptcy, reorganization or insolvency proceeding, or for an order, judgment or decree shall have been entered, without the application, approval or consent of the Mortgagor, by any Court of competent jurisdiction approving a petition seeking reorganization of the Mortgagor, or appointing a custodian, receiver, trustee or liquidator of the Mortgagor, or a substantial part of its assets and such order, judgment or decree shall have continued unstayed and in effect for any period of sixty (60) consecutive days,; or shall have failed to remove an involuntary petition in bankruptcy filed against it within sixty (60) days of the filing thereof; or if any Order for Relief shall have been entered under the Federal Bankruptcy Code of 1978;

         6. In the event of any change in the ownership of the Mortgaged Premises, or if the Mortgagor is a corporation, the sale or transfer of any part of the stock of the Mortgagor to anyone not presently a stockholder;

         7. In the event that the Mortgagor shall have suffered a lien upon, encumbered, mortgaged or given a security interest in any of its tangible or intangible assets, except that the Mortgagor may grant a security interest in its accounts, inventory, equipment, and the proceeds therefrom to Norwood Venture Corp., which security interest shall be subject and subordinate to the security interest of Garay.

         8. In the event that proceedings be instituted for the foreclosure or collection of any mortgage, judgment, or lien prior or subordinate to the lien of this Mortgage, affecting the Mortgaged Premises;

         9. In the event that any insurance company authorized to do business in the State of New Jersey by the Department of Insurance, shall refuse to insure said Mortgaged Premises in the form of policy approved by the Mortgagee, for a sum equal to the full insurable value of the Mortgaged Premises;

         10. In the event that the Mortgagor shall have entered into any secondary financing or shall have consented to the placing of any lien on the Mortgaged Premises or other Collateral, whether or not such financing or lien is prior to or subordinate to the lien of the Mortgage or other Collateral, except that the Mortgagor may grant a security interest in its accounts, inventory, equipment, and the proceeds therefrom to Norwood Venture Corp., which security interest shall be subject and subordinate to the security interest of Garay.

         11. In the event that the Mortgagor shall have transferred or caused to have been transferred title to or possession of any interest in the Mortgaged Premises, or any part thereof, or if the Borrower is a corporation or partnership, in the event there is a change in the management or controlling interest in the Mortgagor to any party without the express prior written consent of the Mortgagee;

         12. The failure by Thermo-Mizer Environmental Corp. to obtain the release of its accounts receivable from the existing security interest within 90 days from the date this Mortgage is executed, but not including a security interest in accounts receivable and proceeds therefrom held by Norwood Venture Corp.

         13. Any default under any Agreement given for the debt secured by this Mortgage;

         14. The occurrence of any condition or event commencing after the date hereof which causes the imposition of a lien on the Mortgaged Premises pursuant to N.J.S. 10-23.11 (the Spill Compensation and Control Act) or the commencement of any enforcement action for violation of N.J.S. 12:1k-6 et seq. (the Industrial Site Recovery Act) or any other federal or state environmental law now or hereafter in effect if not cured within thirty (30) days following such occurrence, event, commencement of enforcement action, or imposition of lien or if such event cannot be cured within thirty (30) days, then the commencement of such cure provided that the same may be accomplished within a reasonable time thereafter and provided further no imposition of a lien has been imposed upon the Mortgaged Premises.

         SHOULD ANY DEFAULT BE MADE BY THE MORTGAGOR THE MORTGAGEE MAY TAKE ANY OR ALL OF THE FOLLOWING ACTIONS, AT THE SAME OR AT DIFFERENT TIMES:

         1. Declare the entire amount of unpaid principal, accrued and unpaid interest and other money due under this Mortgage and the Note secured hereby, immediately due and payable.

         2. Subject to any other agreement permitted hereunder, all proceeds from sale or condemnation or insurance proceeds collected or received by the Mortgagor shall be accepted and held for the Mortgagee in trust and shall not be co-mingled with the funds and property of the Mortgagor but shall be promptly paid over to the Mortgagee. The Mortgagor shall pay to the Mortgagee a reasonable rental for the Mortgaged Premises occupied by the Mortgagor on the first day of each and every month in advance, as a tenant from month to month thereby recognizing the Mortgagee as landlord; and upon default in any such payment, the Mortgagor shall vacate and surrender possession of the Mortgaged Premises to the Mortgagee or to any receiver, if one has been appointed, and in default thereof, the Mortgagor may be dispossessed by the usual summary proceedings. The Mortgagor agrees that this covenant shall be effective either with or without any action being brought to foreclose this Mortgage, and with or without the Mortgagee having applied for a receiver to collect the rents. Any such tenancy of the Mortgagor shall terminate at the option of the Mortgagee and in any event, upon the delivery of the deed of any Sheriff or Master following foreclosure.

         3. The Mortgagee may enter upon and take possession of the Mortgaged Premises and rent the same, either in its name or in the name of the owner of such property, and receive the rents, issues and profits, thereof, and apply the same, after the payment of the necessary charges and expenses, including management commissions, on account of the debt secured hereby, being accountable only for such rents and profits as are collected by it while in possession.

         4. The Mortgagee, at its option, may sue on the Guaranty, the Notes, or it may foreclose this Mortgage or other Collateral, and upon the filing of a complaint in Foreclosure, the Mortgagee shall be entitled to the appointment of a receiver of the rents of the Mortgaged Premises without the necessity of proving either inadequacy of the security or insolvency of the Mortgagor or of any person who may be legally or equitably liable to pay money secured hereby, and the Mortgagor and each such person waive proof and consent to the appointment of such receiver.

         5. In the event of a foreclosure sale of the Mortgaged Premises or other Collateral, the Mortgaged Premises or other Collateral may, at the option of the Mortgagee, be sold in one or several parcels.

         6. The Mortgagee may apply on account of the unpaid principal and interest thereon or account of any arrearage of interest thereon, or on account of any balance due to the Mortgagee after a foreclosure sale of the Mortgaged Premises whether or not a deficiency action shall have been instituted, any unexpended moneys still retained by the Mortgagee that were paid by the Mortgagor to the Mortgagee, for the payment of, or as security for the payment of taxes, assessments, municipal or governmental rates, charges, impositions, liens, water or sewer rents, or insurance premiums, if any, or in order to secure the performance of some act by the Mortgagor.

                                  MISCELLANEOUS

         1. The parties to this mortgage may agree to change the interest rate, due date or such other term or terms of this mortgage or of the obligation secured by the mortgage and upon any such modification as defined in N.J.S.A. 46:9-8.1, the priority of the lien of the mortgage shall relate back to and remain as it was at the time of the recording of the mortgage, as if the modification was originally included in this mortgage or as if the modification occurred at the time of recording of this mortgage.

         2. The rights and remedies herein expressed to be vested in or conferred upon the Mortgagee shall be cumulative and shall be in addition to and not in substitution for or in derogation of the rights and remedies conferred by any applicable law. The failure, at any one or more times, of the Mortgagee to assert the right to declare the principal indebtedness due or the granting of any extension or extensions of time of payment of the Note either to the maker thereof or to any other person, or taking of other or additional security for the payment thereof, or releasing any security, or changing any of the terms of the within Mortgage, or the Note, or other obligation accompanying this Mortgage or waiver of or failure to exercise any right under any covenant or stipulation herein contained shall not in any way affect this Mortgage nor the rights of the Mortgagee hereunder nor operate as a release from any personal liability upon the Note or other obligation accompanying this Mortgage, nor under any covenant or stipulation therein contained, nor under any agreement assuming the payment of said Note or obligation.

         3. All notices to be given hereunder shall be given by certified mail directed to the Mortgagor or to the Mortgagee at the address shown at the head of this Mortgage.

         4. If any action or proceeding be commenced (except an action to foreclose this Mortgage or to collect the debt secured thereby), to which action or proceeding the Mortgagee is made a party, or in which it becomes necessary to defend or uphold the lien of this Mortgage, all sums paid by the Mortgagee for the expense of any litigation to prosecute or defend the rights and lien created by this Mortgage, including reasonable counsel fees, shall be added to the Mortgage Debt and bear interest at the interest rate set forth in the Note, and any such sum and the interest thereon shall be a lien on the Premises, prior to any right or title to interest in or claim upon the Premises attaching or accruing subsequent to the lien of this Mortgage, and shall be deemed to be secured by this Mortgage. In any action or proceeding to foreclose this Mortgage, or to recover or collect the Mortgage Debt, the provisions of law respecting the recovering of costs, disbursements and allowances shall prevail unaffected by this covenant.

         5. All of the terms, covenants, provisions and conditions herein contained shall be for the benefit of, apply to, and bind the heirs, executors, administrators, successors, and assigns of the Mortgagor and the Mortgagee, and are intended and shall be held to be real covenants running with the land, and the term "Mortgagor" shall also include any and all subsequent owners and successors in title of the Mortgaged Premises.

         6. All references herein to "Note" shall be construed to include the Guaranty or any other evidence of indebtedness.

         7. When such interpretation is appropriate, any word denoting gender used herein shall include all persons, natural or artificial, and words used in the singular shall include the plural.

         8. This Mortgage, the loan made hereunder and the rights of the parties shall be governed by and construed under the laws of and by the courts of the State of New Jersey.

         MORTGAGOR ACKNOWLEDGES RECEIPT OF A TRUE COPY HEREOF WITHOUT CHARGE.

         IN WITNESS WHEREOF, the Mortgagor has caused this Mortgage to be duly executed as of the day and year first above written.


                                                      LAMINAIRE CORPORATION



                                                     ---------------------------
                                                                PRESIDENT

                                                     ---------------------------
                                                                SECRETARY

EXHIBIT 10.25  EMPLOYMENT AGREEMENT OF CHARLES J. GARAY DATED OCTOBER 16, 1997

1



                                               Employment Agreement


    THIS AGREEMENT effective the 16th Day of October, 1997, by and between Laminaire Corporation, a New Jersey corporation with offices at 960 East Hazelwood Avenue, Rahway, NJ 07065 (the "Corporation") and Charles J. Garay (the "Employee").


                                                    WITNESSETH

    WHEREAS, the Corporation, having been organized for the purpose of engaging in the business of manufacturing, designing, assembling and selling a family of products used for clean rooms and providing services for electronics assembly, desires to contract with Employee to devote full time to the business of the Corporation; and

    WHEREAS, Employee, understanding and accepting the conditions of this employment agreement set forth herein, desires to be so contracted.

    NOW, THEREFORE, in consideration of the promises and the mutual covenants set forth herein, and for other good and valuable consideration, the receipt whereof is hereby duly acknowledged, the parties hereto covenant and agree as follows:

         1.                Employment

    Corporation agrees to continue employment and Employee agrees to provide such services, in the capacity of Advisor to the Corporation, and for such services for the Corporation as may be determined and assigned to him from time to time by the Board of Directors. Employee shall devote his entire knowledge and best skills to the furtherance of the business purposes of the Corporation as shall be entrusted to him under the general rules from time to time promulgated by the Corporation through its Board of Directors.

         2.                Term

    Employment Services shall be for a term of thirteen weeks effective as of October 16, 1997 and terminating on January 2, 1998, unless sooner terminated by the death or permanent disability of Employee. This Agreement shall be mutually extended on a week by week basis unless terminated by either party.

         3.                Compensation

    Compensation for services rendered to or on behalf of the Corporation shall be at a rate of $3,846.15 per week, payable through the current weekly payroll system. All privledges and benefits previous enjoyed are to be continued while employed.

               4. Expenses

    The Corporation shall reimburse Employee for all reasonable and necessary expenses incurred in carrying out his duties under this Agreement. Employee shall present to the Corporation from time to time an itemized account of such expenses in any form required by the Corporation. Such expenses shall be subject to review by the Chief Executive Officer and the Audit Committee of the Board of Directors.

               5.          Confidential  Matters

    All confidential information relating to the Corporation's business shall be kept confidential by Employee and shall not be disclosed by him except to the extent necessary for performance of his services and obligations as set forth herein and in all such instances Employee will take reasonable steps to safeguard the confidentiality of all such information.

    Employee acknowledges his understanding that in the performance of his duties and obligations hereunder he may obtain knowledge of "confidential information" as hereinafter defined, relating to the business of the Corporation. As used herein, "confidential information" means any information (including, without limitation, any formula, pattern, device, plan, process or compilation of information) which (i) is, or is designed to be, used in the business of the Corporation or results from its research or development activities; (ii) is private or confidential in that it is not generally known or available to the public; and (iii) gives the Corporation an opportunity to obtain an advantage over competitors who do not know or use it.

    Employee shall not, without the prior written consent of the Corporation, either during the term of this Agreement or after any termination thereof:

use or disclose any such confidential information outside the Corporation;

publish any writing with respect thereto; or

except in the performance of his duties hereunder, remove or aid in the removal of any such confidential information or any property or material relating thereto from the Corporation.

         6.  Inventions

    Employee shall promptly disclose to the Corporation any and all inventions; improvements, machines, appliances, processes, products, or the like (all of which are referred to herein as "inventions") which Employee may invent, conceive, produce, or reduce to practice, either solely or jointly with others, at any time, in furtherance or in the performance of his duties as set forth in this Agreement.

    Any and all such inventions which in any way relate to the products manufactured, sold, or used by the Corporation, or to any methods, processes, or apparatus used in connection with the production of such goods or materials, or in either case which are or may be or may become capable of use in the business of the Corporation, shall at all times and for all purposes be regarded as acquired and held by Employee in a fiduciary capacity and solely for the benefit of the Corporation.

    With respect to all such inventions, Employee shall:

treat all information with respect thereto as confidential information within the meaning of and subject to Article 9 of this Agreement;

keep complete and accurate records thereof which records shall be the property of the Corporation;

execute any application for letters patent of the United States and of any and all other countries covering such inventions, and give the Corporation, its attorneys and counsel all reasonable and requested assistance in preparing such application; any such patent issued in your name shall be sold to the company for $1.00;

from time to time, upon the request and at the expense of the Corporation, but without charge for services beyond the payments herein provided for, execute all assignments or other instruments required to transfer and assign to the Corporation (or as the Corporation may otherwise direct)) all inventions and all patents and applications for patents covering such inventions or otherwise required to protect the rights and interests of the Corporation;

testify in any proceedings or litigation as to all such inventions; and

in case the Corporation shall desire to keep secret any such invention, or shall for any reason decide not to have letters patent applied for thereon, refrain from applying for such letters patent thereon.

    No termination of this agreement by the Corporation or the Employee shall release the Employee or his heirs or legal representatives from complying with the foregoing obligations as to such inventions. To that extent, the terms of this Article 6 shall survive this Agreement.


     7.        Governing Law

        This Agreement shall be construed and enforced in accordance with the laws of the State of New Jersey.

     8.                    Entire Contract

    This Agreement constitutes the entire understanding and agreement between the Corporation and the Employee with regard to all matters referred to herein. There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto. This Agreement may be amended only in writing signed by both parties.

     9.   Non-Waiver

    A day or failure by either party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

  10.     Assignment

    This Agreement shall not be assigned by Employee, except that any benefits which inure at any time to his estate or personal representative shall be transferable as a matter of right to such entity or entities. The Corporation shall have the right to transfer and assign this Agreement and its rights hereunder in its entirety in its sole discretion and, upon doing so, all of the rights and obligations of the Corporation hereunder shall thereafter inure and apply to its assignees and successors on condition such succeeding entity assumes in writing at the time of any such assignment all the obligations of Corporation hereunder.

11.  Enforceability

    The invalidity or non-enforceability of any provision, term, or condition hereof shall in no way effect the validity or enforceability of any other provision or of this Agreement or of the Agreement in its entirety.

 12.     Restrictive Covenant

    When this agreement is terminated by either party for any reason, the Employee for a period of twelve (12) months from the date of the termination shall be and hereby agrees to be prohibited from directly or indirectly, either as a principal, agent, manager, employee, owner, partner, stockholder, director, or officer of a corporation or otherwise from engaging or becoming interested in, financially or otherwise, in any business, trade, or occupation similar to or in competition with the business of the Corporation within a radius of one hundred miles of the main office or any branch office of the Corporation then existing at that time. The Corporation shall have the right to assign this restrictive covenant in the event that the Corporation desires at a date subsequent hereto to sell or otherwise transfer all of the stock or other assets of the Corporation, and Employee agrees to remain bound by the terms and conditions of this restrictive covenant to any and all subsequent purchasers of the stock and/or assets of the Corporation.

    13.           Headings

    Headings in this Agreement are for the convenience of the parties hereto only and shall not be used to interpret or construe its provisions.


         14.      Counterparts

    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original of which together shall constitute one and the same agreement.

         15.      Binding Effect

    The provisions of this Agreement shall be binding upon and inure to the benefit of both parties and their respective successors and assigns.

    IN WITNESS WHEREOF, Corporation has, by its appropriate officers, signed and sealed, and Employee has signed this Agreement.


                                                     LAMINAIRE CORPORATION

                                                         BY: _________________

ATTEST:


               SECRETARY



               By:______________________

ATTEST:

               EMPLOYEE

EXHIBIT 10.26  EMPLOYMENT AGREEMENT OF ANTONIO GARAY DATED OCTOBER 16, 1997

                                               Employment Agreement


     THIS AGREEMENT effective the 16th day of October, 1997 by and between Thermo-Mizer Environmental Corp, a Delaware corporation, and its subsidiaries present or future, with offices at 960 East Hazelwood Avenue, Rahway, NJ 07065 and its subsididries, present and future,(the "Corporation") and Antonio Garay, Rahway NJ 07065 (the "Employee").

                                                    WITNESSETH

     WHEREAS, the Corporation, having been organized for the purpose of engaging in the business of manufacturing, designing, assembling, purchasing and selling a family of products used for clean rooms and electronic assembly desires to employ Employee to devote full time to the business of the Corporation; and

     WHEREAS, Employee, understanding and accepting the conditions of employment set forth herein, desires to be so employed.

     NOW, THEREFORE, in consideration of the promises and the mutual covenants set forth herein, and for other good and valuable consideration, the receipt whereof is hereby duly acknowledged, the parties hereto covenant and agree as follows:

  1. Employment

     Corporation agrees to employ Employee and Employee agrees to be so employed as a full time Employee with no other commercial commitments or responsibilities, in the capacity of President and Chief Operating Officer or for such other duties and services for the Corporation as may be determined and assigned to him from time to time by the Chief Executive Officer or Board of Directors. Employee shall devote his entire employment, knowledge and best skills to the furtherance of the business purposes of the Corporation as shall be entrusted to him under the general rules from time to time promulgated by the Corporation through its Chief Executive Officer. The duties, responsibilities and accountability of the Employee are described in the attached Job Description. The Company from time to time may make minor changes or otherwise adjust the Job Description.

2.  Term

     Employment shall be for a term of three years effective as of October 16, 1997 and terminating on October 16, 2000, unless sooner terminated by the death or permanent disability of Employee or by written notice given by either party as hereinafter provided. The year ending October 16, 1998 is referred to hereafter as "Year 1"; the year ending October 16, 1999 is referred to hereafter as "Year 2"; and the year ending October 16, 2000 is referred to hereafter as "Year 3." This Agreement may be automatically extended for additional one-year periods, with negotiated salary and benefits, unless terminated pursuant to the provisions of Paragraph 3.

3. Termination

     This Agreement and the employment of the Employee may be terminated by either party with or without stated cause. Employee is required to provide the company with 30 days notice of termination and entitled to receive accumulated and unused vacation benefits, sixteen weeks of severance pay, and stock options so vested in accordance with the Stock Option Plan. Upon notice received from the Employee, the Company at its option may ask the Employee to leave immediately without continuation of pay. The Company is required to provide the Employee with 30 days notice of termination, and may ask the Employee to leave immediately with the thirty days pay plus accumulated unused benefits, plus severance pay of thirty nine weeks. The Employee will receive twenty six weeks of severance pay upon termination for cause other than as set forth below. The Employee will receive no severance pay upon termination for cause as set forth below. Termination for cause shall include, but not necessarily be limited to, the following:

     ..Employee's failure to report for work in excess of five days (or repeat absences without acceptable reasons) without appropriate reasons of medical illness causing incapacity, death in the immediate family, or without approval of the CEO;

     ...Employee's final conviction of a felony involving a crime of moral turpitude;

     ..Judgment of the Board of Directors that Employee committed acts that constitute willful fraud on the part of the Employee in connection with his duties under this Agreement, including but not limited to misappropriation or embezzlement in the performance of duties as an Employee of the Company, or willfully engaging in conduct materially injurious to the Company and in violation of the covenants contained in this agreement;

     ...Employee's gross misconduct, including by not limited to the willful failure of Employee either to a) continue to obey lawful written instruction of the Board of Directors after thirty (30) days notice in writing of Employee's failure to do so and the Board of Directors' intention to terminate Employee if such failure is not corrected, or (b) correct any conduct of Employee which constitutes a material breach of this agreement after thirty (30) days notice in writing of Employee's failure to do so and the Board of Directors intention to terminate Employee if such failure is not corrected.

     The Severance pay, as set forth above, will survive this contract and all future contracts. Severance pay at termination will be at the then existing rate of pay. Payment of Severance will be made weekly until such time as the Severance pay as defined above is paid in full.

4.  Board of Directors

     Employee shall at all times discharge his duties in consultation with and under the supervision of the Corporation's Board of Directors, its Committees, and the Chief Executive Officer. In the performance of his duties, Employee shall make his principal office in such place as the Corporation's Board of Directors shall determine. Should the Employee decide not to relocate, severance pay will be granted as if terminated without cause at the convenience of the Corporation under paragraph 3. above.

 5.  Compensation

     Employee's total compensation for employment on a full time basis (which from time to time may include travel, working beyond forty hours in any given week to complete work or special project, and assisting others in other departments without additional compensation) rendered to or on behalf of the Corporation for each fiscal year for which this Agreement is in effect shall be $120,000 plus an increase of 6% the following year and 7% the third year based on company performance. Company performance shall mean that net sales of the Laminaire Corp. in each of those years have met or exceeded positive growth corresponding to those same percentages. Growth less than those percentages shall mean the next year's raise in compensation shall be appropriately prorated. Compensation shall be paid in weekly installments. The Board of Directors may, at its sole discretion, provide additional compensation to Employee based on the operating performance of the Corporation.

     In addition, the Company, in each fiscal year, shall provide stock options to Employee in accordance with the Company's Stock Option Plan. A copy of this plan is attached to this agreement.

     In addition, the company shall authorize the Employee vacation, sick or otherwise personal days, each year accrued at a rate of sixteen hours per month, as accrued for corporate officers.

     In addition, the Employee shall be eligible to participate in the Company's 401K plan when plan requirements have been met.

     In addition, any and all benefits to Laminaire Corporation employees as a group will be granted to the Employee.

6. Expenses

     (A) Reimbursements: The Corporation shall reimburse Employee for all reasonable and necessary expenses incurred in carrying out his duties under this Agreement. Employee shall present to the Corporation within thirty days an itemized account of such expenses in any form required by the Corporation. Such expenses shall be subject to approval by the Chief Executive Officer and to review by the Audit Committee of the Board of Directors.

     (B)  Automobile:   The  Corporation   recognizes  Employee's  need  for  an
automobile allowance for business purposes. The Corporation shall pay such allowance as currently received.

     (C) Disability: In the event any illness or accident renders Employee disabled and unable to carry out all of his duties extending beyond 60 days and certified as disabled by a least two (2) duly licensed and qualified physicians, one (1) approved by the Board of Directors of the Company and one (1) approved by Employee, Corporation's obligations under this Agreement may terminate at a time and in a manner and under such conditions as the Board of Directors may then determine in its own discretion at such time in accordance with state law. The company may chose to provide a disability plan or chose to reimburse Employee for an individual plan. Additionally, the existing disability accruals for all employees will remain in place and are to be paid to the extent of the balance accrued for as long as Employee is disabled.

     (D) Notices: All notices required or permitted to be given under this Agreement shall be given by certified mail, return receipt requested, to the parties at the following addresses or to such other addresses as either may designate in writing to the other party.

     If to Corporation Laminaire Corporation, 960 East Hazelwood Avenue Rahway, NJ 07065

                   If to Employee Antonio Garay, (address above)


7. Certificate of Incorporation and Bylaws

     Employee agrees that the Corporation's articles of incorporation and bylaws, together with all currently effective rules and regulations made thereunder, are hereby included in and made a part of this Agreement. Employee further agrees that all new rules and regulations and all resolutions affecting employees of the Corporation generally shall modify this Agreement as if they had been included in it and had been made a part of it from the date of its execution.

  8. Restrictions

    Employee hereby covenants and agrees that:

     he will not for his personal benefit, make, draw, accept, or endorse any promissory note, bill of exchange, lease, contract, or other obligation for the payment of money or its equivalent by or in the name of the Corporation;

     he will not pledge the credit of the Corporation in any way whatsoever except as he may be authorized to do so by the Corporation's Board of Directors;

and

     any breach of this Article 8 by him shall entitle the Corporation to recover from him any expense in which it may become involved as a result of such prohibited action.

9.   Confidential Matters

     All confidential information relating to the Corporation's business shall be kept confidential by Employee and shall not be disclosed by him except to the extent necessary for performance of his services and obligations as set forth herein and in all such instances Employee will take reasonable steps to safeguard the confidentiality of all such information.

     Employee acknowledges his understanding that in the performance of his duties and obligations hereunder he may obtain knowledge of "confidential information" as hereinafter defined, relating to the business of the Corporation. As used herein, "confidential information" means any information (including, without limitation, any formula, pattern, device, plan, process or compilation of information) which (i) is, or is designed to be, used in the business of the Corporation or results from its research or development activities; (ii) is private or confidential in that it is not generally known or available to the public; and (iii) gives the Corporation an opportunity to obtain an advantage over competitors who do not know or use it.

     Employee shall not, without the prior written consent of the Corporation, either during the term of this Agreement or after any termination thereof:

use or disclose any such confidential information outside the Corporation;

publish any writing with respect thereto; or

     except in the performance of his duties hereunder, remove or aid in the removal of any such confidential information or any property or material relating thereto from the Corporation.

     10. Governing Law

     This Agreement shall be construed and enforced in accordance with the laws of the State of New Jersey.

         11.  Inventions

     Employee shall promptly disclose to the Corporation any and all inventions. improvements, machines, appliances, processes, products, or the like (all of which are referred to herein as "inventions") which Employee may invent, conceive, produce, or reduce to practice, either solely or jointly with others, at any time, in furtherance or in the performance of his duties as set forth in this Agreement.

     Any and all such inventions which in any way relate to the products manufactured, sold, or used by the Corporation, or to any methods, processes, or apparatus used in connection with the production of such goods or materials, or in either case which are or may be or may become capable of use in the business of the Corporation, shall at all times and for all purposes be regarded as acquired and held by Employee in a fiduciary capacity and solely for the benefit of the Corporation.

    With respect to all such inventions, Employee shall:

     treat all information with respect thereto as confidential information within the meaning of and subject to Article 9 of this Agreement;

     keep complete and accurate records thereof which records shall be the property of the Corporation;

     execute any application for letters patent of the United States and of any and all other countries covering such inventions, and give the Corporation, its attorneys and counsel all reasonable and requested assistance in preparing such application;

     from time to time, upon the request and at the expense of the Corporation, but without charge for services beyond the payments herein provided for, execute all assignments or other instruments required to transfer and assign to the Corporation (or as the Corporation may otherwise direct)) all inventions and all patents and applications for patents covering such inventions or otherwise required to protect the rights and interests of the Corporation; testify in any proceedings or litigation as to all such inventions; and

     in case the Corporation shall desire to keep secret any such invention, or shall for any reason decide not to have letters patent applied for thereon, refrain from applying for such letters patent thereon.

     No termination of employment of the Employee by the Corporation or of this Agreement shall release the Employee or his heirs or legal representatives from complying with the foregoing obligations as to such inventions. To that extent, the terms of this Article 11 shall survive this Agreement.

 12. Entire Contract

     This Agreement constitutes the entire understanding and agreement between the Corporation and the Employee with regard to all matters referred to herein. There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto. This Agreement may be amended only in writing signed by both parties.

 13.      Non-Waiver

     A failure by either party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

  14.  Assignment

     This Agreement shall not be assigned by Employee except that any benefits which inure at any time to his estate or personal representative shall be transferable as a matter of right to such entity or entities. The Corporation shall have the right to transfer and assign this Agreement and its rights hereunder in its entirety in its sole discretion and, upon doing so, all of the rights and obligations of the Corporation hereunder shall thereafter inure and apply to its assignees and successors on condition such succeeding entity assumes in writing at the time of any such assignment all the obligations of Corporation hereunder.

 15. Enforceability

     The invalidity or non-enforceability of any provision, term, or condition hereof shall in no way effect the validity or enforceability of any other provision or of this Agreement or of the Agreement in its entirety.

 16. Non-Compete

     In consideration of the stock options and other incentives awarded to me by the company at anytime during employment, and should termination from employment with Thermo-Mizer, or any subsidiary there of, occur for any reason, Employee agrees to refrain, for a period of twelve (12) months, from selling, soliciting or otherwise contacting customers of the Company or its subsidiaries, for the purpose of competing with goods and services provided these customers by the Company. Employee agrees not to divulge to any party or otherwise use trade secrets, pricing policies, costs, designs and any other proprietary or sensitive information accumulated during employment at Thermo-Mizer Environmental Corp or its subsidiaries.

         17.       Headings

     Headings in this Agreement are for the convenience of the parties hereto only and shall not be used to interpret or construe its provisions.

         18.      Counterparts

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original of which together shall constitute one and the same agreement.

         19.      Binding Effect

     The provisions of this Agreement shall be binding upon and inure to the benefit of both parties and their respective successors and assigns.



     IN WITNESS WHEREOF, Corporation has, by its appropriate officers, signed and sealed, and Employee has signed this Agreement.


                                  THERMO-MIZER ENVIRONMENTAL CORPORATION


                           BY: _______________________
ATTEST:

               SECRETARY




               BY: ____________________
EMPLOYEE:

EXHIBIT 10.27  EMPLOYMENT AGREEMENT OF GERALD E. REILLY DATED OCTOBER 16, 1997

                                               Employment Agreement


     THIS AGREEMENT effective the 16th day of October, 1997 by and between Thermo-Mizer Environmental Corp, a Delaware corporation, and its subsidiaries present or future, with offices at 960 East Hazelwood Avenue, Rahway, NJ 07065 and its subsididries, present and future,(the "Corporation") and Gerald E. Reilly, 28 Evergreen Drive, Berkeley Heights, NJ 07922 (the "Employee").

                                                    WITNESSETH

     WHEREAS, the Corporation, having been organized for the purpose of engaging in the business of manufacturing, designing, assembling, purchasing and selling a family of products used for clean rooms and electronic assembly desires to employ Employee to devote full time to the business of the Corporation; and

     WHEREAS, Employee, understanding and accepting the conditions of employment set forth herein, desires to be so employed.

     NOW, THEREFORE, in consideration of the promises and the mutual covenants set forth herein, and for other good and valuable consideration, the receipt whereof is hereby duly acknowledged, the parties hereto covenant and agree as follows:

  1. Employment

     Corporation agrees to employ Employee and Employee agrees to be so employed as a full time Employee with no other commercial commitments or responsibilities, in the capacity of Vice President and Chief Financial Officer or for such other duties and services for the Corporation as may be determined and assigned to him from time to time by the Chief Executive Officer or Board of Directors. Employee shall devote his entire employment, knowledge and best skills to the furtherance of the business purposes of the Corporation as shall be entrusted to him under the general rules from time to time promulgated by the Corporation through its Chief Executive Officer. The duties, responsibilities and accountability of the Employee are described in the attached Job Description. The Company from time to time may make minor changes or otherwise adjust the Job Description.

2.  Term

     Employment shall be for a term of three years effective as of October 16, 1997 and terminating on October 16, 2000, unless sooner terminated by the death or permanent disability of Employee or by written notice given by either party as hereinafter provided. The year ending October 16, 1998 is referred to hereafter as "Year 1"; the year ending October 16, 1999 is referred to hereafter as "Year 2"; and the year ending October 16, 2000 is referred to hereafter as "Year 3." This Agreement may be automatically extended for additional one-year periods, with negotiated salary and benefits, unless terminated pursuant to the provisions of Paragraph 3.

3. Termination

     This Agreement and the employment of the Employee may be terminated by either party with or without stated cause. Employee is required to provide the company with 30 days notice of termination and entitled to receive accumulated and unused vacation benefits, sixteen weeks of severance pay, and stock options so vested in accordance with the Stock Option Plan. Upon notice received from the Employee, the Company at its option may ask the Employee to leave immediately without continuation of pay. The Company is required to provide the Employee with 30 days notice of termination, and may ask the Employee to leave immediately with the thirty days pay plus accumulated unused benefits, plus severance pay of thirty nine weeks. The Employee will receive twenty six weeks of severance pay upon termination for cause other than as set forth below. The Employee will receive no severance pay upon termination for cause as set forth below. Termination for cause shall include, but not necessarily be limited to, the following:

     ..Employee's failure to report for work in excess of five days (or repeat absences without acceptable reasons) without appropriate reasons of medical illness causing incapacity, death in the immediate family, or without approval of the CEO;

     ...Employee's final conviction of a felony involving a crime of moral turpitude;

     ..Judgment of the Board of Directors that Employee committed acts that constitute willful fraud on the part of the Employee in connection with his duties under this Agreement, including but not limited to misappropriation or embezzlement in the performance of duties as an Employee of the Company, or willfully engaging in conduct materially injurious to the Company and in violation of the covenants contained in this agreement;

     ...Employee's gross misconduct, including by not limited to the willful failure of Employee either to a) continue to obey lawful written instruction of the Board of Directors after thirty (30) days notice in writing of Employee's failure to do so and the Board of Directors' intention to terminate Employee if such failure is not corrected, or (b) correct any conduct of Employee which constitutes a material breach of this agreement after thirty (30) days notice in writing of Employee's failure to do so and the Board of Directors intention to terminate Employee if such failure is not corrected.

     The Severance pay, as set forth above, will survive this contract and all future contracts. Severance pay at termination will be at the then existing rate of pay. Payment of Severance will be made weekly until such time as the Severance pay as defined above is paid in full.

4.  Board of Directors

     Employee shall at all times discharge his duties in consultation with and under the supervision of the Corporation's Board of Directors, its Committees, and the Chief Executive Officer. In the performance of his duties, Employee shall make his principal office in such place as the Corporation's Board of Directors shall determine. Should the Employee decide not to relocate, severance pay will be granted as if terminated without cause at the convenience of the Corporation under paragraph 3. above.

 5.  Compensation

     Employee's total compensation for employment on a full time basis (which from time to time may include travel, working beyond forty hours in any given week to complete work or special project, and assisting others in other departments without additional compensation) rendered to or on behalf of the Corporation for each fiscal year for which this Agreement is in effect shall be $110,000 plus an increase of 6% the following year and 7% the third year based on company performance. Company performance shall mean that net sales of the Laminaire Corp. in each of those years have met or exceeded positive growth corresponding to those same percentages. Growth less than those percentages shall mean the next year's raise in compensation shall be appropriately prorated. Compensation shall be paid in weekly installments. The Board of Directors may, at its sole discretion, provide additional compensation to Employee based on the operating performance of the Corporation.

     In addition, the Company, in each fiscal year, shall provide stock options to Employee in accordance with the Company's Stock Option Plan. A copy of this plan is attached to this agreement.

     In addition, the company shall authorize the Employee vacation, sick or otherwise personal days, each year accrued at a rate of sixteen hours per month, as accrued for corporate officers.

     In addition, the Employee shall be eligible to participate in the Company's 401K plan when plan requirements have been met.

     In addition, any and all benefits to Laminaire Corporation employees as a group will be granted to the Employee.

6. Expenses

     (A) Reimbursements: The Corporation shall reimburse Employee for all reasonable and necessary expenses incurred in carrying out his duties under this Agreement. Employee shall present to the Corporation within thirty days an itemized account of such expenses in any form required by the Corporation. Such expenses shall be subject to approval by the Chief Executive Officer and to review by the Audit Committee of the Board of Directors. Certain professional fees, continuing professional education courses, or other requirements to keep Employee's Certified Public Accountant licenses current shall be reimbursed.

     (B)  Automobile:   The  Corporation   recognizes  Employee's  need  for  an
automobile allowance for business purposes. The Corporation shall pay such allowance as currently received.

     (C) Disability: In the event any illness or accident renders Employee disabled and unable to carry out all of his duties extending beyond 60 days and certified as disabled by a least two (2) duly licensed and qualified physicians, one (1) approved by the Board of Directors of the Company and one (1) approved by Employee, Corporation's obligations under this Agreement may terminate at a time and in a manner and under such conditions as the Board of Directors may then determine in its own discretion at such time in accordance with state law. The company may chose to provide a disability plan or chose to reimburse Employee for an individual plan. Additionally, the existing disability accruals for all employees will remain in place and are to be paid to the extent of the balance accrued for as long as Employee is disabled.

     (D) Notices: All notices required or permitted to be given under this Agreement shall be given by certified mail, return receipt requested, to the parties at the following addresses or to such other addresses as either may designate in writing to the other party.

     If to Corporation Laminaire Corporation, 960 East Hazelwood Avenue Rahway, NJ 07065

                   If to Employee Gerald E. Reilly, (address above)

7. Certificate of Incorporation and Bylaws

     Employee agrees that the Corporation's articles of incorporation and bylaws, together with all currently effective rules and regulations made thereunder, are hereby included in and made a part of this Agreement. Employee further agrees that all new rules and regulations and all resolutions affecting employees of the Corporation generally shall modify this Agreement as if they had been included in it and had been made a part of it from the date of its execution.

  8. Restrictions

    Employee hereby covenants and agrees that:

     he will not for his personal benefit, make, draw, accept, or endorse any promissory note, bill of exchange, lease, contract, or other obligation for the payment of money or its equivalent by or in the name of the Corporation;

     he will not pledge the credit of the Corporation in any way whatsoever except as he may be authorized to do so by the Corporation's Board of Directors; and

     any breach of this Article 8 by him shall entitle the Corporation to recover from him any expense in which it may become involved as a result of such prohibited action.

9.   Confidential Matters

     All confidential information relating to the Corporation's business shall be kept confidential by Employee and shall not be disclosed by him except to the extent necessary for performance of his services and obligations as set forth herein and in all such instances Employee will take reasonable steps to safeguard the confidentiality of all such information.

     Employee acknowledges his understanding that in the performance of his duties and obligations hereunder he may obtain knowledge of "confidential information" as hereinafter defined, relating to the business of the Corporation. As used herein, "confidential information" means any information (including, without limitation, any formula, pattern, device, plan, process or compilation of information) which (i) is, or is designed to be, used in the business of the Corporation or results from its research or development activities; (ii) is private or confidential in that it is not generally known or available to the public; and (iii) gives the Corporation an opportunity to obtain an advantage over competitors who do not know or use it.

     Employee shall not, without the prior written consent of the Corporation, either during the term of this Agreement or after any termination thereof:

use or disclose any such confidential information outside the Corporation;

publish any writing with respect thereto; or

     except in the performance of his duties hereunder, remove or aid in the removal of any such confidential information or any property or material relating thereto from the Corporation.

     10. Governing Law

     This Agreement shall be construed and enforced in accordance with the laws of the State of New Jersey.

         11.  Inventions

     Employee shall promptly disclose to the Corporation any and all inventions. improvements, machines, appliances, processes, products, or the like (all of which are referred to herein as "inventions") which Employee may invent, conceive, produce, or reduce to practice, either solely or jointly with others, at any time, in furtherance or in the performance of his duties as set forth in this Agreement.

     Any and all such inventions which in any way relate to the products manufactured, sold, or used by the Corporation, or to any methods, processes, or apparatus used in connection with the production of such goods or materials, or in either case which are or may be or may become capable of use in the business of the Corporation, shall at all times and for all purposes be regarded as acquired and held by Employee in a fiduciary capacity and solely for the benefit of the Corporation.

    With respect to all such inventions, Employee shall:

     treat all information with respect thereto as confidential information within the meaning of and subject to Article 9 of this Agreement;

     keep complete and accurate records thereof which records shall be the property of the Corporation;

     execute any application for letters patent of the United States and of any and all other countries covering such inventions, and give the Corporation, its attorneys and counsel all reasonable and requested assistance in preparing such application;

     from time to time, upon the request and at the expense of the Corporation, but without charge for services beyond the payments herein provided for, execute all assignments or other instruments required to transfer and assign to the Corporation (or as the Corporation may otherwise direct)) all inventions and all patents and applications for patents covering such inventions or otherwise required to protect the rights and interests of the Corporation;

testify in any proceedings or litigation as to all such inventions; and

     in case the Corporation shall desire to keep secret any such invention, or shall for any reason decide not to have letters patent applied for thereon, refrain from applying for such letters patent thereon.

     No termination of employment of the Employee by the Corporation or of this Agreement shall release the Employee or his heirs or legal representatives from complying with the foregoing obligations as to such inventions. To that extent, the terms of this Article 11 shall survive this Agreement.

 12. Entire Contract

     This Agreement constitutes the entire understanding and agreement between the Corporation and the Employee with regard to all matters referred to herein. There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto. This Agreement may be amended only in writing signed by both parties.

 13.      Non-Waiver

     A failure by either party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

  14.  Assignment

     This Agreement shall not be assigned by Employee except that any benefits which inure at any time to his estate or personal representative shall be transferable as a matter of right to such entity or entities. The Corporation shall have the right to transfer and assign this Agreement and its rights hereunder in its entirety in its sole discretion and, upon doing so, all of the rights and obligations of the Corporation hereunder shall thereafter inure and apply to its assignees and successors on condition such succeeding entity assumes in writing at the time of any such assignment all the obligations of Corporation hereunder.

 15. Enforceability

     The invalidity or non-enforceability of any provision, term, or condition hereof shall in no way effect the validity or enforceability of any other provision or of this Agreement or of the Agreement in its entirety.

 16. Non-Compete

     In consideration of the stock options and other incentives awarded to me by the company at anytime during employment, and should termination from employment with Thermo-Mizer, or any subsidiary there of, occur for any reason, Employee agrees to refrain, for a period of twelve (12) months, from selling, soliciting or otherwise contacting customers of the Company or its subsidiaries, for the purpose of competing with goods and services provided these customers by the Company. Employee agrees not to divulge to any party or otherwise use trade secrets, pricing policies, costs, designs and any other proprietary or sensitive information accumulated during employment at Thermo-Mizer Environmental Corp or its subsidiaries.

         17.       Headings

     Headings in this Agreement are for the convenience of the parties hereto only and shall not be used to interpret or construe its provisions.

         18.      Counterparts

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original of which together shall constitute one and the same agreement.

         19.      Binding Effect

     The provisions of this Agreement shall be binding upon and inure to the benefit of both parties and their respective successors and assigns.



     IN WITNESS WHEREOF, Corporation has, by its appropriate officers, signed and sealed, and Employee has signed this Agreement.


                                   THERMO-MIZER ENVIRONMENTAL CORPORATION


                                   BY: _______________________
ATTEST:

               SECRETARY




               BY: ____________________
EMPLOYEE:

EXHIBIT 10.28  EMPLOYMENT AGREEMENT OF ETTA MONTELEONE DATED OCTOBER 16, 1997

                                               Employment Agreement


     THIS AGREEMENT effective the 16th day of October, 1997 by and between Thermo-Mizer Environmental Corp, a Delaware corporation, and its subsidiaries present or future, with offices at 960 East Hazelwood Avenue, Rahway, NJ 07065 and its subsididries, present and future,(the "Corporation") and Etta Monteleone, 1 Dunster St., Carteret, NJ 07008 the "Employee").

                                                    WITNESSETH

     WHEREAS, the Corporation, having been organized for the purpose of engaging in the business of manufacturing, designing, assembling, purchasing and selling a family of products used for clean rooms and electronic assembly desires to employ Employee to devote full time to the business of the Corporation; and

     WHEREAS, Employee, understanding and accepting the conditions of employment set forth herein, desires to be so employed.

     NOW, THEREFORE, in consideration of the promises and the mutual covenants set forth herein, and for other good and valuable consideration, the receipt whereof is hereby duly acknowledged, the parties hereto covenant and agree as follows:

  1. Employment

     Corporation agrees to employ Employee and Employee agrees to be so employed as a full time Employee with no other commercial commitments or responsibilities, in the capacity of Administrative Manager or for such other duties and services for the Corporation as may be determined and assigned to her from time to time by the Chief Executive Officer or Board of Directors. Employee shall devote her entire employment, knowledge and best skills to the furtherance of the business purposes of the Corporation as shall be entrusted to her under the general rules from time to time promulgated by the Corporation through its Chief Executive Officer. The duties, responsibilities and accountability of the Employee are described in the attached Job Description. The Company from time to time may make minor changes or otherwise adjust the Job Description.

2.  Term

     Employment shall be for a term of three years effective as of October 16, 1997 and terminating on October 16, 2000, unless sooner terminated by the death or permanent disability of Employee or by written notice given by either party as hereinafter provided. The year ending October 16, 1998 is referred to hereafter as "Year 1"; the year ending October 16, 1999 is referred to hereafter as "Year 2"; and the year ending October 16, 2000 is referred to hereafter as "Year 3." This Agreement may be automatically extended for additional one-year periods, with negotiated salary and benefits, unless terminated pursuant to the provisions of Paragraph 3.

3. Termination

     This Agreement and the employment of the Employee may be terminated by either party with or without stated cause. Employee is required to provide the company with 30 days notice of termination and entitled to receive accumulated and unused vacation benefits, thirteen weeks of severance pay, and stock options so vested in accordance with the Stock Option Plan. Upon notice received from the Employee, the Company at its option may ask the Employee to leave immediately without continuation of pay. The Company is required to provide the Employee with 30 days notice of termination, and may ask the Employee to leave immediately with the thirty days pay plus accumulated unused benefits, plus severance pay of twenty six weeks. The Employee will receive nineteen weeks of severance pay upon termination for cause other than as set forth below. The Employee will receive no severance pay upon termination for cause as set forth below. Termination for cause shall include, but not necessarily be limited to, the following:

     ..Employee's failure to report for work in excess of five days (or repeat absences without acceptable reasons) without appropriate reasons of medical illness causing incapacity, death in the immediate family, or without approval of the CEO;

     ...Employee's final conviction of a felony involving a crime of moral turpitude;

     ..Judgment of the Board of Directors that Employee committed acts that constitute willful fraud on the part of the Employee in connection with her duties under this Agreement, including but not limited to misappropriation or embezzlement in the performance of duties as an Employee of the Company, or willfully engaging in conduct materially injurious to the Company and in violation of the covenants contained in this agreement;

     ...Employee's gross misconduct, including by not limited to the willful failure of Employee either to a) continue to obey lawful written instruction of the Board of Directors after thirty (30) days notice in writing of Employee's failure to do so and the Board of Directors' intention to terminate Employee if such failure is not corrected, or (b) correct any conduct of Employee which constitutes a material breach of this agreement after thirty (30) days notice in writing of Employee's failure to do so and the Board of Directors intention to terminate Employee if such failure is not corrected.

     The Severance pay, as set forth above, will survive this contract and all future contracts. Severance pay at termination will be at the then existing rate of pay. Payment of Severance will be made weekly until such time as the Severance pay as defined above is paid in full.


4.  Board of Directors

     Employee shall at all times discharge her duties in consultation with and under the supervision of the Corporation's Board of Directors, its Committees, and the Chief Executive Officer. In the performance of her duties, Employee shall make her principal office in such place as the Corporation's Board of Directors shall determine. Should the Employee decide not to relocate, severance pay will be granted as if terminated without cause at the convenience of the Corporation under paragraph 3. above.

 5.  Compensation

     Employee's total compensation for employment on a full time basis (which from time to time may include travel, working beyond forty hours in any given week to complete work or special project, and assisting others in other departments without additional compensation) rendered to or on behalf of the Corporation for each fiscal year for which this Agreement is in effect shall be $95,000 plus an increase of 6% the following year and 7% the third year based on company performance. Company performance shall mean that net sales of the Laminaire Corp. in each of those years have met or exceeded positive growth corresponding to those same percentages. Growth less than those percentages shall mean the next year's raise in compensation shall be appropriately prorated. Compensation shall be paid in weekly installments. The Board of Directors may, at its sole discretion, provide additional compensation to Employee based on the operating performance of the Corporation.

     In addition, the Company, in each fiscal year, shall provide stock options to Employee in accordance with the Company's Stock Option Plan. A copy of this plan is attached to this agreement.

     In addition, the company shall authorize the Employee vacation, sick or otherwise personal days, each year accrued at a rate of fourteen hours per month, as accrued for senion management.

     In addition, the Employee shall be eligible to participate in the Company's 401K plan when plan requirements have been met.

     In addition, any and all benefits to Laminaire Corporation employees as a group will be granted to the Employee.

6. Expenses

     (A) Reimbursements: The Corporation shall reimburse Employee for all reasonable and necessary expenses incurred in carrying out her duties under this Agreement. Employee shall present to the Corporation within thirty days an itemized account of such expenses in any form required by the Corporation. Such expenses shall be subject to approval by the Chief Executive Officer and to review by the Audit Committee of the Board of Directors.

     (B)  Automobile:   The  Corporation   recognizes  Employee's  need  for  an
automobile allowance for business purposes. The Corporation shall pay such allowance as currently received.

     (C) Disability: In the event any illness or accident renders Employee disabled and unable to carry out all of her duties extending beyond 60 days and certified as disabled by a least two (2) duly licensed and qualified physicians, one (1) approved by the Board of Directors of the Company and one (1) approved by Employee, Corporation's obligations under this Agreement may terminate at a time and in a manner and under such conditions as the Board of Directors may then determine in its own discretion at such time in accordance with state law. The company may chose to provide a disability plan or chose to reimburse Employee for an individual plan. Additionally, the existing disability accruals for all employees will remain in place and are to be paid to the extent of the balance accrued for as long as Employee is disabled.

     (D) Notices: All notices required or permitted to be given under this Agreement shall be given by certified mail, return receipt requested, to the parties at the following addresses or to such other addresses as either may designate in writing to the other party.

     If to Corporation Laminaire Corporation, 960 East Hazelwood Avenue Rahway, NJ 07065

                   If to Employee Etta Monteleone, (address above)


7. Certificate of Incorporation and Bylaws

     Employee agrees that the Corporation's articles of incorporation and bylaws, together with all currently effective rules and regulations made thereunder, are hereby included in and made a part of this Agreement. Employee further agrees that all new rules and regulations and all resolutions affecting employees of the Corporation generally shall modify this Agreement as if they had been included in it and had been made a part of it from the date of its execution.

  8. Restrictions

    Employee hereby covenants and agrees that:

     she will not for her personal benefit, make, draw, accept, or endorse any promissory note, bill of exchange, lease, contract, or other obligation for the payment of money or its equivalent by or in the name of the Corporation;

     she will not pledge the credit of the Corporation in any way whatsoever except as she may be authorized to do so by the Corporation's Board of Directors; and

     any breach of this Article 8 by her shall entitle the Corporation to recover from her any expense in which it may become involved as a result of such prohibited action.


9.   Confidential Matters

     All confidential information relating to the Corporation's business shall be kept confidential by Employee and shall not be disclosed by her except to the extent necessary for performance of her services and obligations as set forth herein and in all such instances Employee will take reasonable steps to safeguard the confidentiality of all such information.

     Employee acknowledges her understanding that in the performance of her duties and obligations hereunder she may obtain knowledge of "confidential information" as hereinafter defined, relating to the business of the Corporation. As used herein, "confidential information" means any information (including, without limitation, any formula, pattern, device, plan, process or compilation of information) which (i) is, or is designed to be, used in the business of the Corporation or results from its research or development activities; (ii) is private or confidential in that it is not generally known or available to the public; and (iii) gives the Corporation an opportunity to obtain an advantage over competitors who do not know or use it.

     Employee shall not, without the prior written consent of the Corporation, either during the term of this Agreement or after any termination thereof:

use or disclose any such confidential information outside the Corporation;

publish any writing with respect thereto; or

     except in the performance of her duties hereunder, remove or aid in the removal of any such confidential information or any property or material relating thereto from the Corporation.

     10. Governing Law

     This Agreement shall be construed and enforced in accordance with the laws of the State of New Jersey.

         11.  Inventions

     Employee shall promptly disclose to the Corporation any and all inventions. improvements, machines, appliances, processes, products, or the like (all of which are referred to herein as "inventions") which Employee may invent, conceive, produce, or reduce to practice, either solely or jointly with others, at any time, in furtherance or in the performance of her duties as set forth in this Agreement.

     Any and all such inventions which in any way relate to the products manufactured, sold, or used by the Corporation, or to any methods, processes, or apparatus used in connection with the production of such goods or materials, or in either case which are or may be or may become capable of use in the business of the Corporation, shall at all times and for all purposes be regarded as acquired and held by Employee in a fiduciary capacity and solely for the benefit of the Corporation.

    With respect to all such inventions, Employee shall:

     treat all information with respect thereto as confidential information within the meaning of and subject to Article 9 of this Agreement;

     keep complete and accurate records thereof which records shall be the property of the Corporation;

     execute any application for letters patent of the United States and of any and all other countries covering such inventions, and give the Corporation, its attorneys and counsel all reasonable and requested assistance in preparing such application;

     from time to time, upon the request and at the expense of the Corporation, but without charge for services beyond the payments herein provided for, execute all assignments or other instruments required to transfer and assign to the Corporation (or as the Corporation may otherwise direct)) all inventions and all patents and applications for patents covering such inventions or otherwise required to protect the rights and interests of the Corporation;

testify in any proceedings or litigation as to all such inventions; and

     in case the Corporation shall desire to keep secret any such invention, or shall for any reason decide not to have letters patent applied for thereon, refrain from applying for such letters patent thereon.

     No termination of employment of the Employee by the Corporation or of this Agreement shall release the Employee or her heirs or legal representatives from complying with the foregoing obligations as to such inventions. To that extent, the terms of this Article 11 shall survive this Agreement.

 12. Entire Contract

     This Agreement constitutes the entire understanding and agreement between the Corporation and the Employee with regard to all matters referred to herein. There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto. This Agreement may be amended only in writing signed by both parties.

 13.      Non-Waiver

     A failure by either party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

  14.  Assignment

     This Agreement shall not be assigned by Employee except that any benefits which inure at any time to her estate or personal representative shall be transferable as a matter of right to such entity or entities. The Corporation shall have the right to transfer and assign this Agreement and its rights hereunder in its entirety in its sole discretion and, upon doing so, all of the rights and obligations of the Corporation hereunder shall thereafter inure and apply to its assignees and successors on condition such succeeding entity assumes in writing at the time of any such assignment all the obligations of Corporation hereunder.

 15. Enforceability

     The invalidity or non-enforceability of any provision, term, or condition hereof shall in no way effect the validity or enforceability of any other provision or of this Agreement or of the Agreement in its entirety.

 16. Non-Compete

     In consideration of the stock options and other incentives awarded to me by the company at anytime during employment, and should termination from employment with Thermo-Mizer, or any subsidiary there of, occur for any reason, Employee agrees to refrain, for a period of twelve (12) months, from selling, soliciting or otherwise contacting customers of the Company or its subsidiaries, for the purpose of competing with goods and services provided these customers by the Company. Employee agrees not to divulge to any party or otherwise use trade secrets, pricing policies, costs, designs and any other proprietary or sensitive information accumulated during employment at Thermo-Mizer Environmental Corp or its subsidiaries.

         17.       Headings

     Headings in this Agreement are for the convenience of the parties hereto only and shall not be used to interpret or construe its provisions.

         18.      Counterparts

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original of which together shall constitute one and the same agreement.

         19.      Binding Effect

     The provisions of this Agreement shall be binding upon and inure to the benefit of both parties and their respective successors and assigns.



     IN WITNESS WHEREOF, Corporation has, by its appropriate officers, signed and sealed, and Employee has signed this Agreement.


                                THERMO-MIZER ENVIRONMENTAL CORPORATION


                           BY: _______________________
ATTEST:

               SECRETARY




               BY: ____________________
EMPLOYEE:

EXHIBIT 10.29  FORM OF 5%CONVERTIBLE DEBENTURE ISSUED BY THE COMPANY ON OCTOBER
`              16, 1997 IN AGGREGARTE PRINCIPAL AMOUNT OF $300,000

                                                     DEBENTURE

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED IN REGULATION S UNDER THE ACT) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE ACT) EXCEPT PURSUANT TO REGISTRATION UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS.

         THE CONVERTIBLE DEBENTURES OF THERMO-MIZER ENVIRONMENTAL CORP. (THE "COMPANY:") REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO REGULATION S, PROMULGATED UNDER THE ACT, AND HAVE NOT BEEN REGISTERED UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES MAY NOT BE OFFERED OR SOLD WITHIN ;THE UNITED STATES OR TO OR FOR THE ACCOUNT OF A "U.S. PERSON" (AS THAT TERM IS DEFINED IN REGULATION S) DURING THE PERIOD COMMENCING ON THE SALE OF THESE SECURITIES AND ENDING ON THE FORTIETH (40TH) DAY FOLLOWING COMPLETION OF THE REGULATION S OFFERING OF THE COMPANY PURSUANT TO WHICH THESE
         SHARES HAVE BEEN ISSUED, WHICH DAY IS NOVEMBER 25, 1997 (THE "RESTRICTED PERIOD"). THE CONVERTIBLE DEBENTURES REPRESENTED BY THIS CERTIFICATE MAY FIRST BE CONVERTED INTO COMMON STOCK OF THE COMPANY ON NOVEMBER 26, 1997. THE COMPANY WILL NOTIFY THE TRANSFER AGENT OF THE DATE OF COMPLETION OF SUCH OFFERING AND OF THE EXPIRATION OF SUCH RESTRICTED PERIOD.


No.  OCT-1                                                    US $

                                         THERMO-MIZER ENVIRONMENTAL CORP.

                               5% CONVERTIBLE DEBENTURE DUE OCTOBER 16, 2000

         THIS DEBENTURE is one of a duly authorized issue of Debentures of Thermo-Mizer Environmental Corp., a corporation duly organized and existing under the laws of Delaware (the "Company") designated as its 5% Convertible Debenture Due October 16, 2000, in an aggregate principal amount not exceeding Two Million Seven Hundred Fifty Thousand Dollars (U.S. $2,750,000).

     FOR VALUE RECEIVED, the Company promises to pay to___________________,. the registered holder hereof and its successors and assigns (the "Holder"), the principal sum of Fifty Thousand
                                                         1

Dollars (US $50,000) on (three years from the date hereof) (the "Maturity Date"), and to pay interest on the principal sum outstanding, at the rate of 5% per annum due and payable quarterly in arrears. Accrual of interest shall commence on the date hereof and shall continue until payment in full of the outstanding principal sum has been made or duly provided for. The interest so payable will be paid to the person in whose name this Debenture (or one or more predecessor Debentures) is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register"); provided, however, that the Company's obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the Offshore Securities Subscription Agreement dated as of October 16, 1997 between the Company and the Holder (the "Subscription Agreement"). The principal of, and interest on, this Debenture are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder hereof from time to time. The Company will pay the outstanding principal of and all accrued and unpaid interest due upon this Debenture on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder of this Debenture as of the tenth (10th) day prior to the Maturity Date and addressed to such Holder at the last address appearing on the Debenture Register. The forwarding of such check shall constitute a payment of outstanding principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such check plus any amounts so deducted.

         This Debenture is subject to the following additional provisions:

         1. The Debentures are issuable in denominations of Fifty Thousand Dollars (US$50,000) and integral multiples thereof. The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holders surrendering the same but not less than U.S. $25,000. No service charge will be made for such registration or transfer or exchange.

         2. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax or other applicable laws at the time of such payments.

         3. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged in the U.S. only in compliance with the Securities Act of 1933, as amended (the "Act") and applicable state securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary. Any holder of this Debenture, electing to n exercise the right of conversion set forth in Section 4(a) hereof, in addition to the requirements set forth in Section 4(a), is also required to give the Company (i) written confirmation that it is not a U.S. Person and the

Debenture is not being converted on behalf of a U.S. Person ("Notice of Conversion") or (ii) an opinion of U.S. counsel to the effect that the Debenture and shares of common stock issuable upon conversion thereof have been registered under the 1933 Act or are exempt from such registration. In the event , either
(i) Notice of Conversion, or (ii) an opinion of counsel is not provided, the Holder hereof will not be entitled to exercise the right to convert the Debentures pursuant to Section 4(a) herein.

         4. (a) The Holder of this Debenture is entitled, at its option, at any time commencing 41 days after issue hereof to convert any or all of the original principal amount of this Debenture into shares of common stock, $0.01 par value per share, of the Company (the "Common Stock"), at a conversion price for each share of Common Stock equal to Seventy Percent (70%) of the Market Price (as defined below) of the Company's Common Stock. For purposes of this Section 4(a), the "Market Price" shall be the lower of (a) the average closing bid price of the Common Stock for the five (5) business days immediately preceding the conversion date or (b) the average of the closing bid price of the Common Stock for the five (5) business days immediately preceding the date of Subscription by the Holder as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). Such conversion shall be effectuated by surrendering the Debentures to be converted (with a copy, by facsimile or courier, to the Company) to the Company with the form of conversion notice attached hereto as Exhibit I, executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as above provided) hereof, and accompanied by proper assignment hereof in blank. Accrued but unpaid interest shall be subject to conversion. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share, with the fraction paid in cash at the discretion of the Company. The date on which notice of conversion is given shall be deemed to be the date on which the Holder has delivered this Debenture, with the conversion notice duly executed, to the Company or, if earlier, the date set forth in such notice of conversion if the Debenture is received by the Company within five (5) business days thereafter.

     Delivery of the shares of Common Stock shall be made to the Holder within 5 business days of receipt of Notice of Conversion provided that the Holder has submitted all necessary documents duly executed and in proper form required for conversion.



                  (b) Notwithstanding the provisions of paragraph 4(a) hereof including, but not limited to the prior delivery of the conversion notice referred to therein, the Company is entitled, at its option, by written notice to the Holder to redeem part or all of the Debentures 45 days after issue hereof to the e x tent that conversion of any of the Debentures would result in the issuance by the Company of common shares in excess of 19.99% of the total issued common shares to any single holder of Debentures or "group" of holders (as such term is used in Section 13 of the Securities Exchange Act of 1934) by paying to the Holder thereof an amount equal to the product of (i) the Market Price, and
(ii) the higher number of shares of Common Stock that would be issuable for such Debentures pursuant to the calculations in paragraph 4(a). Such payment shall include accrued interest to such date, and shall be less any amounts required by law to be deducted or withheld. Such payment shall be made by delivering immediately available funds in United States Dollars by wire transfer to the Holder, or if no wiring instructions have been provided to the Company, by cashier's or certified check to the last address of Holder appearing on the Debenture Register, within 30 days of the date of the Company's notice to the holder of the Company's intention to redeem all or part of the Debentures. The wiring of such funds or the forwarding of such check shall constitute a payment of principal and interest hereunder and shall automatically satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such wire or check plus any amount so deducted.

         5. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin currency, herein prescribed.

         6. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

         7. The Company agrees to pay all costs and expenses, including reasonable attorneys' fees, which may be incurred by the Holder in collecting any amount due under this Debenture.

         8. If one or more of the following described "Events of Default" shall occur:

     (a) The Company shall default in the payment of principal or interest on this Debenture; or


     (b) Any of the representations or warranties made by the Company herein, in the Subscription Agreement, or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Debenture or the Subscription Agreement shall be false or misleading in any material respect at the time made; or


     (c) The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Debenture and such failure shall continue uncured for a period of seven (7) days after notice from the Holder of such failure; or


     (d) The Company shall (1) become insolvent; (2) admit in writing its liability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (4) apply for or 4 consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business, or


     (e) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within thirty (30) days after such appointment; or


     (f) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within thirty (30) days thereafter; or


     (g) Any money judgment, writ or warrant of attachment, or similar process in excess of One Hundred Thousand ($100,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen
(15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or


     (h) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within thirty (30) days after such instruction of the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or


     (i) The Company's Common Stock is no longer listed on Nasdaq Smallcap.


Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

         9. This Debenture represents a general unsecured obligation of the Company. No recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         10. The Holder of this Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Shares of Common Stock issuable upon exercise thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky law or similar laws relating to the sale of securities.

         11. As set forth herein, the Company shall use all reasonable efforts to issue and deliver, within five (5) business days after the Holder has fulfilled all conditions and submitted all necessary documents duly executed and in proper form required for conversion (the "Deadline"), to the Escrow Agent, such number of common shares issued free of a restrictive legend as Holder is entitled subject to such conversion notice submitted pursuant to calculations derived from the formula outlined in Paragraph 4(a) of the Form of Debenture.

                  The Company understands that a delay in the issuance of the Shares of Common Stock beyond the Deadline could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay as liquidated damages to the Holder for late issuance of Shares upon conversion in accordance with the following schedule (where "No Business Days Late" is defined as the number of business days beyond five (5) business days) from the date of receipt by the Company or Escrow Agent of a Notice of Conversion of all necessary documentation duly executed and in proper form required for conversion, including the original Debenture to be converted, all in accordance with the debenture and Subscription Agreement.

No. Business Days Late:                          Liquidated Damages per $100,000
--------------------------------------------------------------------------------

1                                                    $500.00

2                                                    $1,000.00

3                                                    $1,500.00

4                                                    $2,000.00

No. Business Days Late:                          Liquidated Damages per $100,000
--------------------------------------------------------------------------------

5                                                    $2,500.00

6                                                    $3,000.00

7                                                    $3,500.00

8                                                    $4,000.00

9                                                    $4,500.00

10                                                   $5,000.00

11                                                   $5,000.00 plus $1,000 each
                                                      Business Day Late
                                                      Beyond 10 Days

                  The Company shall pay the Holder any liquidated damages incurred under this Section by check upon the earlier to occur of (i) issuance of the Shares to the Holder or (ii) each monthly anniversary of the receipt by the Company of such Holder's Notice of Conversion.

                  Notwithstanding the foregoing, nothing herein shall limit the Holder's right to pursue actual damages for the Company's failure to issue and deliver shares of Common Stock to the Holder in accordance with the terms of the Debenture.

         12. In case any provision of this Debenture is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Debenture will not in any way be affected or impaired thereby.

         13. This Debenture and the agreements referred to in this Debenture constitute the full and entire understanding and agreement between the Company and the Holder with respect to the subject hereof. Neither this Debenture nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

         14. This Debenture shall be governed by and construed in accordance with the laws of New Jersey.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.


Dated:


                                       THERMO-MIZER ENVIRONMENTAL CORP.


                                       By:

                                     Title:

                                                     EXHIBIT I

                                               NOTICE OF CONVERSION

     (To be Executed by the Registered Holder in order to Convert the Debenture)


     The undersigned hereby irrevocably elects to convert $_____________ of the above Debenture No. ___ into Shares of Common Stock of Thermo-Mizer Environmental Corp. (the "Company") according to the conditions set forth in such Debenture, as of the date written below.


     The undersigned represents that it is not a U.S. Person as defined in Regulation S promulgated under the Securities Act of 1933, as amended, and is not converting the Debenture on behalf of any U.S. Person and the representations contained int he Subscription Agreement are true.

Date of Conversion 1

Applicable Conversion Price

Signature
                                     [Name]

Address:











thermomi\regs\debentur41.14

--------
1 This original Debenture and Notice of Conversion must be received by the Company by the fifth business date following the Date of Conversion.

EXHIBIT 10.30 CONVERTIBLE NOTE PURCHASE AGREEMENT BETWEEN THE COMPANY AND
              NORWOOD VENTURE CORP. DATED OCTOBER 16, 1997, WITH FORM OF CONVERTIBLE PROMISSORY NOTE EXECUTEDD BY THE COMPANY IN FAVOR OF NORWOOD VENTURE CORP. DATED OCTOBER 16, 1997

CONVERTIBLE NOTE PURCHASE AGREEMENT


         Section 1. Purchase and Sale of Note. On the date hereof, Norwood Venture Corp. ("NVC") agrees to purchase from Thermo-Mizer Environmental Corp., a Delaware corporation (the "Company"), and the Company agrees to sell to NVC, for $500,000, the Company's 12% Convertible Note due November 1, 2002 in the principal amount of $500,000 (the "Note"). The Note is to be secured by (a) the pledge of certain Collateral described in a General Security Agreement (the "Company Security Agreement") executed by the Company in favor of NVC and (b) the Guaranty (the "Guaranty") of Laminaire Corporation, a New Jersey corporation all of the outstanding capital stock of which is owned by the Company. The Guaranty is to be secured by the pledge of certain Collateral described in a General Security Agreement (the "Laminaire Security Agreement"; the Company Security Agreement and the Laminaire Security Agreement being hereinafter referred to collectively as the "Security Agreements") executed by Laminaire in favor of NVC. The form of the Note is attached hereto as Exhibit A. The purchase and sale of the Note is subject to the agreements, and based on the representations and warranties, set forth in this Agreement.


     Section 2. Representations. The Company represents and warrants as follows:

         (a) Each of the Company and Laminaire is a corporation duly organized, validly existing in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted, to execute, deliver and perform its obligations under the Closing Documents (defined below) executed by and to carry out the transactions contemplated by the Closing Documents (the "Transactions"). In this Agreement, "Closing Documents" means this Agreement, the Note, the Guaranty, the General Security Agreements and the UCC-1 financing statements (the "Financing Statements") being executed by the Company and/or Laminaire in favor of NVC.

         (b) The execution, delivery and performance by the Company and Laminaire of the Closing Documents executed by the Company and Laminaire respectively have been duly authorized by the Company and Laminaire, do not necessitate the obtaining of any consent, the making of any filing (except the filing of the Financing Statements and the filing contemplated by Section 8 of this Agreement) or the satisfaction of any similar requirement and will not contravene the certificate of incorporation or by-laws of the Company or Laminaire (true copies of which have been furnished to NVC), or any permit, agreement, instrument, law, regulation or court determination affecting the Company or Laminaire or create any encumbrance on the Company's or Laminaire's assets which does not secure the obligations of the Company on the Note or the obligations of Laminaire under the Guaranty.

         (c) The Closing Documents are the Company's and Laminaire's respective legal, valid and binding obligations enforceable in accordance with their terms.

         (d) There are no pending or threatened investigations or legal proceedings which question the Transactions or which would, if adversely determined, have a material adverse effect on the Company or any entity which the Company directly or indirectly controls (any entity now or hereafter so controlled being hereinafter referred to as a "Subsidiary").

         (e) The Company has duly reserved for issuance to NVC the shares of its $.001 par value Common Stock ("Common Stock") into which the Note is convertible and any such shares issued on such conversion will, on issuance, be fully paid and non-assessable.

         (f) On the date hereof and after the purchase of the Note, no event has or will have occurred which with the giving of notice or lapse of time or both would constitute one or more of the events specified in Section 5 (a "Default").

         (g) On or before the date hereof, pursuant to the terms of documents (the "Laminaire and Financing Documents") submitted to NVC herewith and listed on Exhibit B, (i) the Company has acquired all the outstanding capital stock of Laminaire and (ii) received not less than $2,000,000 from the issuance during the months of August, 1997, September, 1997 and October, 1997 of notes convertible to shares of its Common Stock (the "Other Notes").

         (h) Except for the Transactions and as set forth in the Laminaire and Financing Documents, (i) no event has occurred and no circumstance exists which the Company is required on the date hereof, or which the Company will be required hereafter with the lapse of time, to disclose in filings required to be made with the Securities and Exchange Commission (the "SEC"), other than events or circumstances which the Company has already disclosed in such filings (true copies of which have been given by the Company to NVC) and the financial information which will be filed with the SEC promptly after the execution of this Agreement in substantially the form submitted to NVC herewith and (ii) since March 31, 1997, (A) nothing has occurred or failed to occur which occurrence or failure has, or can reasonably be anticipated to have, a material adverse effect upon the condition, assets or prospects of the Company or its Subsidiaries (together, the Company's "Financial Condition") except for losses in the ordinary course of business and (B) neither the Company nor any Subsidiary has incurred any indebtedness for borrowed money other than the Other Notes or the indebtedness to Garay LLC described in the Laminaire and Financing Documents or $200,000 borrowed from Frank Pinella.


         Section 3. Affirmative Covenants. The Company will:

         (a) Comply with all laws, regulations, court determinations and permits, and comply with the terms of all agreements, the failure to comply with which could have a material adverse effect on the Company or its Financial Condition.

         (b) Maintain a system of accounting and keep such books and records as shall be necessary to provide (a) the financial statements which the Company is, on the date hereof, required to provide pursuant to Federal securities laws and
(b) the financial statements required
by this Agreement. The Company shall provide NVC with such financial statements whether or not the Company continues to be required to furnish such statements pursuant to Federal securities laws.

         (c) Use the proceeds from the sale of the Note to NVC for the partial payment of the purchase price of all the outstanding capital stock of Laminaire, the repayment of outstanding indebtedness of Laminaire to CoreStates Bank, the working capital of the Company and Laminaire and to pay, on the date hereof, (a) the reasonable fees of NVC's counsel (in the amount of $10,000) for the negotiation and preparation of the Closing Documents and (b) the $50,000 fee which is payable by the Company to Monetary Advancement International Inc. ("MAI") for arranging the purchase and sale of the Note. The Company authorizes NVC, and NVC agrees, to withhold $60,000 of the purchase price and to pay such fees directly to NVC's counsel and MAI from the amount so withheld.

         (d) Maintain such insurance as is required by law, as is customary for companies engaged in similar businesses or as may be reasonably requested by NVC.

         (e) Provide (i) prompt written notice of any Default and (ii) promptly, such other information concerning its business as NVC shall reasonably request.

         (f) Permit NVC or its representatives to (i) visit and inspect any properties in which the Company might have an interest, (ii) inspect and make extracts from the Company's books and records, including but not limited to management letters prepared by the Company's independent accountants and (iii) discuss with the Company's principal officers and its independent accountants the Company's Financial Condition.

         (g) Prior to the date on which the Note is paid in full, engage only in the areas of business in which the Company and Laminaire are now engaged.

         (h) Cause each of its Subsidiaries to comply with Sections 3 and 4 (not including clauses (i), (j) and (k) of this Section 3) as if it were the Company referred to therein.

         (i) Continue to reserve and keep available for issuance on conversion of the Note the number of shares of Common Stock and other securities into which such Note is convertible.

         (j) Maintain the Company's listing on the NASDAQ Small Cap Market.

         (k) Furnish to the Company before the end of each week a detailed report (in the form previously furnished to NVC) of its receivables and the age thereof as of the end of the preceding week and maintain (a) total receivables in an amount at least equal to 175% of the outstanding principal amount of the Note and (b) receivables which have been outstanding less than 90 days in an amount equal to 100% of the outstanding principal amount of the Note. The Company shall, to the extent necessary to comply with this clause (k), promptly prepay the Note.

         Section 4. Negative Covenants. The Company will not:

         (a) Lend money or extend credit, or make or permit to be outstanding loans or advances by it, to any individual or entity ("Person").

         (b) Declare, pay or make any dividend or other distribution on any shares of its capital stock or redeem, retire, purchase or acquire, directly or indirectly, any shares of its capital stock now or hereafter outstanding or return any capital to its stockholders.

         (c) Merge or consolidate with any other business entity, liquidate or wind up its business, or sell, lease, transfer or otherwise dispose of, all or substantially all of its assets.

         (d) Suffer or permit any diversion for personal benefit by its officers, directors or shareholders of opportunities in the areas of business in which the Company is at the time engaged.


         Section 5. Defaults. Any of the following events shall cause the Note and accrued and unpaid interest thereon to become immediately due and payable (in which case the Company shall pay all expenses, including attorneys' fees, incurred by NVC in the collection thereof):

         (a) The Company shall fail to make, when due, any payment of principal and/or interest in accordance with the terms of the Note or Laminaire shall fail to make, when due, any payment required by the Guaranty.

         (b) Any representation or warranty made by the Company or Laminaire in any Closing Document or in any document delivered pursuant thereto shall prove to have been incorrect or misleading in any material respect when made.

         (c) The Company shall cease to maintain its corporate existence, fail to perform any covenant in Section 4 or fail for a period of 30 days to perform any covenant in Section 3 or the Company or Laminaire shall fail to perform any other covenant (not including the covenant by the Company to pay principal and interest on the Note or the covenant of Laminaire to make payments under the Guaranty) contained in any Closing Document.

         (d) The Company or Laminaire shall fail to pay when due and payable, the principal of or interest on any indebtedness for borrowed money other than the indebtedness represented by the Note.

         (e) The Company or Laminaire shall default in the payment when due, or in the performance or observance, of any other obligation or condition of any Closing Document or any other material contract.

         (f) The Company or Laminaire shall commence a voluntary case under Federal bankruptcy laws, file a petition seeking to take advantage of any other laws relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, fail to contest in a timely and appropriate manner, or fail to have discharged within 60 days, any proceedings against it under such laws, admit in writing its inability to pay, or generally not be paying, its debts as they become due, or make a general assignment for the benefit of creditors.

         (g) Any Closing Document shall be held, or shall be claimed by any person or entity which is a party thereto (other than NVC), to be invalid or not to have full force and effect.


         Section 6.  Termination.  The provisions of Sections 4(a), (b), (c) and
(k) shall terminate on such date as the Note ceases to be outstanding whether as a result of the payment thereof in full or the conversion thereof in full. The other provisions of Section 4 and the provisions of Section 3 shall terminate thereafter at such time as NVC shall cease to own any capital stock of the Company acquired by it on conversion of the Note.


         Section 7. Representation of NVC. NVC represents and warrants to the Company that it is acquiring the Note for its own account for investment and not with a view to the resale or distribution thereof or of the securities into which the Note is convertible, absent appropriate registration of such securities under applicable securities laws.

         Section 8  Registration.

         Section 8.1 Best Efforts; Liquidated Damages. The Company shall use its best efforts to (a) effect, at the earliest possible date, the registration, under the Securities Act of 1933 (the "Securities Act"), of all securities into which the Note is convertible, (b) keep such registration effective for such period or periods of time (not to exceed two years) as to permit NVC to dispose of all of such securities in the public market therefor, (c) furnish to NVC such numbers of copies of such current prospectus and other documents as NVC may reasonably require in order to facilitate the disposition of such securities,
(d) register and qualify such securities under such other securities or "Blue Sky" laws of such jurisdictions as shall be reasonably requested by NVC, (e) notify NVC immediately of the happening of any event as a result of which any such prospectus includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing,
(f) update and or correct any such prospectus as necessary and (g) list such securities with any national market or securities exchange on which such securities are then listed. Such registration shall be effected by the filing of one or more registration statements on Form S-3 (or, if such form is unavailable, on such other form as is necessary to obtain similar registration and permit free disposition of such securities by NVC to the public). If such registration is not effective by the 90th day following the date hereof, or if following such 90th day the effectiveness of such registration is suspended or a current prospectus meeting the requirements of Section 10 of the Securities Act is not available for delivery by NVC, the Company shall pay NVC as liquidated damages promptly at the end of each thirty day period thereafter an amount equal to $10,000 multiplied by the percentage of the days during such thirty day period that such registration was not in effect or the effectiveness thereof was suspended or such prospectus was unavailable.

         Section 8.2 Expenses. The costs and expenses (other than underwriting discounts or commissions) of all registrations and qualifications under the Securities Act, and of all other actions, that the Company is required to take or effect pursuant to this Agreement shall be paid by the Company (including, without limitation, all registration and filing fees, printing expenses, costs of special audits incident to or required by any such registration or qualification, and fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for NVC and any other holders of shares being registered pursuant to the same registration statement).

   Section 8.3 Indemnification. (a) In the event of a registration of securities required by this Agreement, the Company shall:

                  (1) indemnify and hold harmless NVC and each Person, if any, who controls NVC within the meaning of the Securities Act, against any losses, claims, damages, expenses (including attorneys' fees), or liabilities (or actions in respect thereof) under the Securities Act or otherwise, that arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus or final prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any other violation of law by the Company with respect thereto, and

                  (2) reimburse NVC and each such controlling Person for any legal or other expenses reasonably incurred by NVC or such controlling Person in connection with defending against any such loss, claim, damage, expense, liability or action (together,"Losses");

provided, however, that the Company shall not be liable to NVC or to any Person who controls NVC within the meaning to the Securities Act in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such registration statement, preliminary prospectus or final prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished by NVC or such controlling Person expressly for use in the preparation thereof.

     (b) In the event of a registration of securities pursuant to this Agreement, NVC shall
                                                     - 6 -

                  (1) indemnify and hold harmless the Company, each of its directors, each of its officers who have signed any such registration statement, and any Person who controls the Company within the meaning of the Securities Act, against any Losses to which the Company or any such director, officer or controlling Person may become subject, under the Securities Act or otherwise, insofar as such Losses arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any such registration statement, preliminary prospectus or final prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any other violation of law by NVC with respect thereto, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus or final prospectus, or amendment or supplement, in reliance upon and in conformity with written information furnished by NVC for use in such disclosure documents, and

                  (2) reimburse the Company or any such director, officer or controlling Person for any legal or other expenses reasonably incurred by it or him in connection with defending against any such Loss.

         (c) Promptly after receipt by an  indemnified  party under this Section
8.3 of notice of the commencement of any action which may involve a Loss indemnified hereunder, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 8.3, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party except, and then only, to the extent such indemnifying party is prejudiced by such omission.

         (d) In case any Action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, with counsel reasonably satisfactory to such indemnified party. In the event the indemnifying party gives notice to the indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 8.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof subsequent to the date of such notice.

         Section 8.4. Assignability. NVC's rights to cause the Company to register securities pursuant to this Agreement may be assigned by NVC to a transferee or assignee. Within a reasonable time after such transfer, NVC shall notify the Company of the name and address of any such transferee or assignee, and the securities with respect to which such registration rights are being assigned.

         Section 8.5 Other Registrations. Except as set forth on Exhibit C, until the registration required by this Agreement has been effective for a period of 120 days, the Company will not register any other securities for sale, grant to any Person the right to have the Company effect such a registration of securities or sell any Common Stock or any securities similar thereto at a price which is less than the price at which the obligations represented by the Note are convertible to shares of Common Stock. The Company shall not permit the holders of any securities of the Company to include any of their securities in any registration statement filed by the Company pursuant to this Agreement unless such inclusion will not reduce the amount of the securities registered or sold by NVC thereunder.


         Section 9. Notices. All notices and other communications under this Agreement shall (a) be in writing, (b) be sent by registered or certified mail, postage prepaid, return receipt requested, delivered by hand or sent by facsimile machine transmission (with facsimile machine verification and hard copy received by one of the other methods permitted under this Section 9) and
(c) be given at the following respective addresses:

                  (i)      if to the Company, to it at:

                           528 Oritan Avenue
                           Ridgefield, New Jersey 07657
                           Facsimile No.: (201) 941-5821

                           with a copy to:

                           Steven W. Schuster, Esq.
                           McLaughlin & Stern, LLP
                           260 Madison Avenue
                           New York, New York 10016
                           Facsimile No.: (212) 448-0066

             (ii) if to NVC, to it at:

                           Suite 1607
                           1430 Broadway
                           New York, New York 10018
                           Facsimile No.: (212) 869-5331

with a copy to: DeForest & Duer, 90 Broad Street, New York, New York 10004,
Attn.: Arthur A. Lane, Facsimile No.: (212) 425-7593.

                  The address of any party may be changed by such party by a notice to the other party specifically captioned "Notice of Change of Address Pursuant to Section 9". All notices and other communications shall be effective (i) if given by mail, on the third business day after such communication is deposited in the mail, addressed as above provided, (ii) if given by hand delivery, when left at the address of the addressee as above provided, and (iii) if given by facsimile machine transmission, upon facsimile machine verification of receipt, except that notices of a change of address shall not be effective until received. No other method of giving notice is hereby precluded.


     Section 10. Waiver of Jury Trial. The Company waives trial by jury in any judicial proceeding arising out of or involving the Transactions.

     Section 11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date specified below.

Dated: October 16, 1997
                                       THERMO-MIZER ENVIRONMENTAL CORP.



                                       By:


                                                     NORWOOD VENTURE CORP.



                                       By:

                                                     EXHIBIT A

                                                   FORM OF NOTE


         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT OR SUCH LAWS, OR THE RULES AND REGULATIONS THEREUNDER.


                                         THERMO-MIZER ENVIRONMENTAL CORP.

                                               12% Convertible Note


$500,000                                    New York, New York
                                                              October 16, l997

                  FOR VALUE RECEIVED, the undersigned, THERMO-MIZER ENVIRONMENTAL CORP., a Delaware corporation (the "Company"), hereby promises to pay to the order of NORWOOD VENTURE CORP. at its office located at 1430 Broadway, New York, New York 10018, the principal sum of FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000) in lawful money of the United States of America on or before November 1, 2002 and to pay interest on the unpaid principal amount hereof from the date hereof until such principal amount is paid in full, at the rate of 12% per annum, which rate shall be calculated on the basis of a 360-day year and actual days elapsed. Overdue principal and (to the extent permitted by law) overdue interest shall bear interest at the rate of 14 percent per annum, calculated in the same manner, payable on demand. Nothing herein shall at any time require the Company to pay interest at a rate in excess of the maximum rate permitted by applicable law.

                  Interest shall be payable on the last business day of each calendar quarter, commencing December 31, 1997 until the entire principal amount hereof is paid in full and on each other date on which a payment of principal is made. The Company shall pay $41,666.66 of the principal amount of this Note on the last business day of each March, June, September and December, commencing December, 1999, until this Note is paid in full.

                  This Note is the Note (the "Note") referred to in the Convertible Note Purchase Agreement dated October 16, l997 (the "Purchase
Agreement") among the Company and Norwood Venture Corp. The Purchase Agreement provides, among other things, for the acceleration of the maturity of this Note upon the happening of certain events as set forth in the Purchase Agreement. The
Note is secured by Collateral pursuant to a General Security

Agreement executed by the Company and a Guaranty (the "Guaranty") executed by Laminaire Corporation, a New Jersey corporation. The Guaranty is secured by Collateral pursuant to a General Security Agreement executed by Laminaire.

                  The holder of this Note shall have the right at any time, to convert any part or all of the obligations represented by this Note into shares of the $.001 par value Common Stock ("Common Stock") of the Company. The number of shares of Common Stock issued on conversion shall equal the result obtained by dividing the dollar amount of such obligations being converted by 70% of the average of the closing price of the Common Stock for the five trading days preceding either (a) the date of conversion or (b) the date hereof, whichever average closing price is less.

         The Company shall have the right at any time or from time to time, on 15 days' prior written notice, to prepay this Note in whole or in part, without premium or penalty. In the event of any such prepayment or any other payment of part or all of the principal amount of this Note prior to its final scheduled maturity the Company shall simultaneously issue or cause to be transferred to the holder of this Note either (a) the number of freely tradeable shares equal to the excess (such excess being hereinafter referred to as the "Number of Shares") of (i) the number of shares of Common stock which would have been issuable if an amount of obligations represented by the Note equal to the amount prepaid had been converted on such date over (ii) the number of shares of Common Stock which could be purchased with such amount if such amount were used to purchase Common Stock at the reported closing price (the"Last Price") of Common Stock on the day preceding the date on which such payment of the Note was made or (b) the product of the Number of Shares multiplied by the Last Price. Any reduction of the obligations of the Company hereunder by any payment on account thereof or any conversion of this Note shall first reduce the interest accrued and unpaid hereon, with any balance reducing the unpaid principal.

                  The holder of this Note shall exercise such right of conversion by written notification signed by the holder that such holder elects to convert all or part of the obligations represented by this Note, designating the amount of the obligations represented hereby which are to be so converted and the names and addresses of the individuals or entities ("Persons") to whom the shares are to be issued. The Company shall, as soon as practicable thereafter, issue and deliver to such holder's designee or designees certificates evidencing the shares of Common Stock to which such holder is entitled. Conversion shall be deemed to have been made as of the date of such notification and the Person or Persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the holders thereof on such date.

                  The number and type of  securities  issuable on  conversion of this Note shall be appropriately changed and adjusted so that in all events (whether the Company subdivides, reclassifies or combines or declares or pays a dividend (other than a cash dividend) on its Common Stock or merges or consolidates with any other corporation, reorganizes or transfers all or substantially all of the assets of the Company or liquidates or dissolves or is subject to any other change which might otherwise affect the securities into which this Note is convertible) the holder shall continue to be entitled to receive upon conversion of any portion of the obligations represented by this Note shares of the Company's capital stock and other securities and consideration equal in economic value to, and at an equivalent discount to the market value of, the shares it would have been entitled to receive on such conversion if such event had not occurred, except that the holder of this Note shall, in addition, be entitled to receive any additional benefit to which it would have been entitled as a holder of shares of Common Stock if this Note had been converted into Common Stock immediately prior to such event.

                  The Company shall give written notice to the record holder of this Note at such holder's address appearing on the Company's records of any of the events which would cause a change or adjustment pursuant to the preceding paragraph and of any proposed payment of any dividend or other distribution to the holders of Common Stock, which notice shall be given at least twenty days prior to the earlier of (a) the date on which such event is to occur or such payment to be made and (b) the record date, if any, with respect thereto. Such notice shall specify any such record date, the date on which such event is to take place and such facts as shall be reasonably necessary to indicate the effect of such event on the number, kind or class of shares or other securities or consideration that shall be deliverable or purchasable upon the occurrence of such event or upon conversion of this Note. As to any change or adjustment to be made pursuant to the preceding paragraph, the determination of the Company's independent certified public accountants shall be determinative absent manifest error.

                  Presentment, demand, protest and notice of dishonor are hereby waived by the Company.

                  This Note shall be construed in accordance with and governed by the laws of the State of New York.


                                            THERMO-MIZER ENVIRONMENTAL CORP.


                                       By:
                                      Name:
                                                Title: President

                                                     EXHIBIT B

     LIST OF (A) EVENTS WHICH WILL BE REQUIRED TO BE DISCLOSED PURSUANT TO SECURITIES LAWS, (B) MATERIAL ADVERSE EVENTS, (C) LAMINAIRE AND FINANCING DOCUMENTS AND (D) BORROWINGS.

                                                     EXHIBIT C

                                            EXCEPTIONS TO SECTION 8.5.


                                                       None

To:      Monetary Advancement International Inc.
         Time Value Resources LLC.

         In consideration of the introduction by Time Value Resources LLC ("TVR") and Monetary Advancement International Inc. ("MAI") of Norwood Venture Corp. ("NVC") to Thermo-Mizer Environmental Corp. ("Thermo-Mizer"), NVC hereby agrees to pay to each of TVR and MAI, promptly as, if and when realized, 15% of any profit which NVC realizes on the sale of any securities received by it on conversion or prepayment of the 12% Convertible Note of Thermo-Mizer due November 1, 2002 issued to NVC on the date hereof in the principal amount of $500,000, provided that the profit to Norwood on such sale equals or exceeds an annualized rate of 60%.

Dated: October 16, 1997

                                             NORWOOD VENTURE CORP.


                                       By:

EXHIBIT 10.31 SECURITY AGREEMENT EXECUTED BY THE COMPANY IN FAVOR OF NORWOOD VENTURE CORP. DATED OCTOBER 16, 1997.

                                            GENERAL SECURITY AGREEMENT

                                                              October 16, 1997

         The undersigned (herein, whether one or more in number, referred to as Debtor and which, if two or more in number, shall be jointly and severally bound) with an address as it appears with the signature below, hereby agree(s) in favor of Norwood Venture Corp. (herein referred to as Secured Party) as follows:

         1. In consideration of one or more loans, advances, or other financial accommodations at any time before, at or after date made or extended by Secured Party to Debtor, directly or indirectly, as principal, guarantor or otherwise, at the sole discretion of Secured Party in each instance, including the purchase of the 12% Convertible Note due November 1, 2002 issued by Debtor to the Secured Party pursuant to that certain Convertible Note Purchase Agreement dated the date hereof (the "Purchase Agreement"), Debtor hereby grants to Secured Party a security interest in, a continuing lien upon and a right of set-off against, and Debtor hereby assigns to Secured Party, the Collateral described in Paragraph 2, to secure the payment, performance and observance of all indebtedness, obligations, liabilities and agreements of any kind of Debtor to Secured Party, now existing or hereafter arising, direct or indirect (including participations or any interest of Secured Party in obligations of Debtor to others), acquired outright, conditionally, or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, due or not, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, and of all loan agreements, documents and instruments evidencing any of the foregoing obligations or under which any of the foregoing obligations may have been issued, created, assumed or guaranteed (all of the foregoing being herein referred to as the "Obligations"). Notwithstanding anything else in this Agreement to the contrary, the security interest created hereby shall, as to Collateral other than Accounts (as defined in Schedule A), be subordinate to the security interest created on the date hereof in favor of Garay LLC and Charles Garay.

         2. The Collateral is described as follows and/or on Schedule A, if any, annexed hereto as part hereof and on any separate schedule at any time furnished by Debtor to Secured Party (all of which are hereby deemed part of this Security Agreement), which Collateral includes all attachments, accessions and equipment now or hereafter affixed to the Collateral or used in connection therewith, substitutions and replacements thereof, and (unless the description of the Collateral expressly excludes after acquired (Collateral) all items of the Collateral both now owned or existing and hereafter acquired, created or arising, and any and all products and proceeds thereof (including, without limitation, any claims of Debtor against third parties, for loss or damage to or destruction of any or all of the Collateral):

 SEE ATTACHED SCHEDULE A ANNEXED HERETO AND MADE A PART  HEREOF.

together with any and all monies, securities, drafts, notes, items and other property of the Debtor and the proceeds thereof, now or hereafter held or received by or in transit to, Secured Party from or for the Debtor, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and any and all deposits (general or special), balances, sums, proceeds, and credits of the Debtor with, and any and all claims of the Debtor against, Secured Party, at any time existing. In the event that the Collateral includes inventory, Debtor also grants to Secured Party a security interest in, and the collateral shall include, all labels and other devices, names, or marks affixed or to be affixed to inventory for purposes of selling or of identifying the same or the seller or manufacturer thereof and all right, title and interest of Debtor therein and thereto.

         3. Debtor warrants, represents and covenants that: (a) the chief and other places of business of Debtor, the books and records relating to the Collateral and the Collateral are located at the addresses set forth below and Debtor will not change any of the same without prior written notice to and consent of Secured Party; (b) the Collateral is and will be used in Debtor's business and not for personal, family, household or farming use; (c) the Collateral is now, and at all times will be, owned by Debtor free and clear of all liens, security interests, claims and encumbrances except for those which are shown on Schedule B attached hereto; (d) Debtor will not assign, sell, mortgage, lease, transfer, pledge, grant a security interest in or lien upon, encumber or otherwise dispose of or abandon, nor will Debtor suffer or permit any of the same to occur with respect to, any part or all of the Collateral, without prior written consent of Secured Party, except for the sale from time to time in the ordinary course of business of Debtor of such items of Collateral as may constitute part of the business inventory of Debtor, and the inclusion of "proceeds" of the Collateral under the security interest granted herein, shall not be deemed a consent by Secured Party to any sale or other disposition of any part or all of the Collateral except as expressly permitted herein; (e) Debtor has made, and will continue to make payment or deposit or otherwise provide for the payment, when due, of all taxes, assessments or contributions required by law which have been or may be levied or assessed against the Debtor, whether with respect to any of the Collateral, to any wages or salaries paid by Debtor, or otherwise, and will deliver to Secured Party, on demand, certificates or other evidence satisfactory to Secured Party attesting thereto; (f) Debtor will use the Collateral for lawful purposes only, with all reasonable care and caution; (g) Debtor will keep the Collateral in reasonably good repair at Debtor's own cost and expense; (h) Secured Party shall at all times have free access to and right of inspection of the Collateral and any records pertaining thereto (and the right to make extracts from and to receive from Debtor originals or true copies of such records and any papers and instruments relating to any or all of the Collateral and to receive from Debtor originals or true copies of such records and any papers and instruments relating to any or all of the Collateral upon request therefor) and Debtor hereby grants to Secured Party a security interest in all such records, papers and instruments to secure the payment, performance and observance of the Obligations; (i) the Collateral is now and shall remain personal property and Debtor will not permit any of the Collateral to become a part of or affixed to real property without prior written notice to Secured Party and without first making all arrangements, and delivering, or causing to be delivered, to Secured Party all instruments and documents, including, without limitation, waivers and subordination agreements by any landlords or mortgagees, requested by and satisfactory to Secured Party to preserve and protect the primary security interest granted herein against all persons; (j) Debtor will, at its expense, perform all acts and execute all documents reasonably requested by Secured party at any time to evidence, perfect, maintain and enforce Secured Party's primary security interest in the Collateral or otherwise in furtherance of the provisions of this Security Agreement; (k) Debtor assumes all responsibility and liability arising from the use of the Collateral; (l) upon request of Secured Party, at any time and from time to time, Debtor shall, at its sole cost and expense, execute and deliver to Secured Party one or more financing statements pursuant to the Uniform Commercial Code ("UCC") and one or more applications for certificate of title and any other papers, documents or instruments requested by Secured Party in connection with this Security Agreement, and Debtor hereby authorizes Secured Party to execute and file at any time or times, one or more financing statements with respect to all or any part of the Collateral, signed only by the Secured Party; (m) in its discretion, Secured Party may, only after a Default (as hereinafter defined) has occurred, in its name or Debtor's or otherwise, notify any account debtor or obligor of any account, contract, instrument, chattel paper or general intangible included in the Collateral to make payment to Secured Party; (n) Secured Party may, in its reasonable discretion at any time after a Default demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable by Secured Party with respect to, any of the Collateral, and/or extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the collateral or the Obligations, all without consent by Debtor and without otherwise discharging the Obligations, the Collateral or the security interest granted herein; (o) Secured Party may, in its reasonable discretion, after a Default, for the account and expense of Debtor, pay any amount or do any act required of Debtor hereunder or requested by Secured Party to preserve, protect, maintain or enforce the Obligations, the Collateral or the primary security interest granted herein, and which Debtor fails to do or pay, and any such payment shall be deemed an advance by Secured Party to Debtor and shall be payable on demand together with interest at the highest rate then payable on any of the Obligations; (p) Debtor will promptly pay Secured Party for any and all sums, costs and expenses which Secured Party may reasonably pay or reasonably incur pursuant to the provisions of this Security Agreement or in defending, protecting or enforcing the security interest granted herein or in enforcing payment of the Obligations or otherwise in connection with the provisions hereof, including but not limited to all court costs, collection charges, reasonable travel, and reasonable attorney's fees (not less than 15% of the outstanding Obligations where permitted by applicable law), all of which, together with interest at a rate equal to the highest rate then payable on any of the Obligations, shall be part of the Obligations and be payable on demand;
(q) whether or not a Default has occurred, Secured Party, in its discretion, may transfer to or register in the name of Secured Party or its nominee all or any of the Collateral consisting of securities, and whether or not so transferred or registered, Secured Party shall be entitled to receive and retain all income, dividends (including stock dividends and rights to subscribe) and other distributions thereon as part of the Collateral and to exchange any or all such Collateral upon the reorganization, recapitalization, or readjustment of any entity issuing such securities, and to exercise all rights with respect thereto as if it was the absolute owner thereof, provided that until the occurrence of a Default and whether or not the Collateral is transferred to or registered in the name of Secured Party or its nominee, Debtor alone shall be entitled to exercise the right to vote such Collateral, and if the Collateral has been so transferred or registered, Secured Party shall take such action as Debtor may reasonably request to enable Debtor to exercise the right to vote such Collateral or any part thereof for any purpose which is not inconsistent with the terms of this Security Agreement or the Obligations or which would not have an adverse effect on the value of the Collateral or any part thereof; (r) after a Default any of the proceeds of the Collateral received by Debtor shall not be commingled with other property of Debtor, but shall be segregated, held by the Debtor in trust as the exclusive property of Secured Party, and Debtor will immediately deliver to Secured Party the identical checks, monies, or other proceeds of Collateral received, duly endorsed in blank where appropriate to effectuate the provisions hereof, the same to be held by Secured party as additional Collateral hereunder or, at secured Party's option, to be applied to payment of any of the Obligations, whether or not due and in any order; and (s) at any time Secured Party may assign, transfer and deliver to any transferee of any of the Obligations, any or all of the Collateral, whereupon Secured Party shall be fully discharged from all responsibility and the transferee shall be vested with all powers and rights of Secured Party hereunder with respect thereto, but Secured Party shall retain all rights and powers with respect to any Collateral not assigned, transferred or delivered.

         4. The occurrence of any one of more "Defaults" or "Events of Default", as defined in the Purchase Agreement shall constitute an event of default ("Default") by Debtor under this Security Agreement.

         5. Upon the occurrence of any Default and at any time thereafter, Secured Party may, without demand upon Debtor, declare any or all Obligations of Debtor immediately due and payable and Secured Party shall have the following rights and remedies (to the extent permitted by applicable law) in addition to all rights and remedies of a secured party under the UCC, or of Secured Party under the Obligations, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively or concurrently; (a) Secured Party may at any time and from time to time, with or without judicial process or the aid and assistance of others, enter upon any premises in which any of the Collateral may be located and, without resistance or interference by Debtor, take possession of the Collateral; and/or dispose of any part or all of the Collateral on any premises of Debtor; and/or require Debtor to assemble and make available to Secured Party at the expense of Debtor any part or all of the Collateral at any place and time designated by Secured Party which is reasonably convenient to both parties; and/or remove any part or all of the Collateral from any premises on which any part may be located for the purpose of effecting sale or other disposition thereof (and if any of the Collateral consists of motor vehicles, Secured Party may use Debtor's license plates); and/or sell, resell, lease, assign and deliver, grant options for or otherwise dispose of any or all of the Collateral in its then condition or following any commercially reasonable preparation or processing, at public or private sale or proceedings or otherwise, by one or more contracts, in one or more parcels, at the same or different times, with or without having the Collateral at the place of sale or other disposition, for cash and/or credit, and upon any terms, at such place(s) and time(s) and to such persons, firms or corporations as Secured Party deems best, all without demand for performance or any notice or advertisement whatsoever except that where an applicable statute requires reasonable notice of sale or other disposition Debtor hereby agrees that five days notice by ordinary mail, postage prepaid, to any address of Debtor set forth in this Security Agreement of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof. If any of the Collateral is sold by Secured Party upon credit or for future delivery, Secured Party shall not be liable for the failure of the purchaser to pay for same and in such event Secured Party may resell such Collateral. Secured Party may buy any part or all of the Collateral at any public sale and if any part or all of the Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely distributed standard price quotations Secured Party may buy at private sale and may make payment therefor by any means. Secured Party may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling, leasing and the like, to reasonably attorney's fees (not exceeding 15% of the outstanding Obligations) and all reasonable travel and other expenses which may be incurred by Secured Party in attempting to collect the Obligations or enforce this Security Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Security Agreement; and then to the Obligations in such order and as to principal or interest as Secured Party may desire; and Debtor shall remain liable and will pay Secured Party on demand any deficiency remaining, together with interest thereon at a rate equal to the highest rate then payable on the Obligations and the balance of any expenses unpaid, with any surplus to be paid to Debtor, subject to any duty of Secured Party imposed by law to the holder of any subordinate security interest in the Collateral. Debtor recognizes that the Secured Party may be unable to effect a public sale of all or a part of the Collateral consisting of securities by reason of certain prohibitions contained in the Securities

Act of 1933, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Debtor agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall be deemed to have been made in a commercially reasonable manner. Secured Party has no obligation to delay sale of any such securities for the period to time necessary to permit the issuer of such securities, even if such issuer would agree, to register such securities for public sale under the Securities Act of 1933; (b) Secured Party may appropriate, set off and apply to the payment of any or all of the Obligations, any and all Collateral in or coming into the possession of Secured Party or its agents and belonging or owing to Debtor, without notice to Debtor, and in such manner as Secured Party may in its discretion determine; (c) Secured Party may exercise all voting rights with respect to all or any of the Collateral consisting of securities and may exercise all powers with respect thereto as if an absolute owner thereof, none of which shall adversely affect the security interests granted herein or the Obligations.

         6. To  effectuate  the  terms  and  provisions  hereof,  Debtor  hereby designates and appoints Secured Party and its designees or agents as attorney-in-fact of Debtor, irrevocably and with power of substitution, with authority, after a Default, to receive, open and dispose of all mail addressed to Debtor, to notify the Post Office authorities to change the address for delivery of mail addressed to Debtor to such address as Secured Party may designate; to endorse the name of Debtor on any notes, acceptances, checks, drafts, money orders, instruments or other evidences of payment or proceeds of the Collateral that may come into Secured Party's possession; to sign the name of Debtor on any invoices, documents, drafts against and notices to account debtors or obligors of Debtor, assignments and requests for verification of accounts; to execute proofs of claim and loss; to execute any endorsements, assignments, or other instruments of conveyance or transfer; to adjust and compromise any claims under insurance policies; to execute releases; and to do all other acts and things (before as well as after a Default) necessary and advisable in the reasonable discretion of Secured Party to carry out and enforce this Security Agreement. All lawful and reasonable acts of said attorney or designee are hereby ratified and approved and, except for willful misconduct or gross negligence, said attorney or designee shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law. This power of attorney being coupled with an interest is irrevocable while any of the Obligations shall remain unpaid.

         7. Secured Party shall have the duty to exercise reasonable care in the custody and preservation of any securities in its possession included in the Collateral, which duty shall be fully satisfied if Secured Party maintains safe custody of any such securities, and, with respect to any maturities, calls, conversions, exchanges, redemption, offers, tenders or similar matters relating to any of such securities (herein called "events"), in the exercise of its sole discretion (a) Secured Party endeavors to take such action with respect to any of the events as Debtor may reasonably and specifically request in writing in sufficient time for such action to be evaluated and taken or (b) if Secured Party determines that the action requested might adversely affect the value of the securities as collateral, the collection of the Obligations secured, or otherwise prejudice the interests of Secured Party, Secured Party gives reasonable notice to Debtor that any such requested action will not be taken and if Secured Party makes such determination or if Debtor fails to make such timely request, Secured Party takes such other action as it deems advisable in the circumstances. Secured Party shall have no further obligation to ascertain the occurrence of, or to notify Debtor with respect to, any events and shall not be deemed to assume any such obligation as a result of the establishment by Secured Party of any internal procedures with respect to any securities in its possession, nor shall Secured Party be deemed to assume any responsibility for, or obligation or duty with respect to, any part or all of the Collateral, of any nature or kind, or any matter or proceedings arising out of or relating thereto, including, without limitation, any obligation or duty to take any action to collect, preserve or protect its or Debtor's rights in the Collateral or against any prior parties thereto, but the same shall be at Debtor's sole risk at all times. If the Collateral hereunder includes "stock" as defined in Regulation U of the Federal Reserve Board, it is hereby agreed such "stock" shall not secure Obligations which are "purpose credits", as that term is used in Regulation U, and (i) are secured solely by collateral other than "stock" or (ii) are unsecured. Secured Party's prior recourse to any part or all of the Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Obligations. No act, failure or delay by Secured Party shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Secured Party of any Default or right or remedy which it may have shall operate as a waiver of any other Default, right or remedy or of the same Default, right or remedy on a future occasion. Debtor hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing any of the Obligations or the Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein). Debtor agrees to pay, on demand, all reasonable out-of-pocket expenses incurred by Secured Party in connection with the enforcement of this Security Agreement, the Obligations, and the transactions contemplated hereunder and thereunder, including but not limited to the reasonable fees and expenses of counsel to Secured Party. In the event of any litigation, with respect to any matter connected with this Security Agreement, the Obligations or the Collateral, Debtor hereby waives the right to a trial by jury and all defenses, including any defense based on any Statute of Limitations, any claim of laches, rights of setoff and the rights to interpose counterclaims of any nature other than mandatory counterclaims. Debtor hereby irrevocably consents to the jurisdiction of the courts of the State of New York and of any Federal Court located in such State in connection with any action or proceeding arising out of or relating to the Obligations, this Security Agreement or the Collateral, or any document or instrument delivered with respect to any of the Obligations. Debtor hereby waives personal service of any summons, complaint or other process in connection with any such action or proceeding and agrees that the service thereof may be made by certified or registered mail directed to Debtor at any place of business set forth below, or at such other address as Debtor may designate by written notification by certified or registered mail directed to and received by Secured Party at its office set forth in the financing statements filed hereunder (or if no such financing statements have been filed, at the office of Secured Party at which is located the officer in direct supervision of the within security interest). The Debtor so served shall appear or answer to such summons, complaint or other process within thirty days after the mailing thereof. Should the Debtor so served fail to appear or answer within said thirty-day period, such Debtor shall be deemed in default and judgment may be entered by Secured Party against such Debtor for the amount or such other relief as may be demanded in any summons, complaint or other process so served. In the alternative, in its discretion Secured Party may effect service upon Debtor in any other form or manner permitted by law. All terms used herein shall have the meanings as defined in the UCC, unless the context otherwise requires. No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Security Agreement and to such provision, and executed by the party to be charged. The execution and delivery of this Security Agreement has been authorized by the Board(s) of Directors of Debtor and by any necessary vote or consent of stockholders of Debtor (if a corporation). This Security Agreement and all Obligations shall be binding upon the heirs executors, administrators, successors, or assigns of Debtor, and all, together with the rights and remedies of Secured Party hereunder, inure to the benefit of Secured Party, its successors, endorsees and assigns. This Security Agreement and the Obligations shall be governed in all respects by the laws of the State of New York. If any term of this Security Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby. Secured Party is authorized to annex hereto any schedules referred to herein. Debtor acknowledges receipt of a copy of this Security Agreement.

         IN WITNESS WHEREOF, the undersigned has executed or caused this Security Agreement to be executed in the State of New York, the date first above set forth.



(CORPORATE SEAL)                        THERMO-MIZER ENVIRONMENTAL CORP.


                                        By
                                     (Name)
                                     (Title)

                               Trade Name (if any)






Chief Place of Business:                  All location(s) of Collateral:
                                         (Also set forth the Section,
                                          Block and Lot where  there is  located
                                          any of the Collateral  which is or may
                                          be affixed to realty.)







Other Places of Business:











Location of Books and Records          Name of record owner of real estate
Relating to the Collateral:            where any of the Collateral is or may
                                       be affixed to realty:

                                                    Schedule A

         Collateral shall mean and include all of Debtor's right, title and interest in and to:

         1.  All Accounts;

         2.  All Inventory;

         3.  All Equipment; and

         4. All Proceeds and products of any or all of the foregoing, to the extent not otherwise included.

For purposes of this Schedule A, the following terms shall have the following meanings:

                  "Accounts" shall mean all "accounts", as such term is defined in Section 9-106 of the Uniform Commercial Code as in effect on the date hereof in the State of New York (the "Code"), in which Debtor now or hereafter has any right, title or interest.

                  "Equipment" shall mean all "equipment", as such term is defined in Section 9-109 of the Code, in which Debtor now or hereafter has any right, title or interest.

                  "Inventory" shall mean all "inventory", as such term is defined in Section 9-109 of the Code, in which Debtor now or hereafter has any right, title or interest.

                  "Proceeds" shall mean  "proceeds",  as such term is defined in
         Section 9-306 of the Code including, but not limited to (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Debtor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person, corporation, agency, authority or other entity acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

EXHIBIT 10.32 SECURITY AGREEMENT EXECUTED BYLAMINAIRE CORPORATION IN FAVOR OF NORWOOD VENTURE CORP. DATED OCTOBER 16, 1997

                                            GENERAL SECURITY AGREEMENT

                                                               October 16, 1997

         The undersigned (herein, whether one or more in number, referred to as Debtor and which, if two or more in number, shall be jointly and severally bound) with an address as it appears with the signature below, hereby agree(s) in favor of Norwood Venture Corp. (herein referred to as Secured Party) as follows:

         1. In consideration of one or more loans, advances, or other financial accommodations at any time before, at or after date made or extended by Secured Party to Debtor or Thermo-Mizer Environmental Corp., a Delaware corporation which owns all of the issued and outstanding capital stock of Debtor (the "Company"), directly or indirectly, as principal, guarantor or otherwise, at the sole discretion of Secured Party in each instance, including the purchase, at par, by the Secured Party of the Company's 12% Convertible Note due November 1, 2002 in the principal amount of $500,000 (the "Note") pursuant to that certain Convertible Note Purchase Agreement dated the date hereof ( the "Purchase Agreement"), part of the proceeds from which purchase are being transferred by the Company to Debtor, and in order to secure Debtor's obligations to Secured Party under the Guaranty of the Note executed and delivered by Debtor to Secured Party on the date hereof, Debtor hereby grants to Secured Party a security interest in, a continuing lien upon and a right of set-off against, and Debtor hereby assigns to Secured Party, the Collateral described in Paragraph 2, to secure the payment, performance and observance of all indebtedness, obligations, liabilities and agreements of any kind of Debtor to Secured Party, now existing or hereafter arising, direct or indirect (including participations or any interest of Secured Party in obligations of Debtor to others), acquired outright, conditionally, or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, due or not, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, and of all loan agreements, documents and instruments evidencing any of the foregoing obligations or under which any of the foregoing obligations may have been issued, created, assumed or guaranteed (all of the foregoing being herein referred to as the "Obligations"). Notwithstanding anything else in this Agreement to the contrary, the security interest created hereby shall be subordinate to the security interest created on the date hereof in favor of Garay LLC and Charles Garay.

         2. The Collateral is described as follows and/or on Schedule A, if any, annexed hereto as part hereof and on any separate schedule at any time furnished by Debtor to Secured Party (all of which are hereby deemed part of this Security Agreement), which Collateral includes all attachments, accessions and equipment now or hereafter affixed to the Collateral or used in connection therewith, substitutions and replacements thereof, and (unless the description of the Collateral expressly excludes after acquired (Collateral) all items of the Collateral both now owned or existing and hereafter acquired, created or arising, and any and all products and proceeds thereof (including, without limitation, any claims of Debtor against third parties, for loss or damage to or destruction of any or all of the Collateral):

  SEE ATTACHED SCHEDULE A ANNEXED HERETO AND MADE A PART HEREOF.

together with any and all monies, securities, drafts, notes, items and other property of the Debtor and the proceeds thereof, now or hereafter held or received by or in transit to, Secured Party from or for the Debtor, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and any and all deposits (general or special), balances, sums, proceeds, and credits of the Debtor with, and any and all claims of the Debtor against, Secured Party, at any time existing. In the event that the Collateral includes inventory, Debtor also grants to Secured Party a security interest in, and the collateral shall include, all labels and other devices, names, or marks affixed or to be affixed to inventory for purposes of selling or of identifying the same or the seller or manufacturer thereof and all right, title and interest of Debtor therein and thereto.

         3. Debtor warrants, represents and covenants that: (a) the chief and other places of business of Debtor, the books and records relating to the Collateral and the Collateral are located at the addresses set forth below and Debtor will not change any of the same without prior written notice to and consent of Secured Party; (b) the Collateral is and will be used in Debtor's business and not for personal, family, household or farming use; (c) the Collateral is now, and at all times will be, owned by Debtor free and clear of all liens, security interests, claims and encumbrances except for those which are shown on Schedule B attached hereto; (d) Debtor will not assign, sell, mortgage, lease, transfer, pledge, grant a security interest in or lien upon, encumber or otherwise dispose of or abandon, nor will Debtor suffer or permit any of the same to occur with respect to, any part or all of the Collateral, without prior written consent of Secured Party, except for the sale from time to time in the ordinary course of business of Debtor of such items of Collateral as may constitute part of the business inventory of Debtor, and the inclusion of "proceeds" of the Collateral under the security interest granted herein, shall not be deemed a consent by Secured Party to any sale or other disposition of any part or all of the Collateral except as expressly permitted herein; (e) Debtor has made, and will continue to make payment or deposit or otherwise provide for the payment, when due, of all taxes, assessments or contributions required by law which have been or may be levied or assessed against the Debtor, whether with respect to any of the Collateral, to any wages or salaries paid by Debtor, or otherwise, and will deliver to Secured Party, on demand, certificates or other evidence satisfactory to Secured Party attesting thereto; (f) Debtor will use the Collateral for lawful purposes only, with all reasonable care and caution; (g) Debtor will keep the Collateral in reasonably good repair at Debtor's own cost and expense; (h) Secured Party shall at all times have free access to and right of inspection of the Collateral and any records pertaining thereto (and the right to make extracts from and to receive from Debtor originals or true copies of such records and any papers and instruments relating to any or all of the Collateral and to receive from Debtor originals or true copies of such records and any papers and instruments relating to any or all of the Collateral upon request therefor) and Debtor hereby grants to Secured Party a security interest in all such records, papers and instruments to secure the payment, performance and observance of the Obligations; (i) the Collateral is now and shall remain personal property and Debtor will not permit any of the Collateral to become a part of or affixed to real property without prior written notice to Secured Party and without first making all arrangements, and delivering, or causing to be delivered, to Secured Party all instruments and documents, including, without limitation, waivers and subordination agreements by any landlords or mortgagees, requested by and satisfactory to Secured Party to preserve and protect the primary security interest granted herein against all persons; (j) Debtor will, at its expense, perform all acts and execute all documents reasonably requested by Secured party at any time to evidence, perfect, maintain and enforce Secured Party's primary security interest in the Collateral or otherwise in furtherance of the provisions of this Security Agreement; (k) Debtor assumes all responsibility and liability arising from the use of the Collateral; (l) upon request of Secured Party, at any time and from time to time, Debtor shall, at its sole cost and expense, execute and deliver to Secured Party one or more financing statements pursuant to the Uniform Commercial Code ("UCC") and one or more applications for certificate of title and any other papers, documents or instruments requested by Secured Party in connection with this Security Agreement, and Debtor hereby authorizes Secured Party to execute and file at any time or times, one or more financing statements with respect to all or any part of the Collateral, signed only by the Secured Party; (m) in its discretion, Secured Party may, only after a Default (as hereinafter defined) has occurred, in its name or Debtor's or otherwise, notify any account debtor or obligor of any account, contract, instrument, chattel paper or general intangible included in the Collateral to make payment to Secured Party; (n) Secured Party may, in its reasonable discretion at any time after a Default demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable by Secured Party with respect to, any of the Collateral, and/or extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the collateral or the Obligations, all without consent by Debtor and without otherwise discharging the Obligations, the Collateral or the security interest granted herein; (o) Secured Party may, in its reasonable discretion, after a Default, for the account and expense of Debtor, pay any amount or do any act required of Debtor hereunder or requested by Secured Party to preserve, protect, maintain or enforce the Obligations, the Collateral or the primary security interest granted herein, and which Debtor fails to do or pay, and any such payment shall be deemed an advance by Secured Party to Debtor and shall be payable on demand together with interest at the highest rate then payable on any of the Obligations; (p) Debtor will promptly pay Secured Party for any and all sums, costs and expenses which Secured Party may reasonably pay or reasonably incur pursuant to the provisions of this Security Agreement or in defending, protecting or enforcing the security interest granted herein or in enforcing payment of the Obligations or otherwise in connection with the provisions hereof, including but not limited to all court costs, collection charges, reasonable travel, and reasonable attorney's fees (not less than 15% of the outstanding Obligations where permitted by applicable law), all of which, together with interest at a rate equal to the highest rate then payable on any of the Obligations, shall be part of the Obligations and be payable on demand;
(q) whether or not a Default has occurred, Secured Party, in its discretion, may transfer to or register in the name of Secured Party or its nominee all or any of the Collateral consisting of securities, and whether or not so transferred or registered, Secured Party shall be entitled to receive and retain all income, dividends (including stock dividends and rights to subscribe) and other distributions thereon as part of the Collateral and to exchange any or all such Collateral upon the reorganization, recapitalization, or readjustment of any entity issuing such securities, and to exercise all rights with respect thereto as if it was the absolute owner thereof, provided that until the occurrence of a Default and whether or not the Collateral is transferred to or registered in the name of Secured Party or its nominee, Debtor alone shall be entitled to exercise the right to vote such Collateral, and if the Collateral has been so transferred or registered, Secured Party shall take such action as Debtor may reasonably request to enable Debtor to exercise the right to vote such Collateral or any part thereof for any purpose which is not inconsistent with the terms of this Security Agreement or the Obligations or which would not have an adverse effect on the value of the Collateral or any part thereof; (r) after a Default any of the proceeds of the Collateral received by Debtor shall not be commingled with other property of Debtor, but shall be segregated, held by the Debtor in trust as the exclusive property of Secured Party, and Debtor will immediately deliver to Secured Party the identical checks, monies, or other proceeds of Collateral received, duly endorsed in blank where appropriate to effectuate the provisions hereof, the same to be held by Secured party as additional Collateral hereunder or, at secured Party's option, to be applied to payment of any of the Obligations, whether or not due and in any order; and (s) at any time Secured Party may assign, transfer and deliver to any transferee of any of the Obligations, any or all of the Collateral, whereupon Secured Party shall be fully discharged from all responsibility and the transferee shall be vested with all powers and rights of Secured Party hereunder with respect thereto, but Secured Party shall retain all rights and powers with respect to any Collateral not assigned, transferred or delivered.

         4. The occurrence of any one of more "Defaults" or "Events of Default", as defined in the Purchase Agreement shall constitute an event of default ("Default") by Debtor under this Security Agreement.

         5. Upon the occurrence of any Default and at any time thereafter, Secured Party may, without demand upon Debtor, declare any or all Obligations of Debtor immediately due and payable and Secured Party shall have the following rights and remedies (to the extent permitted by applicable law) in addition to all rights and remedies of a secured party under the UCC, or of Secured Party under the Obligations, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively or concurrently; (a) Secured Party may at any time and from time to time, with or without judicial process or the aid and assistance of others, enter upon any premises in which any of the Collateral may be located and, without resistance or interference by Debtor, take possession of the Collateral; and/or dispose of any part or all of the Collateral on any premises of Debtor; and/or require Debtor to assemble and make available to Secured Party at the expense of Debtor any part or all of the Collateral at any place and time designated by Secured Party which is reasonably convenient to both parties; and/or remove any part or all of the Collateral from any premises on which any part may be located for the purpose of effecting sale or other disposition thereof (and if any of the Collateral consists of motor vehicles, Secured Party may use Debtor's license plates); and/or sell, resell, lease, assign and deliver, grant options for or otherwise dispose of any or all of the Collateral in its then condition or following any commercially reasonable preparation or processing, at public or private sale or proceedings or otherwise, by one or more contracts, in one or more parcels, at the same or different times, with or without having the Collateral at the place of sale or other disposition, for cash and/or credit, and upon any terms, at such place(s) and time(s) and to such persons, firms or corporations as Secured Party deems best, all without demand for performance or any notice or advertisement whatsoever except that where an applicable statute requires reasonable notice of sale or other disposition Debtor hereby agrees that five days notice by ordinary mail, postage prepaid, to any address of Debtor set forth in this Security Agreement of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof. If any of the Collateral is sold by Secured Party upon credit or for future delivery, Secured Party shall not be liable for the failure of the purchaser to pay for same and in such event Secured Party may resell such Collateral. Secured Party may buy any part or all of the Collateral at any public sale and if any part or all of the Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely distributed standard price quotations Secured Party may buy at private sale and may make payment therefor by any means. Secured Party may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling, leasing and the like, to reasonably attorney's fees (not exceeding 15% of the outstanding Obligations) and all reasonable travel and other expenses which may be incurred by Secured Party in attempting to collect the Obligations or enforce this Security Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Security Agreement; and then to the Obligations in such order and as to principal or interest as Secured Party may desire; and Debtor shall remain liable and will pay Secured Party on demand any deficiency remaining, together with interest thereon at a rate equal to the highest rate then payable on the Obligations and the balance of any expenses unpaid, with any surplus to be paid to Debtor, subject to any duty of Secured Party imposed by law to the holder of any subordinate security interest in the Collateral. Debtor recognizes that the Secured Party may be unable to effect a public sale of all or a part of the Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act of 1933, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Debtor agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall be deemed to have been made in a commercially reasonable manner. Secured Party has no obligation to delay sale of any such securities for the period to time necessary to permit the issuer of such securities, even if such issuer would agree, to register such securities for public sale under the Securities Act of 1933; (b) Secured Party may appropriate, set off and apply to the payment of any or all of the Obligations, any and all Collateral in or coming into the possession of Secured Party or its agents and belonging or owing to Debtor, without notice to Debtor, and in such manner as Secured Party may in its discretion determine; (c) Secured Party may exercise all voting rights with respect to all or any of the Collateral consisting of securities and may exercise all powers with respect thereto as if an absolute owner thereof, none of which shall adversely affect the security interests granted herein or the Obligations.

         6. To  effectuate  the  terms  and  provisions  hereof,  Debtor  hereby designates and appoints Secured Party and its designees or agents as attorney-in-fact of Debtor, irrevocably and with power of substitution, with authority, after a Default, to receive, open and dispose of all mail addressed to Debtor, to notify the Post Office authorities to change the address for delivery of mail addressed to Debtor to such address as Secured Party may designate; to endorse the name of Debtor on any notes, acceptances, checks, drafts, money orders, instruments or other evidences of payment or proceeds of the Collateral that may come into Secured Party's possession; to sign the name of Debtor on any invoices, documents, drafts against and notices to account debtors or obligors of Debtor, assignments and requests for verification of accounts; to execute proofs of claim and loss; to execute any endorsements, assignments, or other instruments of conveyance or transfer; to adjust and compromise any claims under insurance policies; to execute releases; and to do all other acts and things (before as well as after a Default) necessary and advisable in the reasonable discretion of Secured Party to carry out and enforce this Security Agreement. All lawful and reasonable acts of said attorney or designee are hereby ratified and approved and, except for willful misconduct or gross negligence, said attorney or designee shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law. This power of attorney being coupled with an interest is irrevocable while any of the Obligations shall remain unpaid.

         7. Secured Party shall have the duty to exercise reasonable care in the custody and preservation of any securities in its possession included in the Collateral, which duty shall be fully satisfied if Secured Party maintains safe custody of any such securities, and, with respect to any maturities, calls, conversions, exchanges, redemption, offers, tenders or similar matters relating to any of such securities (herein called "events"), in the exercise of its sole discretion (a) Secured Party endeavors to take such action with respect to any of the events as Debtor may reasonably and specifically request in writing in sufficient time for such action to be evaluated and taken or (b) if Secured Party determines that the action requested might adversely affect the value of the securities as collateral, the collection of the Obligations secured, or otherwise prejudice the interests of Secured Party, Secured Party gives reasonable notice to Debtor that any such requested action will not be taken and if Secured Party makes such determination or if Debtor fails to make such timely request, Secured Party takes such other action as it deems advisable in the circumstances. Secured Party shall have no further obligation to ascertain the occurrence of, or to notify Debtor with respect to, any events and shall not be deemed to assume any such obligation as a result of the establishment by Secured Party of any internal procedures with respect to any securities in its possession, nor shall Secured Party be deemed to assume any responsibility for, or obligation or duty with respect to, any part or all of the Collateral, of any nature or kind, or any matter or proceedings arising out of or relating thereto, including, without limitation, any obligation or duty to take any action to collect, preserve or protect its or Debtor's rights in the Collateral or against any prior parties thereto, but the same shall be at Debtor's sole risk at all times. If the Collateral hereunder includes "stock" as defined in Regulation U of the Federal Reserve Board, it is hereby agreed such "stock" shall not secure Obligations which are "purpose credits", as that term is used in Regulation U, and (i) are secured solely by collateral other than "stock" or (ii) are unsecured. Secured Party's prior recourse to any part or all of the Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Obligations. No act, failure or delay by Secured Party shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Secured Party of any Default or right or remedy which it may have shall operate as a waiver of any other Default, right or remedy or of the same Default, right or remedy on a future occasion. Debtor hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing any of the Obligations or the Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein). Debtor agrees to pay, on demand, all reasonable out-of-pocket expenses incurred by Secured Party in connection with the enforcement of this Security Agreement, the Obligations, and the transactions contemplated hereunder and thereunder, including but not limited to the reasonable fees and expenses of counsel to Secured Party. In the event of any litigation, with respect to any matter connected with this Security Agreement, the Obligations or the Collateral, Debtor hereby waives the right to a trial by jury and all defenses, including any defense based on any Statute of Limitations, any claim of laches, rights of setoff and the rights to interpose counterclaims of any nature other than mandatory counterclaims. Debtor hereby irrevocably consents to the jurisdiction of the courts of the State of New York and of any Federal Court located in such State in connection with any action or proceeding arising out of or relating to the Obligations, this Security Agreement or the Collateral, or any document or instrument delivered with respect to any of the Obligations. Debtor hereby waives personal service of any summons, complaint or other process in connection with any such action or proceeding and agrees that the service thereof may be made by certified or registered mail directed to Debtor at any place of business set forth below, or at such other address as Debtor may designate by written notification by certified or registered mail directed to and received by Secured Party at its office set forth in the financing statements filed hereunder (or if no such financing statements have been filed, at the office of Secured Party at which is located the officer in direct supervision of the within security interest). The Debtor so served shall appear or answer to such summons, complaint or other process within thirty days after the mailing thereof. Should the Debtor so served fail to appear or answer within said thirty-day period, such Debtor shall be deemed in default and judgment may be entered by Secured Party against such Debtor for the amount or such other relief as may be demanded in any summons, complaint or other process so served. In the alternative, in its discretion Secured Party may effect service upon Debtor in any other form or manner permitted by law. All terms used herein shall have the meanings as defined in the UCC, unless the context otherwise requires. No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Security Agreement and to such provision, and executed by the party to be charged. The execution and delivery of this Security Agreement has been authorized by the Board(s) of Directors of Debtor and by any necessary vote or consent of stockholders of Debtor (if a corporation). This Security Agreement and all Obligations shall be binding upon the heirs executors, administrators, successors, or assigns of Debtor, and all, together with the rights and remedies of Secured Party hereunder, inure to the benefit of Secured Party, its successors, endorsees and assigns. This Security Agreement and the Obligations shall be governed in all respects by the laws of the State of New York. If any term of this Security Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby. Secured Party is authorized to annex hereto any schedules referred to herein. Debtor acknowledges receipt of a copy of this Security Agreement.

         IN WITNESS WHEREOF, the undersigned has executed or caused this Security Agreement to be executed in the State of New York, the date first above set forth.



(CORPORATE SEAL)                                     LAMINAIRE CORPORATION

                                                     By
                                                    (Name)
                                                    (Title)

                               Trade Name (if any)






Chief Place of Business:                  All location(s) of Collateral:
                                         (Also set forth the Section,
                                          Block and Lot where  there is  located
                                          any of the Collateral  which is or may
                                          be affixed to realty.)







Other Places of Business:











Location of Books and Records             Name of record owner of real estate
Relating to the Collateral:               where any of the Collateral is or may
                                          be affixed to realty:

                                                    Schedule A

         Collateral shall mean and include all of Debtor's right, title and interest in and to:

         1.  All Accounts;

         2.  All Inventory;

         3.  All Equipment; and

         4. All Proceeds and products of any or all of the foregoing, to the extent not otherwise included.

For purposes of this Schedule A, the following terms shall have the following meanings:

                  "Accounts" shall mean all "accounts", as such term is defined in Section 9-106 of the Uniform Commercial Code as in effect on the date hereof in the State of New Jersey (the "Code"), in which Debtor now or hereafter has any right, title or interest.

                  "Equipment" shall mean all "equipment", as such term is defined in Section 9-109 of the Code, in which Debtor now or hereafter has any right, title or interest.

                  "Inventory" shall mean all "inventory", as such term is defined in Section 9-109 of the Code, in which Debtor now or hereafter has any right, title or interest.

                  "Proceeds" shall mean  "proceeds",  as such term is defined in
         Section 9-306 of the Code including, but not limited to (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Debtor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person, corporation, agency, authority or other entity acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

EXHIBIT 10.33 GUARANTY EXECUTED BY LAMINAIRE CORPORATION IN FAVOR OF NORWOOD VENTURE CORP. DATED OCTOBER 16, 1997

                                                     GUARANTY


    GUARANTY dated as of October 16 , 1997 made by the undersigned guarantor (the "Guarantor"), in favor of Norwood Venture Corp. ("NVC").

     WHEREAS, NVC is, on the date hereof, purchasing, at par, from Thermo-Mizer Environmental Corp., a Delaware corporation which owns all of the issed and outstanding capital stock of the Guarantor (the "Company"), the Company's 12% Convertible Note due November 1, 2002 in the principal amount of $500,000 (the "Note") pursuant to a Convertible Note Purchase Agreement dated the date hereof (the "Purchase Agreement") and the Company is transferring to the Guarantor part of the proceeds received by it from the sale of the Note; and

      WHEREAS, it is a condition to NVC's consummating the transactions contemplated by the Purchase Agreement that the Guarantor executes and delivers this Guaranty to NVC.

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantor hereby agrees for the benefit of NVC and the successors and assigns of NVC, as follows:


         Guaranty of Payment. The Guarantor hereby unconditionally and irrevocably guarantees for the benefit of NVC and the successors and assigns of NVC (a) the prompt and complete payment when due (whether at the scheduled date for payment or on acceleration, including amounts which would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss.362(a) or any successor provision thereto or any comparable provision under the laws of any foreign jurisdiction) of all indebtedness, obligations and liabilities of the Company to NVC under the Note (all such indebtedness, obligations and liabilities being herein called the "Obligations"), and (b) the prompt and complete payment on demand of any and all reasonable out-of-pocket expenses incurred by NVC in enforcing any rights under this Guaranty ("Expenses").

    No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder or any setoff or application of funds of the Guarantor by NVC, the Guarantor shall not be entitled to be subrogated to any of the rights of NVC against the Company or any collateral security or guaranty or right of offset held by NVC for the payment of the Obligations, nor shall the Guarantor seek any reimbursement from the Company in respect of payments made by the Guarantor hereunder.

     No Release of Guarantor's Obligations. The Guarantor hereby consents that, without the necessity of any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor:


     any demand for payment of any of the Obligations made by NVC may be rescinded by NVC;

     the Obligations, or the liability of the Company or any other party upon or for any part thereof, or any collateral security or guaranty therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released;

     the Purchase Agreement, the Note and any agreement, instrument, schedule, annexure, supplement, collateral security document or guaranty, or other document delivered in connection therewith, may be amended, modified, renewed, extended, supplemented or terminated, in whole or in part; and

AAL\Norwood\Thermo
9/25/97
     any collateral security or guaranty or right of offset at any time held by NVC for the payment of the Obligations may be sold, exchanged, waived, surrendered or released;

all without the necessity of any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, and the Guarantor will remain bound hereunder, notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release. NVC shall have no obligation to protect, secure, perfect or insure any collateral security document or property subject thereto at any time held as security for the Obligations or this Guaranty. When making any demand hereunder against the Guarantor, NVC may, but shall be under no obligation to, make a similar demand on the Company or any other obligor, and any failure by NVC to make any such demand or to collect any payments from the Company or any other obligor or any release of the Company or any other obligor shall not relieve the Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of NVC against the Guarantor. For the purposes hereof, "demand" shall include the commencement and continuance of any legal proceedings.

     Reliance; Obligations Absolute; Etc. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by NVC upon this Guaranty or acceptance of this Guaranty, and the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty, and all dealings between the Company or the Guarantor and NVC shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty. The Guarantor waives notice of acceptance hereof, diligence, presentment, protest, notice of protest, demand for payment and notice of default or nonpayment to or upon the Company or the Guarantor with respect to the Obligations. This Guaranty shall be construed as a continuing, absolute and unconditional guaranty of payment (and not merely of collection). The obligations and liabilities of the Guarantor hereunder shall not be conditioned or contingent upon the pursuit by NVC, or any other person at any time of any right or remedy against the Company or any other person which may be or become liable in respect of all or any part of the Obligations or against any collateral security or guaranty therefor or right of offset with respect thereto. This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and its successors and assigns, and shall inure to the benefit of NVC and the successors and assigns of NVC, until all the Obligations and the obligations of the Guarantor under this Guaranty shall have been irrevocably satisfied by payment in full.


     Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned, and in each case shall have actually been repaid, by NVC upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or the Guarantor, or any substantial part of their property, or otherwise, all as though such payments had not been made. This provision shall survive any termination of this Guaranty.


     Payments. The Guarantor agrees that any amounts for which the Guarantor is liable hereunder will be paid in lawful currency of the United States of America. All payments hereunder shall be made to NVC in immediately available funds or such other funds and in such manner as NVC may require.


     No Waiver; Remedies Cumulative. No failure to exercise and no delay in exercising, on the part of NVC, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other power or right. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

     Waivers; Amendments; Governing Law. No provision of this Guaranty shall be waived, amended or supplemented except by a written instrument executed by the Guarantor and NVC. This Guaranty shall be binding upon the successors and assigns of the Guarantor, and shall, together with the rights and remedies of NVC hereunder, inure to the benefit of NVC and the successors and assigns of NVC. The Guarantor may not assign any of its rights or obligations under this Guaranty without the prior written consent of NVC. This Guaranty shall be governed by and be construed and interpreted in accordance with the laws of the State of New York.


     Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.



     Notices. All notices, requests, demands or other communications pursuant to or in connection with this Guaranty shall be given in writing (and shall become effective) when deposited in the mails, postage prepaid, addressed to the Guarantor at the address set forth below, and to NVC at 1430 Broadway, New York, New York 10018 or to such other address as shall be specified in writing by one to the other. No other method of giving notice is hereby precluded.


     Submission to Jurisdiction; Waiver of Jury Trial. The Guarantor agrees that any legal or equitable action or proceeding with respect to this Guaranty or the enforcement thereof may be brought in any Federal or State court of competent jurisdiction located in the City of New York and irrevocably waives any objection the Guarantor may now or hereafter have as to the venue of any such action or proceeding brought in such a court or that such court is an inconvenient forum. The Guarantor consents to the service of process out of any of the aforementioned courts in any such action or proceeding by mailing of copies thereof by registered mail, postage prepaid, such service to become effective five (5) business days after such mailing. Nothing herein shall affect NVC's right to serve process in any other manner prescribed by law or the right to bring legal or equitable actions or proceedings in other competent jurisdictions. Any judicial proceeding by the Guarantor against NVC involving, directly or indirectly, any matter in any way arising out of, related to or connected with this Guaranty shall be brought only in a court located in the City of New York.


                  THE GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING BROUGHT BY THE GUARANTOR OR NVC INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS GUARANTY.

                              LAMINAIRE CORPORATION


                              By:__________________________________



Address for Notices:

Laminaire Corporation
528 Oritan Avenue
Ridgefield, New Jersey 07657

Attention: Jon Darcy
            Charles Garay

STATE OF NEW YORK      )
                                      : SS.:
COUNTY OF NEW YORK  )

     On this day of October, 1997, before me personally came , to me known, who by me duly sworn, did depose and say that deponent resides at
                                 ,
that deponent is the of Laminaire Corporation, the corporation described in and which executed the foregoing Guaranty, that deponent knows the seal of the corporation, that the seal affixed to the Guaranty is the corporate seal, that it was affixed by order of the board of directors of the corporation; and that deponent signed deponent's name by like order.



                                                       Notary Public